united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300, Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: 12/31

Date of reporting period: 06/30/18

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2018

Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio
Global Atlantic Balanced Managed Risk Portfolio
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Global Atlantic Growth Managed Risk Portfolio
Global Atlantic Moderate Growth Managed Risk Portfolio
Global Atlantic Motif Technological Innovations Portfolio
Global Atlantic PIMCO Tactical Allocation Portfolio
Global Atlantic Select Advisor Managed Risk Portfolio
Global Atlantic Wellington Research Managed Risk Portfolio
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Class II shares

Each a separate series of the Forethought Variable Insurance Trust
Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:	unaudited

The domestic equity market rally slowed considerably in the first six months of 2018 when compared to 2017, while international equities fell during this period after realizing very strong returns in 2017. The first half of 2018 was marked by heightened volatility, especially from February to April, driven by concerns over international trade tensions between the U.S. and its major trading partners, equity valuations, inflation, rising interest rates, the U.S.-North Korea summit, and the U.S.’ exit from the Iran nuclear agreement. A notable spike in volatility occurred in early February, which led to a 9.50% decline in the S&P 500. This increase in volatility was evidenced by a four-day period during which the daily range between the high and the low on the S&P 500 exceeded 4%. This decline was quickly followed by a rapid, partial recovery of 6.50%. However, the S&P 500 has yet to fully recover to its pre-decline 2018 peak, which it had reached in late January.

Despite the fact that first quarter corporate earnings were generally strong compared to forecasted earnings (in large part due to the tax reform legislation that was passed in 2017), positive revisions to forward-looking estimates for the remainder of 2018 have not occurred. Escalating tensions between the U.S. and its major trading partners and higher interest rates have led to a strengthening of the U.S. dollar and heightened concerns regarding global economic growth. These developments could negatively impact U.S. corporate earnings growth as approximately 40% of the earnings of the S&P 500 are generated outside the United States.

With this geopolitical backdrop, as well as a strengthening U.S. dollar and rising U.S. interest rates, U.S. equity indices led in the first half of 2018, with the Russell 2000 up 7.66% (as compared to 14.65% in 2017), followed by the S&P MidCap 400 and the S&P 500 up 3.49% and 2.65%, respectively (as compared to 16.24% and 21.83%, respectively in 2017)

Internationally, the MSCI EAFE and the MSCI Emerging Markets were down -2.75% and -6.66%, respectively (as compared to up 25.03% and 37.28%, respectively in 2017). Regionally, European equities, as measured by the Euro Stoxx 50, were down -3.72% for the first half of 2018 (as compared to up 24.27% in 2017), while the UK and Japanese equity markets, as measured by the FTSE 100 and Nikkei 225, respectively, fell -0.81% and -0.12%, respectively (as compared to up 22.56% and 23.12% in 2017, respectively).

After raising interest rates three times in 2017, the U.S. Federal Reserve (the “Fed”) raised rates twice in the first half of 2018 and indicated in June that it may raise rates one or two more times this year. Similar to 2017, domestic investment grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, trailed domestic equity markets, falling -1.62% year-to-date (as compared to up 3.54% in 2017). The ICE BofAML U.S. High Yield Total Return Index rose just 0.06% during the first half of 2018 (as compared to up 4.92% in 2017). Commodities were positive in the first half of 2018 with the S&P GSCI up 10.36% (as compared to up 5.77% in 2017), led by a 24.79% rise in oil prices that more than offset a 4.04% decline in gold. The U.S. dollar strengthened 2.55% during the first half of 2018 after declining -9.87% in 2017.

For asset allocation funds, these disparate returns meant that asset allocation decisions, and the timing of those decisions, were important drivers of performance during the period. The following pages contain Management’s discussion of recent Portfolio performance. Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic American Funds® Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Balanced Managed Risk Portfolio	S&P Target Risk® Conservative Index
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	S&P Target Risk® Conservative Index
Global Atlantic Growth Managed Risk Portfolio	S&P Target Risk® Growth Index
Global Atlantic Moderate Growth Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Motif Technological Innovations Portfolio	Russell 3000 Technology Index
Global Atlantic PIMCO Tactical Allocation Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Select Advisor Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Wellington Research Managed Risk Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	S&P Target Risk® Moderate Index
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	S&P Target Risk® Aggressive Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

S&P Target Risk® Aggressive Index. An index that offers significant exposure to equities, while also providing limited fixed income exposure to diversify risk.

S&P Target Risk® Conservative Index. An index that emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of return.

S&P Target Risk® Moderate Index. An index that offers significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

S&P Target Risk® Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Bloomberg Barclays US Aggregate Bond Index (“Bbg Barclays US Agg Bond”). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

ICE BofA ML High Yield Cash Pay MV USI Index (“CEI BofAML U.S. High Yield”). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

Chicago Board Options Exchange S&P 500 Volatility Index (“VIX”). An index that reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Euro Stoxx 50 Index (“Euro Stoxx 50”). An index of 50 blue-chip stocks representing supersector leaders from 12 Eurozone countries.

FTSE 100 Index (“FTSE 100”). A share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization. The index is maintained by the FTSE Group, a subsidiary of the London Stock Exchange Group. The index is unmanaged and not available for direct investment.

MSCI EAFE Total Return Index (“MSCI EAFE”). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index (“MSCI Emerging Markets”). An index created by MSCI that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 24 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Nikkei 225 Index (“Nikkei 225”). A price-weighted average of the 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Russell 2000 Total Return Index (“Russell 2000”). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 3000 Technology Index. A capitalization-weighted index measuring the performance of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

S&P MidCap 400 Total Return Index (“S&P MidCap 400”). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500 Index (“S&P 500”). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P GSCI Total Return Index (“S&P GSCI”). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index. An index that indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

3734-NLD-7/23/2018

Table of Contents

■	Global Atlantic Portfolio Reviews	5 – 38

■	Financial Statements:

	Portfolio of Investments	39 – 92

	Statement of Assets and Liabilities	93 – 96

	Statements of Operations	97 – 100

	Statements of Changes in Net Assets	101 – 107

■	Financial Highlights	108 – 120

■	Notes to Financial Statements	121 – 152

■	Expense Examples	153 – 154

■	Privacy Policy	155 – 156

■	Proxy Voting Policy	Back Cover

■	Portfolio Holdings	Back Cover

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 0.92% compared to a benchmark return of -0.86%, a difference of 178 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was overweight equities versus fixed income during the first half of 2018, which contributed to performance. Within equities, the Portfolio was underweight international equities versus the benchmark, which benefited results as international and emerging markets equities underperformed domestic equities. For the first half of the year, the MSCI EAFE Index returned -2.75% and the MSCI Emerging Markets Index returned -6.66%, while domestic equities, as represented by the S&P 500 Index, returned 2.65%.

The Portfolio’s strongest performing stand-alone allocation was the American Funds Insurance Series® Growth Fund, which returned 9.95% during the period as domestic growth equities outpaced other asset classes due to strong corporate earnings and investor optimism coupled with a stronger U.S. dollar, political instability, and a possible trade war weighing on foreign equity results. The Portfolio was underweight duration during the first half of 2018, which was beneficial as U.S. interest rates rose substantially, leading to underperformance by longer duration fixed income instruments. Manager selection was a contributor to the Portfolio, adding an estimated 1.56% to performance during the first half of 2018. American Funds Insurance Series® Growth-Income Fund was the strongest contributor of alpha by posting a return of 6.58% versus 2.65% for the S&P Target Risk® Moderate Index and contributing an estimated 0.59% to manager alpha.

From a managed risk perspective, the financial markets generally rose with low volatility in 2017 and through January 2018, and the CBOE Volatility Index (“VIX”) closing below 15 every day in January. In early February, however, volatility increased sharply with the VIX rising from 13 to 37, which led to a decline in the S&P 500 Index of 9.50%. This increase in volatility was evidenced by a four-day period during which the daily range between the high and the low on the S&P 500 Index exceeded 4%. This decline was quickly followed by a rapid, partial recovery of 6.50%. Another two-day downturn in late March, when the S&P 500 Index declined 4.50%, was again followed by a rapid recovery. However, the S&P 500 Index has yet to fully recover to its pre-decline 2018 peak, which was reached in late January. While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdown in February and March 2018, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance during the period.

In markets where volatility exhibits the type of behavior seen in February and March 2018 – recall that these types of V-shaped markets also occurred in 2015 and 2016 - greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the managed risk component meaningfully reduced the net equity exposure of the Portfolio as volatility increased and it gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk component responded as designed during these market downturns, the exceptionally quick nature of the equity market recoveries meant that the benefit of protection the strategy provided was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

Relative to the beginning of 2018, the Portfolio is now further underweight foreign equities. Wilshire’s conviction in foreign equities fell during the period as differentials between economic indicators, such as the Purchasing Managers’ Index in Europe and the U.S., diminished somewhat. While Europe is more politically and economically stable today than in recent years, the new U.S. tax plan has caused some of the value to shift back to U.S. valuations versus continental Europe. Wilshire believes that increased geopolitical risks associated with the use of tariffs and rising protectionism could have a disproportionately negative impact on foreign equity markets, and a strengthening U.S. dollar could serve as a headwind to performance. Also during the period, the Portfolio enacted an overweight in domestic value equities, relative to growth equities. Wilshire observes that the prices of growth stocks could imply a high level of excess optimism, and after the extreme outperformance of growth versus value in 2017 and early 2018, Wilshire is positioning for mean reversion in favor of value equities. Wilshire also believes that the recent U.S. tax reform could be favorable for value equities and could serve as a near-term catalyst for a cyclical rally.

Wilshire reduced the duration of the Portfolio during early 2017, partially due to its concern with the level of duration present within core fixed income indices rather than concerns that interest rates were poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) was 4.55 years, but the Index duration is nearly 6 years today. Therefore, even with an underweight duration stance, Wilshire believes that the Portfolio is likely to have at least as much interest rate risk as has historically existed within the Index.

7344-NLD-08/03/2018

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic American Funds® Managed Risk Portfolio
Class II	0.92%	7.52%	5.78%	5.78%
S&P Target Risk® Moderate Index (Total Return)	(0.86)%	4.30%	4.82%	4.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.27% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	61.8%
Variable Insurance Trusts - Debt Funds	33.2%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	5.0%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

^	Represents less than 0.1%

Global Atlantic Balanced Managed Risk Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Conservative Index. The Portfolio posted a return of -1.08% compared to a benchmark return of -0.96%, a difference of -12 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The first half of 2018 saw the return of volatility in financial markets after an extraordinarily stable 2017. Equities in most developed markets declined in the first quarter over investor concerns about rising interest rates, increasing inflationary pressures and heightened trade tensions between the U.S. and its trading partners. While U.S. equity markets rebounded somewhat in the second quarter on the back of strong earnings growth, the rest of the world continued to lag. Emerging markets in particular, which had held up well in the first quarter of 2018, sold off significantly in the second quarter. Fixed income provided no safe haven, as market expectations for inflation finally caught up to what the U.S. Federal Reserve had been forecasting for several quarters, pushing bond yields higher across the curve.

The Portfolio’s tilt toward equities over fixed income throughout the first half of the year was favorable for overall performance as the higher bond yields, coupled with widening credit spreads, caused fixed income to underperform. Within equities, a tilt toward non-U.S., in particular Europe and Japan, detracted from overall performance as the U.S. outperformed these regions on the back of strong earnings fundamentals. On the fixed income side, the Portfolio maintained a relatively short duration profile throughout the first half of the year, which contributed favorably to overall performance as rates rose. However, credit spread assets, and in particular emerging market debt, detracted from Portfolio performance as credit underperformed during this period.

From a managed risk perspective, the financial markets generally rose with low volatility in 2017 and through January 2018, and the CBOE Volatility Index (“VIX”) closing below 15 every day in January. In early February, however, volatility increased sharply with the VIX rising from 13 to 37, which led to a decline in the S&P 500 Index of 9.50%. This increase in volatility was evidenced by a four-day period during which the daily range between the high and the low on the S&P 500 Index exceeded 4%. This decline was quickly followed by a rapid, partial recovery of 6.50%. Another two-day downturn in late March, when the S&P 500 Index declined 4.50%, was again followed by a rapid recovery. However, the S&P 500 Index has yet to fully recover to its pre-decline 2018 peak, which was reached in late January. While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdown in February and March 2018, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance during the period.

In markets where volatility exhibits the type of behavior seen in February and March 2018 – recall that these types of V-shaped markets also occurred in 2015 and 2016 - greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the managed risk component meaningfully reduced the net equity exposure of the Portfolio as volatility increased and it gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk component responded as designed during these market downturns, the exceptionally quick nature of the equity market recoveries meant that the benefit of protection the strategy provided was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities relative to fixed income at period end as BlackRock believes that despite a higher level of economic uncertainty, the backdrop still remains conducive for risk taking. BlackRock believes that earnings momentum is rising across the world, particularly in the U.S. where tax reform has fueled the corporate earnings outlook. But with uncertainty around the economic outlook rising and financial conditions tightening, BlackRock prefers to reduce some Portfolio risk heading into the third quarter. Within equities, BlackRock maintained a tilt toward the Eurozone and Japanese regions at period end, but will look to scale back Eurozone exposure as home-grown risks increase. BlackRock believes that an anti-establishment, euro-skeptic Italian government and renewed tensions over immigration have raised long-run risks for the European Union (“EU”)’s future. In BlackRock’s opinion, a non-committal outcome at the most recent summit of EU leaders provides little confidence that a crisis would be handled well.

Within fixed income, the Portfolio positioning was tilted toward shorter duration bonds at period end, and BlackRock continues to favor shorter duration as a buffer against rising rates and inflation. Within credit, BlackRock favors investment grade as a ballast to equity risk, but high valuations may limit the upside.

7344-NLD-08/03/2018

Global Atlantic Balanced Managed Risk Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Balanced Managed Risk Portfolio
Class II	(1.08)%	4.49%	4.01%	4.46%
S&P Target Risk® Conservative Index (Total Return)	(0.96)%	3.21%	4.12%	3.77%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.01% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Conservative Index (Total Return) emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	50.4%
Exchange Traded Debt Funds	44.7%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	4.9%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

^	Represents less than 0.1%

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is managed by the Global Atlantic Investment Advisors, LLC (the “Adviser”) while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -1.78% compared to a benchmark return of -0.86%, a difference of -92 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the BlackRock Global Allocation V.I. Fund. The Portfolio’s other holdings may include cash, a money market fund, and hedge instruments such as futures contracts. The BlackRock Global Allocation V.I. Fund underperformed the S&P Target Risk® Moderate Index during the period.

From a managed risk perspective, the financial markets generally rose with low volatility in 2017 and through January 2018, and the CBOE Volatility Index (“VIX”) closing below 15 every day in January. In early February, however, volatility increased sharply with the VIX rising from 13 to 37, which led to a decline in the S&P 500 Index of 9.50%. This increase in volatility was evidenced by a four-day period during which the daily range between the high and the low on the S&P 500 Index exceeded 4%. This decline was quickly followed by a rapid, partial recovery of 6.50%. Another two-day downturn in late March, when the S&P 500 Index declined 4.50%, was again followed by a rapid recovery. However, the S&P 500 Index has yet to fully recover to its pre-decline 2018 peak, which was reached in late January. While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdown in February and March 2018, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance during the period.

In markets where volatility exhibits the type of behavior seen in February and March 2018 – recall that these types of V-shaped markets also occurred in 2015 and 2016 - greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the managed risk component meaningfully reduced the net equity exposure of the Portfolio as volatility increased and it gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk component responded as designed during these market downturns, the exceptionally quick nature of the equity market recoveries meant that the benefit of protection the strategy provided was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

At period end, the Portfolio’s primary investment remained the BlackRock Global Allocation V.I. Fund.

7344-NLD-08/03/2018

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Class II	(1.78)%	3.23%	1.42%	2.04%
S&P Target Risk® Moderate Index (Total Return)	(0.86)%	4.30%	4.82%	4.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.26% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trust - Asset Allocation Fund	95.2%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	4.8%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

^	Represents less than 0.1%

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The equity and fixed income sleeves of the capital appreciation and income component is sub-advised by Franklin Advisers, Inc. (“Franklin Advisers”). Prior to March 1, 2018, the equity sleeve of the capital appreciation and income component was sub-advised by Franklin Advisory Services, LLC. The managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index (the “Index”). The Portfolio posted a return of -1.65% compared to a benchmark return of -0.86%, a difference of -79 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

Franklin Advisers employs a bottom-up stock selection process for the equity sleeve of the Portfolio’s capital appreciation and income component, whereby the portfolio managers invest in securities without regard to benchmark comparisons. As a result, the Portfolio frequently contains sector and security allocations that may be significantly different from those of the Index. With respect to the equity sleeve’s performance versus the S&P 500 Index, the equity portfolio underperformed (net of fees), posting a return of 0.43% compared to an S&P 500 Index return of 2.65%, a difference of -122 basis points.

The Portfolio’s best-performing stocks on a relative basis included Tiffany & Co. (1.11%), Nike, Inc. (1.57%) and Becton, Dickinson and Company (2.62%). Shares of Tiffany, a retailer of high-end jewelry, rose sharply over the period due to a strong first-quarter earnings report released in May. Increased innovation, investment in advertising and digital assets, supply chain improvements and an improving consumer environment all benefited sales during the period, as the new management team’s design and operating initiatives gained momentum. Tiffany has raised its dividend for 16 years.

Shares of Nike, a designer and marketer of athletic footwear, rose on improving results in its key North American market. The company is employing a mix of direct selling, e-commerce, differentiated retail concepts and innovation to drive growth. In our view, a greater use of technology has revolutionized Nike’s ability to connect with customers, manage its inventory and upgrade its manufacturing capabilities. Nike has raised its dividend for 16 years.

Shares of Becton Dickinson, a global medical technology company, rose on a strong quarterly earnings report released in May. Revenue and earnings accelerators included a strong pipeline, synergies from its acquisition of C.R. Bard Inc. and emerging-market exposure. Becton Dickinson has raised its dividend for 46 years.

Holdings that detracted from the Portfolio’s relative performance included General Dynamics Corporation (1.65%), Dover Corporation (1.45%), and Roper Technologies, Inc. (2.69%). General Dynamics, an aerospace and defense company, saw its shares move lower after the company reported sequentially weaker bookings in its aerospace systems business. The first quarter has historically seen weaker bookings for the company, and the portfolio managers believe its backlog remains robust and bodes well for earnings growth over the next several years. In addition, if widely expected increases in U.S. defense spending occur, Franklin Advisers believes that it should benefit General Dynamics. The company has raised its dividend for 21 consecutive years.

Shares of Dover, a diversified industrial company, were weak over the period despite the company reporting solid financial results. Franklin Advisers believes that share performance during the period was likely due to concerns surrounding the negative impact of restrictive trade actions. While global trade concerns have weighed on industrial stocks in general, the portfolio managers believe the recent appointment of Richard Tobin as Dover’s chief executive officer could act as a catalyst in the near future given his reputation for strong operational leadership. Dover has grown its dividend for 62 consecutive years.

Roper Technologies, a diversified industrial company, saw its shares decline during the period despite reporting strong revenue and earnings growth, as well as healthy cash flow generation. The company raised its full-year organic revenue growth and earnings-per-share targets, and it expects to continue achieving strong operating results during 2018. Roper has grown its dividend for 25 consecutive years.

With respect to the fixed income sleeve’s performance versus its reference benchmark, the Bloomberg Barclays US Aggregate Bond Index, the fixed income portfolio underperformed (net of fees), posting a return of -1.86% compared to a benchmark return of -1.62%, a difference of -24 basis points. The first quarter of calendar year 2018 saw the return of volatility to the market as the yield on the 10-year Treasury bond reached the highest levels since early 2014. The initial reaction in risk spreads came in high yield bonds. Although volatility subsided and high yield bond spreads recovered somewhat into the second quarter, weaker demand from foreign investors combined with robust supply started to drive investment-grade credit spreads wider. Growing concern about trade conflicts and the coming end of quantitative easing from global central banks were additional factors that pressured spreads wider in both investment-grade corporate credit and emerging market bonds. Overall, emerging-market bonds and investment-grade corporate credit underperformed Treasury bonds on a duration-adjusted basis during the period. In contrast, high-yield corporate credit and senior secured floating rate loans outperformed. In terms of rates, the two-year Treasury bond yield rose by more than 65 basis points, while the 10-year Treasury bond yield rose by more than 40 basis points.

During the period, the Portfolio’s sector allocation contributed to relative performance on a duration-adjusted basis, while security selection detracted. The Portfolio’s exposure to high-yield corporate credit, senior secured floating rate loans, collateralized loan obligations (“CLOs”), non-agency residential mortgage-backed securities (“RMBS”) and Treasury Inflation-Protected Securities (“TIPS”) all contributed to relative performance. In contrast, security selection in high-yield corporate credit and fixed-rate agency mortgage-backed securities (“MBS”) detracted from relative returns. The net impact from emerging markets was negligible as the drag from allocation was offset by relative gains from the higher quality bias in the Portfolio’s holdings. Relative to the benchmark, duration positioning detracted slightly. Currency also detracted, as gains in the Mexican peso and Canadian dollar were offset by losses in the Swedish krona, Brazilian real and Indian rupee.

From a managed risk perspective, the financial markets generally rose with low volatility in 2017 and through January 2018, and the CBOE Volatility Index (“VIX”) closing below 15 every day in January. In early February however, volatility increased sharply with the VIX rising from 13 to 37, which led to a decline in the S&P 500 Index of 9.50%. This increase in volatility was evidenced by a four-day period during which the daily range between the high and the low on the S&P 500 Index exceeded 4%. This decline was quickly followed by a rapid, partial recovery of 6.50%. Another two-day downturn in late March, when the S&P 500 Index declined 4.50%, was again followed by a rapid recovery. However, the S&P 500 Index has yet to fully recover to its pre-decline 2018 peak, which was reached in late January. While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdown in February and March 2018, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance during the period.

In markets where volatility exhibits the type of behavior seen in February and March 2018 – recall that these types of V-shaped markets also occurred in 2015 and 2016 - greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the managed risk component meaningfully reduced the net equity exposure of the Portfolio as volatility increased and it gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk component responded as designed during these market downturns, the exceptionally quick nature of the equity market recoveries meant that the benefit of protection the strategy provided was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

At period end, in the equity sleeve of the capital appreciation and income component, the Portfolio’s largest sector concentration was industrials, followed by health care and information technology. The Portfolio’s largest holdings were Microsoft Corporation (information technology) (3.03%), Roper Technologies (industrials), Stryker Corporation (health care) (2.66%), Albemarle Corporation (materials) (2.62%) and Becton Dickinson (health care). The Portfolio did not initiate any new positions during the period. Conversely, the Portfolio exited its positions in Archer Daniels Midland Company and RLI Corp., while reducing positions in John Wiley & Sons, Inc. (0.34%), Accenture (2.55%) and Becton Dickinson.

On the fixed income side, given the length of the credit cycle and impending U.S. Federal Reserve rate hikes, the portfolio managers continue to prefer senior secured floating rate loans and CLOs over high yield and investment grade credit in the corporate credit sectors. As such, the Portfolio added to senior secured floating rate loans and CLOs and reduced its positioning in high yield and investment grade credit throughout the period, resulting in an overweight to senior secured floating rate loans and CLOs and a reduced overweight in high yield and investment grade credit. Within the securitized sectors, the Portfolio has a large overweight to RMBS based on strong U.S. housing fundamentals and remains slightly underweight the commercial mortgage-backed securities and MBS sectors. Other notable changes over the period included continuation of shifts out of investment grade entities into sovereign developed entities and incremental additions to the Portfolio’s sovereign emerging market exposure through China state-owned enterprises and credit default swaps. The Portfolio also reduced its inflation exposure as the 10-year breakeven inflation rate (a market-based measure of expected inflation) rose. At period-end, the Portfolio was underweight sovereign developed bonds and overweight sovereign emerging market bonds and TIPS.

On the currency side, the Portfolio continued to reduce its position sizing and risk, starting the period slightly long U.S. dollar, but moving to a slightly short position early on and ending the period short the U.S. dollar. The Portfolio completely closed out several positions including shorts in the Australian dollar, British pound, South Korean won, Japanese yen and Singapore dollar as well as its long position in the Norwegian krone. At period-end, the Portfolio’s largest currency position remained a long position in the Mexican peso with other long positions being in the Indian rupee, Swedish krona, Indonesian rupiah, Brazilian real and Polish zloty. The Portfolio was short the euro, Canadian dollar and Philippine peso. In U.S. dollar duration, the Portfolio was short versus the Index, retaining a yield curve flattener with a short concentrated in the two-year part of the curve. In non-U.S. dollar duration, the Portfolio remained slightly long Australian dollar and Canadian dollar duration and initiated a short euro duration versus long U.S. dollar duration on the 10-year part of the curve.

7344-NLD-08/03/2018

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Class II	(1.65)%	6.82%	5.30%	4.87%
S&P Target Risk® Moderate Index (Total Return)	(0.86)%	4.30%	4.82%	4.23%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Fixed Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.16% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	71.4%
Corporate Bonds	9.5%
Agency Mortgage Backed Securities	5.7%
Asset Backed Securities	5.6%
U.S. Treasury Securities	3.0%
Term Loans	1.3%
Money Market Fund	0.5%
Sovereign Debt	0.2%
Commerical Mortgage Obligation	0.1%
Municipal Bond	0.0	% ^
Other Assets Less Liabilities - Net	2.7%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

Derivative exposure and securities sold short are included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.1%.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Conservative Index. The Portfolio posted a return of -1.60% compared to a benchmark return of -0.96%, a difference of -64 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Using a momentum-based methodology to dynamically allocate across global asset classes, the Portfolio seeks to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks exposure to asset classes that have exhibited positive trends in price performance over selected time periods.

Relative to the S&P Target Risk® Conservative Index, the Portfolio’s greater allocation to equities contributed to returns in the first half of 2018. While global equity markets experienced mixed results in the first quarter, their performance relative to fixed income markets was strong. Given U.S. Federal Reserve Board monetary policy, interest rates continued to rise in the first half of the year, leading to poor fixed income performance. Additionally, U.S. equities have continued to outperform their international peers, which benefited the Portfolio’s performance due to its relative overweight to U.S. equities within its equity allocation.

While the Portfolio’s equity exposures broadly benefited performance, an allocation to U.S. Treasuries detracted from returns. The Portfolio’s options holdings also detracted from performance over the reporting period. This stemmed primarily from purchased put options which were more expensive due to rising volatility in markets, and markets that did not fall enough for the put options to benefit performance. While the sold call options did generate some premium that helped to offset negative contributions from the put options, the size of the premium was not large enough to offset the cost of the protection afforded by the puts.

How was the Portfolio positioned at period end?

As of June 30, 2018, the Portfolio had approximately 60% of its assets in equities. Regionally, 47.5% of its assets were invested in U.S. equities, given overall strong momentum. This domestic allocation was 25.0% large-cap, 10.0% mid-cap and 12.5% small-cap equities. Within international equity, the Portfolio held a 6.25% allocation each to both Japanese and U.K. equities given moderate equity market momentum within those markets. The Portfolio currently does not have an allocation to European equities given poor trends. From a fixed income perspective, the Portfolio currently holds 40% in U.S. Treasuries, its minimum strategic allocation. This underweight is driven by poor trends in fixed income relative to equity.

7344-NLD-08/03/2018

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Class II	(1.60)%	2.98%	2.07%	1.54%
S&P Target Risk® Conservative Index (Total Return)	(0.96)%	3.21%	4.12%	3.37%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.24% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Conservative Index (Total Return) provides significant exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Money Market Fund	34.2%
U.S Treasury Note	38.9%
Exchange Traded Equity Funds	25.0%
Exchange Traded Debt Funds	9.5%
Other Assets Less Liabilities - Net	(7.6)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Growth Index. The Portfolio posted a return of -1.20% compared to a benchmark return of -0.67%, a difference of -53 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The first half of 2018 saw the return of volatility in financial markets after an extraordinarily stable 2017. Equities in most developed markets declined in the first quarter over investor concerns about rising interest rates, increasing inflationary pressures and heightened trade tensions between the U.S. and its trading partners. While U.S. equity markets rebounded somewhat in the second quarter on the back of strong earnings growth, the rest of the world continued to lag. Emerging markets in particular, which had held up well in the first quarter of 2018, sold off significantly in the second quarter. Fixed income provided no safe haven, as market expectations for inflation finally caught up to what the U.S. Federal Reserve had been forecasting for several quarters, pushing bond yields higher across the curve.

The Portfolio’s tilt toward equities over fixed income throughout the first half of the year was favorable for overall performance as the higher bond yields, coupled with widening credit spreads, caused fixed income to underperform. Within equities, a tilt toward non-U.S., in particular Europe and Japan, detracted from overall performance as the U.S. outperformed these regions on the back of strong earnings fundamentals. On the fixed income side, the Portfolio maintained a relatively short duration profile throughout the first half of the year, which contributed favorably to overall performance as rates rose. However, credit spread assets, and in particular emerging market debt, detracted from Portfolio performance as credit underperformed during this period.

From a managed risk perspective, the financial markets generally rose with low volatility in 2017 and through January 2018, and the CBOE Volatility Index (“VIX”) closing below 15 every day in January. In early February however, volatility increased sharply with the VIX rising from 13 to 37, which led to a decline in the S&P 500 Index of 9.50%. This increase in volatility was evidenced by a four-day period during which the daily range between the high and the low on the S&P 500 Index exceeded 4%. This decline was quickly followed by a rapid, partial recovery of 6.50%. Another two-day downturn in late March, when the S&P 500 Index declined 4.50%, was again followed by a rapid recovery. However, the S&P 500 Index has yet to fully recover to its pre-decline 2018 peak, which was reached in late January. While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdown in February and March 2018, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance during the period.

In markets where volatility exhibits the type of behavior seen in February and March 2018 – recall that these types of V-shaped markets also occurred in 2015 and 2016 - greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the managed risk component meaningfully reduced the net equity exposure of the Portfolio as volatility increased and it gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk component responded as designed during these market downturns, the exceptionally quick nature of the equity market recoveries meant that the benefit of protection the strategy provided was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities relative to fixed income at period end as BlackRock believes that despite a higher level of economic uncertainty, the backdrop still remains conducive for risk taking. BlackRock believes that earnings momentum is rising across the world, particularly in the U.S. where tax reform has fueled the corporate earnings outlook. But with uncertainty around the economic outlook rising and financial conditions tightening, BlackRock prefers to reduce some Portfolio risk heading into the third quarter. Within equities, BlackRock maintained a tilt toward the Eurozone and Japanese regions at period end, but will look to scale back Eurozone exposure as home-grown risks increase. BlackRock believes that an anti-establishment, euro-skeptic Italian government and renewed tensions over immigration have raised long-run risks for the European Union (“EU”)’s future. In BlackRock’s opinion, a non-committal outcome at the most recent summit of EU leaders provides little confidence that a crisis would be handled well.

Within fixed income, the Portfolio positioning was tilted toward shorter duration bonds at period end, and BlackRock continues to favor shorter duration as a buffer against rising rates and inflation. Within credit, BlackRock favors investment grade as a ballast to equity risk, but high valuations may limit the upside.

7344-NLD-08/03/2018

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Growth Managed Risk Portfolio
Class II	(1.20)%	7.31%	4.12%	4.07%
S&P Target Risk® Growth Index (Total Return)	(0.67)%	6.45%	6.18%	5.84%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.01% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	79.9%
Exchange Traded Debt Funds	15.1%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	5.0%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

^	Represents less than 0.1%

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -1.01% compared to a benchmark return of -0.86%, a difference of -15 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The first half of 2018 saw the return of volatility in financial markets after an extraordinarily stable 2017. Equities in most developed markets declined in the first quarter over investor concerns about rising interest rates, increasing inflationary pressures and heightened trade tensions between the U.S. and its trading partners. While U.S. equity markets rebounded somewhat in the second quarter on the back of strong earnings growth, the rest of the world continued to lag. Emerging markets in particular, which had held up well in the first quarter of 2018, sold off significantly in the second quarter. Fixed income provided no safe haven, as market expectations for inflation finally caught up to what the U.S. Federal Reserve had been forecasting for several quarters, pushing bond yields higher across the curve.

The Portfolio’s tilt toward equities over fixed income throughout the first half of the year was favorable for overall performance as the higher bond yields, coupled with widening credit spreads, caused fixed income to underperform. Within equities, a tilt toward non-U.S., in particular Europe and Japan, detracted from overall performance as the U.S. outperformed these regions on the back of strong earnings fundamentals. On the fixed income side, the Portfolio maintained a relatively short duration profile throughout the first half of the year, which contributed favorably to overall performance as rates rose. However, credit spread assets, and in particular emerging market debt, detracted from Portfolio performance as credit underperformed during this period.

From a managed risk perspective, the financial markets generally rose with low volatility in 2017 and through January 2018, and the CBOE Volatility Index (“VIX”) closing below 15 every day in January. In early February however, volatility increased sharply with the VIX rising from 13 to 37, which led to a decline in the S&P 500 Index of 9.50%. This increase in volatility was evidenced by a four-day period during which the daily range between the high and the low on the S&P 500 Index exceeded 4%. This decline was quickly followed by a rapid, partial recovery of 6.50%. Another two-day downturn in late March, when the S&P 500 Index declined 4.50%, was again followed by a rapid recovery. However, the S&P 500 Index has yet to fully recover to its pre-decline 2018 peak, which was reached in late January. While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdown in February and March 2018, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance during the period.

In markets where volatility exhibits the type of behavior seen in February and March 2018 – recall that these types of V-shaped markets also occurred in 2015 and 2016 - greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the managed risk component meaningfully reduced the net equity exposure of the Portfolio as volatility increased and it gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk component responded as designed during these market downturns, the exceptionally quick nature of the equity market recoveries meant that the benefit of protection the strategy provided was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities relative to fixed income at period end as BlackRock believes that despite a higher level of economic uncertainty, the backdrop still remains conducive for risk taking. BlackRock believes that earnings momentum is rising across the world, particularly in the U.S. where tax reform has fueled the corporate earnings outlook. But with uncertainty around the economic outlook rising and financial conditions tightening, BlackRock prefers to reduce some Portfolio risk heading into the third quarter. Within equities, BlackRock maintained a tilt toward the Eurozone and Japanese regions at period end, but will look to scale back Eurozone exposure as home-grown risks increase. BlackRock believes that an anti-establishment, euro-skeptic Italian government and renewed tensions over immigration have raised long-run risks for the European Union (“EU”)’s future. In BlackRock’s opinion, a non-committal outcome at the most recent summit of EU leaders provides little confidence that a crisis would be handled well.

Within fixed income, the Portfolio positioning was tilted toward shorter duration bonds at period end, and BlackRock continues to favor shorter duration as a buffer against rising rates and inflation. Within credit, BlackRock favors investment grade as a ballast to equity risk, but high valuations may limit the upside.

7344-NLD-08/03/2018

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Year	Since Inception**
Global Atlantic Moderate Growth Managed Risk Portfolio
Class II	(1.01)%	5.97%	4.53%	4.60%
S&P Target Risk® Moderate Index (Total Return)	(0.86)%	4.30%	4.82%	4.23%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.01% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	64.5%
Exchange Traded Debt Funds	30.5%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	5.0%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

^	Represents less than 0.1%

Global Atlantic Motif Technological Innovations Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Motif Capital Management, Inc. (“Motif”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio outperformed its reference benchmark, the Russell 3000 Technology Index. The Portfolio posted a return of 20.07% compared to a benchmark return of 10.35%, a difference of 972 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

On theme level absolute contribution, software-as-a-service, e-commerce, digital payments, and online video were the leaders, while connected car, smart grid, and semiconductor equipment lagged. In terms of segment allocation, compared to the benchmark, an overweight to data processing & outsourced services, internet & direct marketing retail and application software benefitted the Portfolio, as did underweights in semiconductors equipment and systems software.

Stock selection also contributed to performance, particularly within internet software & services, where the Portfolio held larger positions as compared to the benchmark in stocks such as Alibaba Group Holding Ltd (BABA) (2.42%), Arista Networks Inc. (ANET) (0.87%), and Alphabet Inc. (GOOG) (2.56%).

Top contributors to Portfolio performance versus the benchmark were overweight positions in Netflix, Inc. (NFLX) (2.22%), Amazon.com, Inc. (AMZN) (2.89%), and Twilio Inc. (TWLO) (0.89%), while top detractors were underweight positions in Microsoft Corp. (MSFT) (0.00%) and NVIDIA Corporation (NVDA) (0.00%) and an overweight in NetEase Inc. (NTES) (0.72%).

Amazon.com, Inc. (AMZN): engaged in innovation in the technology space, the company claimed the top spot in the U.S. for research and development spending. It has invested resources in the research and development of Amazon Web Service, Alexa and technologies such as computer vision to support its projects like Amazon Go cashier-less store of the future. The company has also announced opening of Tech Hub and centers to infuse growth in fields like machine learning, speech science, cloud computing and robotics engineering.

Twilio Inc. (TWLO): engaged in innovation in cloud communication platform, the company launched new capabilities to enable multi-user augmented reality as a part of its Programmable Video Platform. Additionally, it introduced a cellular communication platform that uses application programming interfaces to power a range of internet-connected solutions.

NetEase Inc. (NTES): is an online internet and online game services provider. The company reported a decline in its gross profit for the first quarter of 2018 as compared to the first quarter of 2017, owing to an 18.4% decline in the revenues from online game services. Additionally, there was a 75% increase in the total operating expenses due to increased marketing expenditures related to online games and research and development investments, as well as higher staff-related costs.

How was the Portfolio positioned at period end?

At period end, the Portfolio was positioned towards the themes of software-as-a-service (21%), e-commerce (19%), and digital payments (13%), which displayed attractive value, quality, growth, and momentum characteristics. Top segments for the Portfolio include enterprise applications (10%), e-commerce retailers (9%), social networking (8%), card networks (6%), and industry vertical solutions (6%). Top holdings for the Portfolio include Facebook Inc. (3.12%), Alphabet Inc. (2.81%), Amazon.com, Inc. (2.81%), and Visa Inc. (2.59%).

Motif believes that robust consumer demand and the uptake of emerging product and service categories are key contributors to the positive sentiments of the technology market. More specifically, Motif believes that artificial intelligence (“AI”) stands out as the one most likely to drive changes in the tech ecosystem, and that advancements in technologies such as AI and the blockchain to continue to push the need to modernize the payments infrastructure.

7347-NLD-08/03/2018

Global Atlantic Motif Technological Innovations Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Motif Technological Innovations Portfolio
Class II	20.07%	36.95%	32.14%
Russell 3000 Technology Index (Total Return)	10.35%	29.40%	28.28%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.22% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is July 29, 2016.

The Russell 3000 Technology Index (Total Return) is a capitalization-weighted index measuring the performance of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	99.1%
Money Market Fund	1.0%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Pacific Investment Management Company LLC (“PIMCO”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio underperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -1.80% compared to a benchmark return of -0.86%, a difference of -94 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

After a year of low volatility and strong risk asset returns, the start to 2018 was highlighted by the return of volatility as rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Amid the market turbulence, the Portfolio tactically adjusted equity exposure throughout the period. The dynamic equity allocation detracted from performance amid sharp bouts of market volatility toward the beginning and middle of the period. A focus on non-U.S. developed market equities detracted as these equities trended lower, while on the other hand, underweight exposure to emerging market equities contributed to performance as these also fell in the first half of the year. Lastly, the Portfolio’s investment in S&P 500 Index put options, used to hedge against equity market shocks, was neutral to slightly positive for performance amid several sharp drops in the S&P 500 Index.

The Portfolio’s fixed income allocations contributed to performance. An overall underweight to U.S. duration added to performance as rates rose across the curve. Within spread sectors, select positions of non-Agency mortgage backed securities and Treasury Inflation-Protected Securities (“TIPS”) were positive. A modest short position in U.K. rates was additive as Gilt yields rose over the period.

How was the Portfolio positioned at period end?

At period end, the Portfolio maintained equal to slightly above benchmark equity exposure as market volatility crept higher toward the end of the period. Within equities, the Portfolio was overweight U.S. large cap equities, equal weight international developed markets equities, and underweight emerging markets equities. Within fixed income, the Portfolio remained underweight duration overall with a preference for U.S. duration against rate exposure in other developed regions. PIMCO believes that the intermediate portion of the curve continues to offer attractive characteristics while longer-term rates may rise as the U.S. Federal Reserve continues to reduce accommodation and term premiums return. PIMCO finds attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector, though the Portfolio overall remains underweight investment grade credit.

7344-NLD-08/03/2018

Global Atlantic PIMCO Tactical Allocation Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic PIMCO Tactical Allocation Portfolio
Class II	(1.80)%	5.45%	4.29%	3.50%
S&P Target Risk® Moderate Index (Total Return)	(0.86)%	4.30%	4.82%	4.02%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
U.S. Treasury Securities	42.6%
Exchange Traded Equity Funds	30.2%
Agency Mortgage Backed Securities	24.4%
Short-Term Investments	8.6%
Corporate Bonds	8.2%
Asset Backed Securities	3.6%
Collateralized Mortgage Obligations	2.3%
Purchased Options on Indices	0.8%
Commercial Mortgage Backed Securities	0.3%
Municipal Bond	0.1%
Purchased Options on Futures	0.0	% ^
Other Assets Less Liabilities - Net	(21.1)%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.1%.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 0.40% compared to a benchmark return of -0.86%, a difference of 126 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was overweight equities versus fixed income during the first half of 2018, which contributed to performance. Within equities, the Portfolio was underweight international equities versus the benchmark, which benefited results as international and emerging markets equities underperformed domestic equities. For the first half of the year, the MSCI EAFE Index returned -2.75% and the MSCI Emerging Markets Index returned -6.66%, while domestic equities, as represented by the S&P 500 Index, returned 2.65%.

The Portfolio’s strongest performing stand-alone allocation was the MFS® VIT Growth Fund, which returned 12.29% as domestic growth equities outpaced other asset classes due to strong corporate earnings and investor optimism coupled with a stronger U.S. dollar, political instability, and a possible trade war weighing on foreign equity results. The Portfolio was underweight duration during the first half of 2018, which was beneficial as U.S. interest rates rose substantially, leading to underperformance by longer duration fixed income instruments. Manager selection was a contributor to the Portfolio, adding an estimated 1.08% to performance during the first half of 2018. The MFS® VIT Growth Fund was the strongest contributor of alpha by posting a return of 12.29% versus 7.25% for the Russell 1000 Growth TR index and contributing an estimated 0.66% to manager alpha.

From a managed risk perspective, the financial markets generally rose with low volatility in 2017 and through January 2018, and the CBOE Volatility Index (“VIX”) closing below 15 every day in January. In early February however, volatility increased sharply with the VIX rising from 13 to 37, which led to a decline in the S&P 500 Index of 9.50%. This increase in volatility was evidenced by a four-day period during which the daily range between the high and the low on the S&P 500 Index exceeded 4%. This decline was quickly followed by a rapid, partial recovery of 6.50%. Another two-day downturn in late March, when the S&P 500 Index declined 4.50%, was again followed by a rapid recovery. However, the S&P 500 Index has yet to fully recover to its pre-decline 2018 peak, which was reached in late January. While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdown in February and March 2018, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance during the period.

In markets where volatility exhibits the type of behavior seen in February and March 2018 – recall that these types of V-shaped markets also occurred in 2015 and 2016 - greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the managed risk component meaningfully reduced the net equity exposure of the Portfolio as volatility increased and it gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk component responded as designed during these market downturns, the exceptionally quick nature of the equity market recoveries meant that the benefit of protection the strategy provided was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

Relative to the beginning of 2018, the Portfolio is now further underweight foreign equities. Wilshire’s conviction in foreign equities fell during the period as differentials between economic indicators, such as the Purchasing Managers’ Index in Europe and the U.S., diminished somewhat. While Europe is more politically and economically stable today than in recent years, the new U.S. tax plan has caused some of the value to shift back to the U.S. valuations versus continental Europe. Wilshire believes that increased geopolitical risks associated with the use of tariffs and rising protectionism could have a disproportionately negative impact on foreign equity markets, and a strengthening U.S. dollar could serve as a headwind to performance. Also during the period, the Portfolio enacted an overweight in domestic value equities, relative to growth equities. Wilshire observes that the prices of growth stocks could imply a high level of excess optimism, and after the extreme outperformance of growth versus value in 2017 and early 2018, Wilshire is positioning for mean reversion in favor of value equities. Wilshire also believes that the recent tax reform could be favorable for value equities and could serve as a near-term catalyst for a cyclical rally.

Wilshire reduced the duration of the Portfolio during early 2017, partially due to its concern with the level of duration present within core fixed income indices rather than concerns that interest rates were poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays US Aggregate Bond Index (the “Index”) was 4.55 years, but the Index duration is nearly 6 years today. Therefore, even with an underweight stance, Wilshire believes that the Portfolio is likely to have at least as much interest rate risk as has historically existed within the Index.

7344-NLD-08/03/2018

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Select Advisor Managed Risk Portfolio
Class II	0.40%	7.54%	5.42%	5.68%
S&P Target Risk® Moderate Index (Total Return)	(0.86)%	4.30%	4.82%	4.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.26% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	60.0%
Variable Insurance Trusts - Debt Fund	19.0%
Exchange Traded Equity Funds	11.4%
Exchange Traded Debt Funds	4.8%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	4.8%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

^	Represents less than 0.1%

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wellington Management Company LLP (“Wellington”) while the managed risk component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of 0.00% compared to a benchmark return of -0.86%, a difference of 86 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

The equity portion of the Portfolio outperformed the S&P 500 Index, gross of fees, for the six months ended June 30, 2018. Relative equity outperformance was driven by strong stock selection within the industrials, utilities, and financials sectors. This was partially offset by weaker security selection within the energy, consumer staples, and materials sectors. Positive relative returns within the industrials sector were driven particularly by stock selection in the machinery sub-sector. Within the energy sector, the Portfolio’s holdings in oil & gas companies detracted the most from relative performance.

Top relative contributors of the equity portion of the Portfolio included a position in Wayfair, Inc. (consumer discretionary) (0.49%), an online home furnishings company; and the Portfolio’s avoidance of Johnson & Johnson (health care) (0.0%), U.S.-based multinational medical devices, pharmaceutical and consumer packaged goods manufacturer. Shares of Wayfair surged after the company reported better-than-expected revenue for the first quarter and management raised second quarter sales guidance, driven by strong customer adds. Wellington’s U.S. Research Equity team believes Wayfair is well positioned to grow its home goods category with a large customer base, diverse product offerings, and a growing distribution network. Not holding Johnson & Johnson also contributed to relative performance. The stock price fell after it was reported that there would be court proceedings for numerous lawsuits claiming its talc products may contain asbestos.

Top relative detractors of the equity portion of the Portfolio included an underweight to Apple Inc. (information technology) (1.37%), a U.S.-based technology company that designs, develops, and sells consumer electronics, computer software, and online services; and a position in Coty, Inc. (consumer staples) (0.30%), an emerging beauty franchise. The Portfolio’s underweight to Apple detracted from relative performance as the company reported better-than-expected second quarter bottom line results that were supported by strong services revenue growth. In addition, Apple announced a new $100 billion share repurchase program and a 16% increase in its quarterly dividend. Shares of Coty fell after the company reported mixed quarterly results. Stronger-than-expected top-line results in the luxury division were offset by weakness in the consumer beauty business. Coty has been wrestling with the integration of the beauty brands business it purchased from Procter & Gamble Co., but the synergies look as though they are beginning to come through.

The fixed income portion of the Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index, gross of fees, for the six months ended June 30, 2018. Security selection within investment grade corporates and taxable municipal bonds both contributed to outperformance. Investment grade credit positioning contributed positively overall as negative impacts from an overweight to financials and utilities were slightly offset by a positive impact from an overweight to and security selection within industrials. Security selection within taxable municipals and sovereign issuers also contributed to results. Within securitized sectors, an out-of-benchmark position in collateralized loan obligations (“CLOs”) contributed modestly, while security selection within agency mortgage backed securities (“MBS”), particularly within collateralized mortgage obligation (“CMOs”), detracted from performance. An out-of-benchmark allocation to long breakeven inflation positioning via Treasury Inflation-Protected Securities (“TIPS”) contributed to relative performance. During the period, the fixed income portion of the Portfolio was positioned with a short duration bias which contributed to relative results, particularly the Portfolio’s positioning in the short and intermediate region of the yield curve.

From a managed risk perspective, the financial markets generally rose with low volatility in 2017 and through January 2018, and the CBOE Volatility Index (“VIX”) closing below 15 every day in January. In early February however, volatility increased sharply with the VIX rising from 13 to 37, which led to a decline in the S&P 500 Index of 9.50%. This increase in volatility was evidenced by a four-day period during which the daily range between the high and the low on the S&P 500 Index exceeded 4%. This decline was quickly followed by a rapid, partial recovery of 6.50%. Another two-day downturn in late March, when the S&P 500 Index declined 4.50%, was again followed by a rapid recovery. However, the S&P 500 Index has yet to fully recover to its pre-decline 2018 peak, which was reached in late January. While the Managed Risk Strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdown in February and March 2018, the subsequent rapid recoveries resulted in the Managed Risk Strategy detracting from performance during the period.

In markets where volatility exhibits the type of behavior seen in February and March 2018 – recall that these types of V-shaped markets also occurred in 2015 and 2016 - greater levels of hedging may be required to meet the Portfolio’s investment objective. During these periods, the managed risk component meaningfully reduced the net equity exposure of the Portfolio as volatility increased and it gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk component responded as designed during these market downturns, the exceptionally quick nature of the equity market recoveries meant that the benefit of protection the strategy provided was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

The equity portion of the Portfolio, which consists of multiple sub-portfolios, is generally industry-neutral and is designed to add value through actively managed, fundamental, bottom-up stock selection by one or more of Wellington’s global industry analysts. The allocation of assets to each sub-portfolio corresponds to the relative weight of the analysts’ coverage universe within the S&P 500 Index. However, within in an industry, an analyst’s stock selection may result in an overweight or underweight to certain sub-industries in his or her coverage area.

Looking ahead, Wellington’s global industry analysts remain focused on fundamental, bottom-up stock selection with an eye to how the macro-economic outlook will affect the companies in which they invest. Wellington continues to try to identify themes and opportunities that will shape future investment decisions.

Within the health care sector, Wellington continues to seek companies dedicated to ground-breaking innovation or the provision of value, i.e., high-quality health care at a lower cost. It’s the analysts’ view that while some companies will clearly thrive in this environment, others will struggle to meet ever-increasing standards of performance.

Global brands and e-commerce continue to be important investment themes in the equity portion of the Portfolio. Wellington Management initiated a position in Coca-Cola Company (0.57%) and added to the Portfolio’s position in Amazon.com (2.06%) during the period. Wellington’s opinion on Coca-Cola is that the company can generate higher-than-expected earnings and cash flow, while increasing return on invested capital (ROIC) driven by: 1) topline improvement in their major markets, 2) cost cutting to support margin expansion, and 3) progress towards increasing their ROIC post-refranchising bottling operations in the U.S. Wellington increased the position in Amazon, making it one of the larger active weights in the equity portion of the Portfolio. Wellington believes the fundamentals across Amazon’s three key business units: Marketplace, Amazon Prime, and Amazon Web Services, remain robust.

At the end of the period, the fixed income portion of the Portfolio was positioned with a short duration posture. The Portfolio continues to be moderately pro-cyclically positioned in credit markets as the fixed income investment team believes the U.S. economic growth momentum will continue and global growth will be sustained. Within spread (non-government bond) sectors, the Portfolio was overweight taxable municipal bonds, which Wellington believes should offer diversification benefits, and overweight corporate bonds - but was incrementally reducing cyclicality and increasing average quality - favoring U.S. financials. The Portfolio is positioned with an overweight to asset-backed securities, continuing to add to exposure to high quality CLOs, and select commercial mortgage-backed securities. Commercial mortgage-backed securities’ (“CMBS”) fundamentals remain strong and CLO valuations are compelling. Additionally, the Portfolio maintained long inflation breakevens via an allocation to TIPS. The Portfolio is underweight agency MBS pass-throughs given current valuations and the investment team’s expectations of modest interest rate volatility by the U.S. Federal Reserve. The Portfolio owns a small out-of-benchmark allocation to Fannie Mae Delegated Underwriting and Servicing securities (“FNMA DUS”) and CMOs for their superior income and convexity profiles. The Portfolio holds select non-agency MBS issues given attractive valuations and a stable housing market environment.

7344-NLD-08/03/2018

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Wellington Research Managed Risk Portfolio
Class II	0.00%	5.67%	5.59%	6.73%
S&P Target Risk® Moderate Index (Total Return)	(0.86)%	4.30%	4.82%	4.58%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	63.3%
Corporate Bonds	13.4%
Agency Mortgage Backed Securities	7.4%
U.S. Treasury Securities	4.2%
Asset Backed Securities	3.7%
Money Market Fund	3.3%
Commercial Mortgage Backed Securities	1.9%
Municipal Securities	1.0%
Sovereign Debt	0.7%
Collateralized Mortgage Obligations	0.2%
Preferred Stock	0.0	% ^
Other Assets Less Liabilities - Net	0.9%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^ Represents less than 0.1%

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide current income and long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Moderate Index. The Portfolio posted a return of -0.28% compared to a benchmark return of -0.86%, a difference of 58 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio still delivered meaningful alpha during the first half of 2018 as an underweight position in international equities relative to the benchmark benefitted performance while domestic equities far outpaced foreign equities. For the first half of the year, the MSCI EAFE Index returned -2.75%, and the MSCI Emerging Markets Index returned -6.66%. Domestic equities, as represented by the S&P 500 Index, returned 2.65%. The Portfolio also benefited from being relatively overweight domestic small cap equities. The Portfolio was underweight duration during the first half of 2018, which was beneficial as U.S. interest rates rose substantially, leading to underperformance by longer duration fixed income instruments.

The Portfolio’s strongest performing stand-alone allocation was the MFS® VIT Growth Fund, which returned 12.29% as domestic growth equities outpaced other asset classes due to strong corporate earnings and investor optimism coupled with a stronger U.S. dollar, political instability, and a possible trade war weighing on foreign equity results. Manager selection was a contributor to the Portfolio, adding an estimated 0.19% to performance during the first half of 2018. The MFS® VIT Growth Fund was the strongest contributor of alpha, posting a return of 12.29% versus 7.25% for the Russell 1000 Growth TR Index and contributing an estimated 0.25% to manager alpha.

How was the Portfolio positioned at period end?

Relative to the beginning of 2018, the Portfolio is now further underweight foreign equities. Wilshire’s conviction in foreign equities fell during the period as differentials between economic indicators, such as Purchasing Managers’ Index in Europe and the U.S., diminished somewhat. While Europe is more politically and economically stable today than in recent years, the new U.S. tax plan has caused some of the value to shift back to U.S. valuations versus continental Europe. Wilshire believes that increased geopolitical risks associated with the use of tariffs and rising protectionism could have a disproportionately negative impact on foreign equity markets, and a strengthening U.S. dollar could serve as a headwind to performance. Also during the period, the Portfolio enacted an overweight in domestic value equities, relative to growth equities. Wilshire observes that the prices of growth stocks could imply a high level of excess optimism, and after the extreme outperformance of growth versus value in 2017 and early 2018, Wilshire is positioning for mean reversion in favor of value equities. Wilshire also believes that the recent U.S. tax reform could be favorable for value equities and could serve as a near-term catalyst for a cyclical rally.

Wilshire reduced the duration of the Portfolio during early 2017, partially due to its concern with the level of duration present within core fixed income indices rather than concerns that interest rates were poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bbg Barclays US Agg Bond Index (the “Index”) was 4.55 years, but the Index duration is nearly 6 years today. Therefore, even with an underweight stance, Wilshire believes that the Portfolio is likely to have at least as much interest rate risk as has historically existed within the Index.

7347-NLD-08/03/2018

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Class II	(0.28)%	3.98%	5.31%
S&P Target Risk® Moderate Index (Total Return)	(0.86)%	4.30%	6.20%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.14% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Debt Funds	34.1%
Variable Insurance Trusts - Debt Funds	27.8%
Exchange Traded Equity Funds	19.2%
Variable Insurance Trusts - Equity Funds	17.5%
Money Market Fund	1.3%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Portfolio Review (Unaudited)

June 30, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During the first six months of 2018, the Portfolio outperformed its reference benchmark, the S&P Target Risk® Aggressive Index. The Portfolio posted a return of 14.78% compared to a benchmark return of -0.49%, a difference of 1,527 basis points. Performance was materially positively impacted by a significant shareholder redemption that occurred on March 29, 2018 and represented 94% of the Portfolio’s assets. On the same day as the redemption, the equity market rallied, with the S&P 500 Index up 1.4%. As the Portfolio’s holdings were sold into this rally to cover the significant shareholder redemption, the remaining shareholders realized a daily net asset value (“NAV”) change of 15.3%. The following discussion of relative performance pertains to the S&P Target Risk® Aggressive Index.

What factors and allocation decisions influenced the Portfolio’s performance?

The largest driver of performance during the first half of 2018 was the aforementioned redemption. Excluding the effect of the redemption, the Portfolio delivered meaningful alpha during the first half of 2018 as an underweight position in international equities benefited results with international and emerging markets equities underperforming domestic equities. For the first half of the year, the MSCI EAFE Index returned -2.75% and the MSCI Emerging Markets Index returned -6.66%, while domestic equities, as represented by the S&P 500 Index, returned 2.65%. The Portfolio also benefited from being relatively overweight domestic small cap equities. The Portfolio was underweight duration during the first half of 2018, which was beneficial as U.S. interest rates rose substantially, leading to underperformance by longer duration fixed income instruments.

The Portfolio’s strongest performing stand-alone allocation was the MFS® VIT Growth Fund, which returned 12.29% as domestic growth equities outpaced other asset classes due strong corporate earnings and investor optimism coupled with a stronger U.S. dollar, political instability, and a possible trade war weighing on foreign equity results. Manager selection was a contributor to the Portfolio, adding an estimated 0.82% to performance during the first half of 2018. The MFS® VIT Growth Fund was the strongest contributor of alpha by posting a return of 12.29% versus 7.25% for the Russell 1000 Growth TR Index and contributing an estimated 0.59% to manager alpha.

How was the Portfolio positioned at period end?

Relative to the beginning of 2018, the Portfolio is now further underweight foreign equities. Wilshire’s conviction in foreign equities fell during the period as differentials between economic indicators, such as Purchasing Managers’ Index in Europe and the U.S., diminished somewhat. While Europe is more politically and economically stable today than in recent years, the new U.S. tax plan has caused some of the value to shift back to U.S. valuations versus continental Europe. Wilshire believes that increased geopolitical risks associated with the use of tariffs and rising protectionism could have a disproportionately negative impact on foreign equity markets, and that a strengthening U.S. dollar could serve as a headwind to performance. Also during the period, the Portfolio enacted an overweight in domestic value equities, relative to growth equities. Wilshire observes that the prices of growth stocks could imply a high level of excess optimism, and after the extreme outperformance of growth versus value in 2017 and early 2018, Wilshire is positioning for mean reversion in favor of value equities. Wilshire also believes that the recent U.S. tax reform could be favorable for value equities and could serve as a near-term catalyst for a cyclical rally.

Wilshire reduced the duration of the Portfolio during early 2017, partially due to its concern with the level of duration present within core fixed income indices rather than concerns that interest rates were poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bbg Barclays US Aggregate Bond Index (the “Index”) was 4.55 years, but the Index duration is nearly 6 years today. Therefore, even with an underweight duration stance, Wilshire believes that the Portfolio is likely to have at least as much interest rate risk as has historically existed within the Index.

7347-NLD-08/03/2018

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Portfolio Review (Continued)

June 30, 2018 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2018 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Class II	14.78%	23.87%	16.71%
S&P Target Risk® Aggressive Index (Total Return)	(0.49)%	8.55%	11.32%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.18% for Class II shares per the April 27, 2018 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Aggressive Index (Total Return) emphasizes exposure to equities, while also providing limited fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	40.7%
Variable Insurance Trusts - Equity Funds	35.0%
Exchange Traded Debt Funds	14.5%
Variable Insurance Trusts - Debt Funds	7.0%
Money Market Fund	2.8%
Other Assets Less Liabilities - Net	0.0	% ^
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2018.

^	Represents less than 0.1%

Global Atlantic American Funds® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2018

Shares		Value
	VARIABLE INSURANCE TRUSTS - 95.0%
	DEBT FUNDS - 33.2%
1,307,460	American Funds Insurance - Mortgage Fund - Class I	$13,479,913
4,042,179	American Funds Insurance Series® - Bond Fund - Class 1	42,725,833
1,887,698	American Funds Insurance Series® - U.S. Government/AAA-Rated Securities Fund - Class I	22,482,485
		78,688,231
	EQUITY FUNDS - 61.8%
3,103,709	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class 1	42,955,328
1,701,526	American Funds Insurance Series® - Global Growth and Income Fund - Class 1	24,672,127
261,691	American Funds Insurance Series® - Global Small Capitalization Fund- Class 1	6,654,810
321,032	American Funds Insurance Series® - Growth Fund - Class 1	24,838,215
678,084	American Funds Insurance Series® - Growth-Income Fund - Class 1	33,809,257
437,093	American Funds Insurance Series® - International Fund - Class 1	9,034,715
189,087	American Funds Insurance Series® - New World Fund - Class 1	4,466,247
		146,430,699
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $214,303,349)	225,118,930

	SHORT-TERM INVESTMENTS - 0.0%*
	MONEY MARKET FUND - 0.0%*
11,499,977	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.77% (a)(Cost - $4,710)	4,710

	TOTAL INVESTMENTS - 95.0% (Cost - $214,308,059)	$225,123,640
	OTHER ASSETS LESS LIABILITIES - NET - 5.0%	11,877,374
	TOTAL NET ASSETS - 100.0%	$237,001,014

(a)	Money market rate shown represents the rate at June 30, 2018.

*	Represents less than 0.1%

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 95.1%
	DEBT FUNDS - 44.7%
8,419	iShares 1-3 Year Credit Bond ETF	$873,050
10,479	iShares 1-3 Year Treasury Bond ETF	873,634
228,932	iShares Core U.S. Aggregate Bond ETF	24,340,050
13,757	iShares iBoxx $ High Yield Corporate Bond ETF	1,170,445
32,468	iShares JP Morgan EM Local Currency Bond ETF *	1,439,956
13,661	iShares JP Morgan USD Emerging Markets Bond ETF	1,458,585
60,029	iShares US Credit Bond ETF	6,430,907
181,349	iShares US Treasury Bond ETF	4,465,719
		41,052,346
	EQUITY FUNDS - 50.4%
70,351	iShares Core MSCI EAFE ETF	4,458,143
17,376	iShares Core MSCI Emerging Markets ETF	912,414
93,856	iShares Core S&P 500 ETF	25,627,381
18,103	iShares Core S&P Mid-Cap ETF	3,526,102
21,137	iShares Core S&P Small-Cap ETF	1,764,094
69,345	iShares MSCI Eurozone ETF	2,843,838
44,847	iShares MSCI Japan ETF	2,597,090
29,721	iShares Russell 1000 ETF	4,516,998
		46,246,060
	TOTAL EXCHANGE TRADED FUNDS (Cost - $77,956,921)	87,298,406

	SHORT-TERM INVESTMENT - 0.0%**
	MONEY MARKET FUND - 0.0%**
1,181	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.77% (a)(Cost - $1,181)	1,181

	TOTAL INVESTMENTS - 95.1% (Cost - $77,958,102)	$87,299,587
	OTHER ASSETS LESS LIABILITIES - NET - 4.9%	4,465,490
	TOTAL NET ASSETS - 100.0%	$91,765,077

(a)	Money market rate shown represents the rate at June 30, 2018.

*	Non-Income Producing

**	Respresents less than 0.1%

See accompanying notes to financial statements.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2018

Shares		Value
	VARIABLE INSURANCE TRUST - 95.2%
	ASSET ALLOCATION FUND - 95.2%
15,333,603	BlackRock Global Allocation V.I. Fund - Class 1 (Cost - $256,594,208)	$260,671,244

	SHORT-TERM INVESTMENTS - 0.0%*
	MONEY MARKET FUND - 0.0%*
7,128	Fidelity Investments Money Market Funds - Government Portfolio Institutional Class to yield 1.77% (a)(Cost - $7,128)	7,128

	TOTAL INVESTMENTS - 95.2% (Cost - $256,601,336)	$260,678,372
	OTHER ASSETS LESS LIABILITIES - NET - 4.8%	13,096,731
	TOTAL NET ASSETS - 100.0%	$273,775,103

(a)	Money market rate shown represents the rate at June 30, 2018.

*	Represents less than 0.1%

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2018 (Unaudited)

Shares		Value
	COMMON STOCKS - 71.4%
	AEROSPACE/DEFENSE - 3.2%
25,770	General Dynamics Corp.	$4,803,786
35,200	United Technologies Corp.	4,401,056
		9,204,842
	AGRICULTURE - 1.1%
46,700	Bunge Ltd.	3,255,457

	APPAREL - 1.6%
57,140	NIKE, Inc.	4,552,915

	BEVERAGES - 1.2%
30,900	PepsiCo, Inc.	3,364,083

	BUILDING MATERIALS - 0.9%
80,775	Johnson Controls International PLC	2,701,924

	CHEMICALS - 7.4%
37,800	Air Products & Chemicals, Inc.	5,886,594
80,800	Albemarle Corp.	7,621,865
44,450	Praxair, Inc.	7,029,768
15,350	Versum Materials, Inc.	570,253
		21,108,480
	COMMERCIAL SERVICES - 2.5%
20,900	Cintas Corp.	3,867,963
15,700	Ecolab, Inc.	2,203,181
20,400	Matthews International Corp.	1,199,520
		7,270,664
	COMPUTERS - 2.6%
45,300	Accenture PLC - Cl. A	7,410,627

	COSMETICS/PERSONAL CARE - 2.0%
45,966	Colgate-Palmolive Co.	2,979,056
36,000	Procter & Gamble Co. (The)	2,810,160
		5,789,216
	DISTRIBUTION/WHOLESALE - 0.8%
7,700	WW Grainger, Inc.	2,374,680

	DIVERSIFIED FINANCIAL SERVICES - 1.0%
21,690	Visa, Inc. - Cl. A	2,872,841

	ELECTRONICS - 2.5%
49,860	Honeywell International, Inc.	7,182,333

	ENGINEERING & CONSTRUCTION - 0.5%
62,370	nVent Electric PLC *	1,565,487

	FOOD - 1.1%
26,460	McCormick & Co., Inc. (The)	3,071,741

	HEALTHCARE-PRODUCTS - 10.1%
64,800	Abbott Laboratories	3,952,152
31,800	Becton Dickinson and Co.	7,618,008
30,200	Dentsply Sirona, Inc.	1,321,854
68,800	Medtronic PLC	5,889,968

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares		Value
	HEALTHCARE-PRODUCTS - 10.1% (Continued)
45,900	Stryker Corp.	$7,750,674
25,000	West Pharmaceutical Services, Inc.	2,482,250
		29,014,906
	INSURANCE - 1.3%
43,200	Aflac, Inc.	1,858,464
14,793	Chubb Ltd.	1,879,007
		3,737,471
	IRON/STEEL - 0.6%
29,410	Nucor Corp.	1,838,125

	MACHINERY-DIVERSIFIED - 3.6%
58,570	Pentair PLC	2,464,626
28,340	Roper Technologies, Inc.	7,819,289
		10,283,915
	MEDIA - 1.0%
55,300	Comcast Corp.	1,814,393
15,740	John Wiley & Sons, Inc.	982,176
		2,796,569
	MISCELLANEOUS MANUFACTURING - 2.9%
22,180	Carlisle Cos, Inc.	2,402,316
36,429	Donaldson Co., Inc.	1,643,676
57,500	Dover Corp.	4,209,000
		8,254,992
	OIL & GAS - 2.4%
9,900	Chevron Corp.	1,251,657
20,500	EOG Resources, Inc.	2,550,815
22,300	Exxon Mobil Corp.	1,844,879
13,500	Occidental Petroleum Corp.	1,129,680
		6,777,031
	OIL & GAS SERVICES - 1.3%
29,100	Apergy Corp. *	1,214,925
38,000	Schlumberger Ltd.	2,547,140
		3,762,065
	PHARMACEUTICALS - 3.7%
22,060	AbbVie, Inc.	2,043,859
28,790	CVS Health Corp.	1,852,637
38,100	Johnson & Johnson	4,623,054
18,100	Perrigo Co. PLC	1,319,671
22,700	Roche Holding AG - ADR	627,201
		10,466,422
	RETAIL - 7.3%
51,690	Gap, Inc. (The)	1,674,239
21,270	McDonald’s Corp.	3,332,796
54,500	Ross Stores, Inc.	4,618,875
23,000	Target Corp.	1,750,760
24,500	Tiffany & Co.	3,224,200
35,870	Walgreens Boots Alliance, Inc.	2,152,738
28,900	Wal-Mart Inc.	2,475,285
23,000	Yum! Brands, Inc.	1,799,060
		21,027,953
	SEMICONDUCTORS - 4.8%
65,671	Analog Devices, Inc.	6,299,162
66,800	Texas Instruments, Inc.	7,364,700
		13,663,862

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares				Value
	SOFTWARE - 3.1%
89,410	Microsoft Corp.			$8,816,720

	TRANSPORTATION - 0.9%
25,110	United Parcel Service, Inc.			2,667,435

	TOTAL COMMON STOCKS (Cost - $157,328,974)			204,832,756

Principal Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 5.6%
$300,000	Alinea CLO 2018-1 Ltd. 3 Month LIBOR +1.65 (a)^	0.000	7/20/2031	300,000
300,000	AMMC CLO 21 Ltd. 3 Month LIBOR + 2.10 (a)^	4.463	11/2/2030	300,387
400,000	AMMC CLO XI Ltd. 3 Month LIBOR + 1.90 (a)^	4.259	4/30/2031	399,634
250,000	Antares CLO 2018-1 Ltd. 3 Month LIBOR + 1.65 (a)^	4.104	4/20/2031	249,984
150,000	Bellemeade RE 2018-1 Ltd. 1 Month LIBOR + 1.60 (a)^	3.568	4/25/2028	150,424
200,000	BlueMountain Fuji CLO 2017-2A B 3 Month LIBOR + 2.15 (a)^	4.509	10/20/2030	200,380
1,000,000	Carlyle Global Market Strategies CLO 2015-2A A1 3 Month LIBOR + 0.78 (a)^	3.146	4/27/2027	995,853
200,000	Carlyle Global Market Strategies CLO 2017-4 A1 3 Month LIBOR + 2.80 (a)^	5.148	1/15/2030	198,550
250,000	CD 2016-CD2 A4 ^	3.526	11/10/2049	247,503
327,184	Colony American Homes 1 Month LIBOR + 1.20 (a)^	3.246	7/17/2032	327,200
300,000	Dryden Senior Loan Fund 3 Month LIBOR + 2.25 (a)^	4.598	7/15/2030	301,601
300,000	Dryden Senior Loan Fund 3 Month LIBOR + 2.65 (a)^	4.869	4/18/2031	296,621
250,000	Eleven Madison Mortgage Trust 2015-11MD A (a)^	3.673	9/10/2035	249,060
250,000	Ellington CLO Management LLC 2018-3A A1 3 Month LIBOR + 1.65 (a)^	0.000	7/20/2030	250,000
138,935	Emerson Park CLO Ltd. 3 Month LIBOR + 0.98 (a)^	3.328	7/15/2025	138,939
60,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 2.60^	4.560	5/25/2024	63,229
272,590	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 2.60^	4.560	5/25/2024	287,687
261,412	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 2.90^	4.860	7/25/2024	278,325
316,048	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 3.00^	4.960	7/25/2024	338,344
208,995	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.00^	5.960	5/25/2025	222,992
254,921	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 4.90^	6.860	11/25/2024	291,249
234,958	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR + 5.00^	6.960	7/25/2025	266,019
195,830	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR +5.00^	6.960	7/25/2025	216,911
130,000	Fannie Mae Connecticut Avenue Securities 1 Month LIBOR +5.75^	7.710	7/25/2029	155,107
300,000	Flagship CLO 2014-8A ARR 3 Month LIBOR + 0.85 (a)^	0.000	1/16/2026	299,678
250,000	Flagship CLO 2014-8A DR 3 Month LIBOR + 3.05 (a)^	0.000	1/16/2026	249,009
350,000	Freddie Mac - STACR 1 Month LIBOR + 3.25^	5.210	5/25/2025	391,563
300,000	Freddie Mac - STACR 1 Month LIBOR + 3.80^	5.760	3/25/2025	321,339
300,000	Freddie Mac - STACR 1 Month LIBOR + 3.90^	5.860	12/25/2027	332,954
474,501	Freddie Mac - STACR 1 Month LIBOR + 4.00^	5.960	8/25/2024	516,593
262,526	Freddie Mac - STACR 1 Month LIBOR + 4.15^	6.110	1/25/2025	281,314
650,000	Freddie Mac - STACR 1 Month LIBOR + 5.55^	7.510	7/25/2028	794,422
200,000	Gilbert Park CLO Ltd. 3 Month LIBOR + 2.95 (a)^	5.298	10/15/2030	198,593
250,000	Halcyon Loan Advisors Funding 2018-1 Ltd. 3 Month LIBOR + 1.80 (a)^	0.000	7/20/2031	249,994
200,000	Hayfin Kingsland IX Ltd. 3 Month LIBOR + 1.80 (a)^	4.159	4/28/2031	200,700
327,300	Invitation Homes Trust (a)^	3.347	8/17/2032	327,707
500,000	LCM XXV Ltd. 3 Month LIBOR + 2.30 (a)^	4.659	7/20/2030	502,450
918,000	Madison Park Funding XXVII Ltd. 3 Month LIBOR + 1.13 (a)^	3.177	4/20/2030	917,983
245,792	Mill City Mortgage Loan Trust 2016-1 (a)^	2.500	4/25/2057	241,308
649,000	Neuberger Berman Loan Advisers CLO 27 Ltd. 3 Month LIBOR + 1.10 (a)^	3.117	1/15/2030	646,170
200,000	NZCG Funding Ltd. 3 Month LIBOR + 1.55 (a)^	3.869	2/26/2031	199,672
300,000	Octagon Investment Partners 33 Ltd. 3 Month LIBOR + 1.50 (a)^	3.859	1/20/2031	299,995
100,000	Octagon Investment Partners 33 Ltd. 3 Month LIBOR + 2.75 (a)^	5.109	1/20/2031	98,907
500,000	Octagon Investment Partners 35 Ltd. 3 Month LIBOR + 1.10 (a)^	2.848	1/20/2031	498,739
250,000	Octagon Investment Partners XXIII Ltd. 3 Month LIBOR + 1.85 (a)^	4.111	7/15/2027	249,569
150,000	Radnor RE 2018-1 Ltd. 1 Month LIBOR + 1.40 (a)^	3.368	3/25/2028	150,342

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 5.6% (Continued)
$100,000	TCI-Flatiron CLO 2017-1 Ltd. 3 Month LIBOR + 2.75 (a)^	5.071	11/17/2030	$98,924
249,671	Towd Point Mortgage Trust 2015-2 (a)^	2.750	11/25/2060	248,333
263,875	Towd Point Mortgage Trust 2016-4 (a)^	2.250	7/25/2056	260,571
242,806	Towd Point Mortgage Trust 2017-2 (a)^	2.750	4/25/2057	242,205
167,242	Towd Point Mortgage Trust 2017-3 (a)^	2.750	7/25/2057	164,458
250,000	Voya CLO 2014-1A CR2 3 Month LIBOR + 2.80 (a)^	5.155	4/18/2031	248,161
	TOTAL ASSET BACKED SECURITIES (Cost - $15,951,300)			15,957,652

	COMMERCIAL MORTGAGE OBLIGATION - 0.1%
280,000	FREMF Mortgage Trust (a)^ (Cost - $283,185)	3.992	12/25/2050	272,271

	CORPORATE BONDS - 9.5%
	AEROSPACE/DEFENSE - 0.1%
100,000	BBA U.S. Holdings, Inc. (a)	5.375	5/1/2026	100,376
300,000	Lockheed Martin Corp.	4.700	5/15/2046	318,936
				419,312
	AGRICULTURE - 0.1%
300,000	Reynolds American, Inc.	5.700	8/15/2035	322,091

	AIRLINES - 0.1%
200,000	United Airlines 2018-1 Class AA Pass Through Trust	3.500	3/1/2030	194,194

	AUTO PARTS & EQUIPMENT - 0.1%
200,000	Delphi Corp.	4.150	3/15/2024	200,527

	BANKS - 2.2%
300,000	Banca Monte Dei Paschi di Siena SpA	2.125	11/26/2025	365,441
700,000	Bank of America Corp.	3.500	4/19/2026	677,088
300,000	Barclays PLC	4.375	9/11/2024	291,594
700,000	Capital One Financial Corp.	3.200	2/5/2025	657,147
600,000	Citigroup, Inc.	3.400	5/1/2026	568,564
500,000	Goldman Sachs Group, Inc. (The)	3.750	2/25/2026	484,449
400,000	HSBC Holdings PLC	4.300	3/8/2026	401,020
200,000	ICICI Bank Ltd. (a)	3.800	12/14/2027	183,440
250,000	Industrial & Commercial Bank of China Ltd.	2.957	11/8/2022	242,345
300,000	JPMorgan Chase & Co.	3.250	9/23/2022	297,219
500,000	JPMorgan Chase & Co.	3.200	6/15/2026	472,794
500,000	Morgan Stanley	3.875	1/27/2026	492,178
200,000	Turkiye Vakiflar Bankasi TAO	2.375	5/4/2021	230,307
400,000	Wells Fargo & Co.	2.500	3/4/2021	391,073
500,000	Wells Fargo & Co.	3.000	4/22/2026	463,523
				6,218,182
	BEVERAGES - 0.2%
500,000	Anheuser-Busch InBev Finance, Inc.	3.650	2/1/2026	489,472

	BIOTECHNOLOGY - 0.1%
200,000	Biogen, Inc.	5.200	9/15/2045	212,244
100,000	Celgene Corp.	3.450	11/15/2027	91,948
				304,192
	CHEMICALS - 0.2%
200,000	Chemours Co.	5.375	5/15/2027	193,500
300,000	LYB International Finance BV	4.000	7/15/2023	300,655
100,000	OCI NV (a)	6.625	4/15/2023	101,570
				595,725

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	COAL - 0.0% **
$100,000	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (a)	7.500	6/15/2025	$101,750

	COMMERICAL SERVICES - 0.0% **
100,000	IHS Markit Ltd. (a)	4.000	3/1/2026	95,375

	COMPUTERS - 0.1%
100,000	Dell International LLC/EMC Corp. (a)	3.480	6/1/2019	100,252
200,000	West Corp. (a)	8.500	10/15/2025	182,500
				282,752
	DIVERSIFIED FINANCIAL SERVICES - 0.1%
200,000	Navient Corp.	6.750	6/25/2025	198,000
200,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp. (a)	6.750	6/1/2025	192,000
				390,000
	ELECTRIC - 1.0%
400,000	Calpine Corp.	5.375	1/15/2023	380,500
200,000	Colbun SA (a)	3.950	10/11/2027	186,600
400,000	Dominion Energy, Inc.	3.900	10/1/2025	395,125
400,000	Electricite De France SA 10 Year Swap Rate + 3.709 (a)^	5.250	1/29/2049	390,400
200,000	Israel Electric Corp. Ltd. (a)	4.250	8/14/2028	192,332
500,000	Southern Co. (The)	3.250	7/1/2026	469,336
300,000	State Grid Overseas Investment (a)	3.500	5/4/2027	286,287
100,000	Talen Energy Supply LLC (a)	9.500	7/15/2022	98,188
100,000	Talen Energy Supply LLC (a)	10.500	1/15/2026	89,125
300,000	Three Gorges Finance Ltd. (a)	3.700	6/10/2025	293,133
200,000	Vistra Energy Corp. (a)	8.125	1/30/2026	217,250
				2,998,276
	ELECTRONICS - 0.1%
100,000	Legrand France SA	8.500	2/15/2025	125,405
100,000	Tech Data Corp.	4.950	2/15/2027	98,781
				224,186
	ENTERTAINMENT - 0.0% **
100,000	Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC (a)	7.000	7/15/2026	101,000

	FOOD - 0.3%
100,000	Kraft Heinz Foods Co.	3.000	6/1/2026	90,052
300,000	Kraft Heinz Foods Co.	3.500	7/15/2022	296,513
300,000	Kroger Co. (The)	4.000	2/1/2024	300,685
100,000	Lamb Weston HLD (a)	4.875	11/1/2026	97,250
				784,500
	FOOD SERVICE - 0.0% **
100,000	Aramark Services, Inc. (a)	5.000	2/1/2028	95,500

	HEALTHCARE-PRODUCTS - 0.2%
100,000	Avantor, Inc. (a)	6.000	10/1/2024	98,920
200,000	Edwards Lifesciences Corp.	4.300	6/15/2028	199,677
300,000	Stryker Corp.	3.500	3/15/2026	291,265
				589,862
	HEALTHCARE-SERVICES - 0.1%
100,000	Catalent Pharma Solutions, Inc. (a)	4.875	1/15/2026	96,029
100,000	Centene Corp. (a)	5.375	6/1/2026	101,313
100,000	CHS/Community Health Systems, Inc.	6.250	3/31/2023	91,625
35,000	Orlando Health Obligated Group	3.777	10/1/2028	34,657
				323,624
	HOME BUILDERS - 0.0% **
100,000	PulteGroup, Inc.	5.000	1/15/2027	95,000

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	INSURANCE - 0.3%
$300,000	Liberty Mutual Group, Inc. (a)	4.950	5/1/2022	$311,508
100,000	MetLife, Inc.	3.000	3/1/2025	94,906
400,000	Teachers Insurance & Annuity Association of America (a)	4.900	9/15/2044	421,071
				827,485
	INTERNET - 0.1%
100,000	Amazon.com, Inc.	2.800	8/22/2024	96,354
100,000	Symantec Corp. (a)	5.000	4/15/2025	96,877
200,000	Tencent Holdings Ltd. (a)	3.595	1/19/2028	189,204
				382,435
	LODGING - 0.2%
300,000	Marriott International, Inc.	3.750	10/1/2025	294,175
200,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. LLC (a)	5.250	5/15/2027	187,000
				481,175
	MACHINERY - CONSTRUCTION AND MINING - 0.1%
200,000	Vertiv Group Corp. (a)	9.250	10/15/2024	196,000

	MACHINERY - DIVERSIFIED - 0.1%
100,000	CNH Industrial NV	3.850	11/15/2027	93,257
100,000	Tennant Co.	5.625	5/1/2025	99,250
				192,507
	MEDIA - 0.4%
200,000	Altice U.S. Finance Corp. (a)	5.500	5/15/2026	193,000
200,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a)	5.125	5/1/2027	187,125
300,000	Comcast Corp.	3.150	2/15/2028	277,265
100,000	Nexstar Broadcasting, Inc. (a)	5.625	8/1/2024	96,750
300,000	Warner Media LLC	2.950	7/15/2026	269,689
				1,023,829
	MINING - 0.2%
100,000	First Quantum Minerals Ltd. (a)	7.250	4/1/2023	100,000
300,000	Glencore Finance Canada (a)	4.950	11/15/2021	311,370
100,000	Northwest Acquistions ULC/Dominion Finco, Inc. (a)	7.125	11/1/2022	99,750
				511,120
	OIL & GAS - 0.5%
300,000	Anadarko Petroleum Corp.	6.450	9/15/2036	346,697
400,000	CNOOC Finance 2015 USA LLC	3.500	5/5/2025	385,458
100,000	Harvest Operations Corp. (a)	4.200	6/1/2023	101,094
400,000	Sinopec Group Overseas Development 2015 Ltd. (a)	3.250	4/28/2025	380,341
100,000	Sunoco LP/Sunoco Finance Corp. (a)	4.875	1/15/2023	96,000
				1,309,590
	OIL & GAS SERVICES - 0.1%
200,000	Weatherford International Ltd.	8.250	6/15/2023	198,418

	PACKAGING & CONTAINERS - 0.3%
200,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (a)	6.000	2/15/2025	194,750
200,000	Broadway Holding Co. (a)	7.250	4/15/2025	195,000
100,000	Crown Americas LLC/Crown Americas Capital Corp. VI (a)	4.750	2/1/2026	95,000
100,000	Multi-Color Corp. (a)	4.875	11/1/2025	93,125
100,000	OI European Group BV (a)	4.000	3/15/2023	93,250
200,000	Plastipak Holdings, Inc. (a)	6.250	10/15/2025	184,000
150,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (a)	7.000	7/15/2024	153,188
				1,008,313
	PHARMACEUTICALS - 0.3%
300,000	Allergan Funding SCS	4.550	3/15/2035	283,846
100,000	Bayer U.S. Finance II LLC (a)	4.375	12/15/2028	100,190
100,000	CVS Health Corp.	4.300	3/25/2028	98,641

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	PHARMACEUTICALS - 0.3% (Continued)
$200,000	Endo DAC/Endo Finance Ltd. (a)	6.000	2/1/2025	$156,000
200,000	Valeant Pharmaceuticals International, Inc. (a)	7.500	7/15/2021	203,125
				841,802
	PIPELINES - 0.4%
200,000	Cheniere Corpus Christi Holdings Ltd.	7.000	6/30/2024	218,000
100,000	Cheniere Energy Partners LP (a)	5.250	10/1/2025	97,545
100,000	Energy Transfer Equity LP	4.250	3/15/2023	96,501
400,000	Enterprise Products Operating LLC	4.450	2/15/2043	376,429
100,000	Kinder Morgan Energy Partners LP	6.500	9/1/2039	107,899
400,000	Sabine Pass Liquefacation LLC	5.000	3/15/2027	406,475
				1,302,849
	REAL ESTATE - 0.0% **
150,000	Prologis LP	3.750	11/1/2025	149,790

	REAL ESTATE INVESTMENT TRUSTS - 0.4%
100,000	American Homes 4 Rent LP	4.250	2/15/2028	95,767
300,000	American Tower Corp.	4.400	2/15/2026	297,851
200,000	Crown Castle International Corp.	3.800	2/15/2028	187,468
100,000	MPT Operating Partnership LP/MPT Finance Corp.	5.000	10/15/2027	95,500
400,000	Realty Income Corp.	4.125	10/15/2026	398,134
				1,074,720
	RETAIL - 0.3%
200,000	Beacon Roofing Supply, Inc. (a)	4.875	11/1/2025	183,880
300,000	Dollar Tree, Inc.	4.000	5/15/2025	293,191
300,000	Home Depot, Inc. (The)	2.125	9/15/2026	267,576
100,000	New Red Finance, Inc. (a)	5.000	10/15/2025	94,620
200,000	PetSmart, Inc. (a)	7.125	3/15/2023	134,260
				973,527
	SOFTWARE - 0.1%
100,000	Ascend Learning LLC (a)	6.875	8/1/2025	100,875
200,000	Fiserv, Inc.	3.850	6/1/2025	199,191
				300,066
	TELECOMMUNICATIONS - 0.4%
200,000	Juniper Networks, Inc.	4.350	6/15/2025	199,385
250,000	Sprint Corp.	7.125	6/15/2024	252,398
200,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC (a)	5.152	3/20/2028	196,000
150,000	Telefonica Emisiones, S.A.U.	4.570	4/27/2023	155,069
300,000	Verizon Communications, Inc.	2.625	8/15/2026	266,262
				1,069,114
	TRANSPORTATION - 0.2%
500,000	FedEx Corp.	3.250	4/1/2026	478,761

	TRUCKING & LEASING - 0.1%
200,000	DAE Funding LLC (a)	5.000	8/1/2024	192,100

	TOTAL CORPORATE BONDS (Cost $28,583,772)			27,339,121

	MUNICIPAL BOND - 0.0% **
90,000	San Jose Redevelopment Agency Successor Agency (Cost $90,000)	3.226	8/1/2027	88,423

	TERM LOANS - 1.3%
148,496	AMC Entertainment Holdings, Inc.	3.727	12/15/2023	147,847
100,000	American Airlines	3.750	6/27/2025	98,104
150,000	Aramark	2.983	3/28/2024	149,813
80,596	Aristocrat International Pty Ltd.	3.357	10/19/2024	79,978

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	TERM LOANS - 1.3% (Continued)
$85,907	Ascena Retail Group, Inc.	5.875	8/21/2022	$76,500
149,622	Ashland Global	0.000	5/25/2024	149,061
222,750	Avis Budget	3.340	2/13/2025	222,819
149,625	Axalta Coating	0.000	6/1/2024	148,690
61,774	B&G Foods	0.000	11/2/2022	61,735
198,000	Cablevision	3.741	7/17/2025	196,515
17,431	Chemours	0.000	3/30/2025	17,191
10,000	Commscope	0.000	12/29/2022	10,025
99,222	Eldorado Resorts, Inc.	3.625	3/16/2024	98,789
34,737	Endo International	5.625	4/12/2024	34,650
92,484	Felp TL B 1L USD Corp.	7.083	3/28/2022	91,761
100,000	Fieldwood Energy LLC	8.375	4/11/2022	100,050
19,944	First Data	0.000	6/2/2020	19,910
103,820	General Nutrition Centers, Inc.	10.558	3/4/2021	99,575
42,926	General Nutrition Centers, Inc.	8.650	12/31/2022	44,245
99,748	Go Daddy	3.270	2/15/2024	99,160
34,825	Harbor Freight Tools	3.789	8/16/2023	34,629
98,232	Hertz Corp. (The)	4.100	6/30/2023	97,454
150,000	Hilton Worldwide Finance LLC	2.778	10/25/2023	149,937
113,471	IMS	3.600	1/13/2025	113,081
247,494	JBS USA Lux SA	4.678	10/30/2022	245,390
20,442	Jo-Ann Stores	6.551	10/21/2023	20,272
39,900	Las Vegas Sands	3.627	3/29/2024	39,594
79,597	Live Nation	0.000	10/27/2023	79,166
130,446	Mallinckrodt International Finance SA	4.083	9/24/2024	127,674
99,750	Mediacom	3.000	2/15/2024	99,334
150,000	Michaels Stores	3.750	1/28/2023	148,719
99,746	NRG	3.546	6/30/2023	99,035
48,980	PetSmart, Inc.	4.340	3/10/2022	40,390
98,230	Post	3.280	5/24/2024	97,568
99,747	Sinclair Broadcasting	3.040	1/3/2024	99,206
20,436	Trans Union LLC	0.000	8/9/2022	20,340
197,718	U.S. Renal Care, Inc.	5.583	11/16/2022	194,669
49,121	Valeant Pharmaceuticals International, Inc.	0.000	5/28/2025	48,921
149,625	Yum! Brands	0.000	4/3/2025	148,036
	TOTAL TERM LOANS (Cost - $3,862,455)			3,849,833

	AGENCY MORTGAGE BACKED SECURITIES - 5.7%
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.1%
1,420,464	Freddie Mac Gold Pool	3.500	8/1/2047	1,413,709
1,878,430	Freddie Mac Gold Pool	3.500	3/1/2048	1,869,504
228,177	Freddie Mac Gold Pool	3.500	5/1/2048	227,119
3,700,000	Freddie Mac Gold Pool +	4.000	1/15/2046	3,765,906
1,434,445	Freddie Mac Gold Pool	4.000	5/1/2048	1,463,388
				8,739,626
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.3%
1,714,369	Fannie Mae Pool	3.000	4/1/2033	1,705,322
1,708,254	Fannie Mae Pool	3.500	9/1/2047	1,701,155
730,549	Fannie Mae Pool	3.500	4/1/2048	727,512
297,508	Fannie Mae Pool	3.500	4/1/2048	296,460
520,000	Fannie Mae Pool +	4.000	4/25/2046	529,506
900,000	Fannie Mae Pool	4.000	7/1/2048	918,811
700,000	Fannie Mae Pool +	4.500	10/25/2044	727,672
				6,606,438

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.3%
$531,907	Ginnie Mae II Pool	3.500	8/20/2047	$534,436
98,425	Ginnie Mae II Pool	3.500	1/20/2048	99,294
298,376	Ginnie Mae II Pool	3.500	4/20/2048	299,794
				933,524

	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $16,443,286)			16,279,588

	SOVEREIGN DEBT - 0.2%
200,000	Export-Import Bank of China (a)	3.625	7/31/2024	197,509
200,000	Export-Import Bank of India (a)	3.875	2/1/2028	187,809
300,000	Export-Import Bank of Korea	2.250	1/21/2020	295,452
	TOTAL SOVEREIGN DEBT (Cost - $706,935)			680,770

	U.S. TREASURY SECURITIES - 3.0%
1,105,000	United States Treasury Bond	2.250	8/15/2046	951,681
600,000	United States Treasury Bond	2.500	2/15/2045	547,055
825,000	United States Treasury Bond	2.500	2/15/2046	750,073
840,000	United States Treasury Bond	2.500	5/15/2046	763,284
150,000	United States Treasury Bond	2.750	8/15/2047	143,139
35,000	United States Treasury Bond	2.750	11/15/2047	33,398
1,160,000	United States Treasury Bond	2.875	5/15/2043	1,139,791
250,000	United States Treasury Bond	3.000	11/15/2044	251,016
600,000	United States Treasury Bond	4.250	11/15/2040	727,523
740,000	United States Treasury Bond	4.375	2/15/2038	901,904
300,000	United States Treasury Bond	4.500	2/15/2036	366,820
455,000	United States Treasury Inflation Index Note	0.125	7/15/2022	487,472
550,000	United States Treasury Inflation Index Note	0.125	7/15/2024	564,125
900,000	United States Treasury Note	2.625	11/15/2020	900,879
	TOTAL U.S. TREASURY SECURITIES (Cost - $8,648,332)			8,528,160

	SHORT-TERM INVESTMENT - 0.5%
	MONEY MARKET FUND - 0.5%
1,524,898	Fidelity Investments Money Market - Money Market Portfolio, Institutional Class to yield 1.77% (b)			1,524,898
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,524,898)

	TOTAL INVESTMENTS - 97.3% (Cost - $233,423,137)			$279,353,472
	OTHER ASSETS LESS LIABILITIES - NET - 2.7%			7,595,598
	TOTAL NET ASSETS - 100.0%			$286,949,070

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

**	Represents less than 0.1%

^	Variable rate security.

Benchmark	Rate
1 Month LIBOR	2.09%
3 Month LIBOR	2.34%
10 Year Swap Rate	2.92%

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)	144a - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2018, these securities amounted to $20,116,574 or 7.0% of net assets.

(b)	Money market rate shown represents the rate at June 30, 2018.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

					Unrealized
					Appreciation/
	Counterparty	Contracts	Expiration Date	Notional Value	(Depreciation)
SHORT FUTURES CONTRACTS
Euro Bund Future	Morgan Stanley	8	Sep-18	1,518,283	$(20,375)
U.S. 10 Year Note Future	Morgan Stanley	4	Sep-18	480,750	437
U.S. 10 Year Ultra Bond Future	Morgan Stanley	6	Sep-18	769,406	(750)
					(20,688)

LONG FUTURES CONTRACT
Australian 10 Year Bond Future	Morgan Stanley	4	Sep-18	382,316	3,990
Canadian 10 Year Bond Future	Morgan Stanley	6	Sep-18	623,558	6,476
U.S. 5 Year Note Future	Morgan Stanley	14	Sep-18	1,590,641	(3,172)
U.S. Long Bond Future	Morgan Stanley	6	Sep-18	870,000	4,594
U.S. Ultra Bond Future	Morgan Stanley	1	Sep-18	159,563	875
					12,763
NET UNREALIZED DEPRECIATION OF FUTURES CONTRACTS					$(7,925)

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

INTEREST RATE SWAPS*

								Premiums	Unrealized
		Floating Rate	Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	as of 6/30/18	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
JP Morgan Chase	USA-CPI-U*	251.989%	Receive	1.96%	8/31/2024	$900,000	$30,326	$—	$30,326
								$—	$30,326

CURRENCY SWAPS*

								Premiums	Unrealized
		Floating Rate	Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	as of 6/30/18	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
JP Morgan Chase	USD - LIBOR - BBA	2.336%	Receive	2.50%	5/4/2021	$232,400	$(1,200)	$—	$(1,200)
								$—	$(1,200)

CREDIT DEFAULT SWAPS**

								Premiums	Unrealized
		Buy/Sell	Fixed Rate	Fixed Rate	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Paid	Date	Amount	Value	(Received)	(Depreciation)
Citibank NA	AES Corp.	Buy	0.00%	5.00%	6/20/2022	$200,000	$(8,057)	$(336)	$(7,721)
JPMorgan	Ally Financial, Inc.	Buy	0.00%	5.00%	12/20/2022	200,000	245	(2,500)	2,745
Citibank NA	Best Buy Co., Inc.	Buy	0.00%	5.00%	6/20/2022	250,000	(9,713)	(3,125)	(6,588)
JPMorgan	Capital One Financial Corp.	Sell	1.00%	0.00%	12/20/2022	100,000	278	250	28
Citibank NA	CDXHY30	Sell	5.00%	0.00%	6/20/2023	350,000	(1,049)	—	(1,049)
Citibank NA	DCDX.EM.29	Sell	1.00%	0.00%	6/20/2023	700,000	(14,261)	—	(14,261)
JPMorgan	Dish	Sell	5.00%	0.00%	6/20/2023	100,000	(2,859)	1,250	(4,109)
JPMorgan	Dish	Buy	0.00%	5.00%	6/20/2021	100,000	(722)	(1,267)	545
Citibank NA	General Electric	Sell	1.00%	0.00%	12/20/2022	175,000	271	438	(167)
Citibank NA/JPMorgan	Goldman Sachs	Sell	1.00%	0.00%	12/20/2022	200,000	299	500	(201)
Citibank NA	MCDX.NA.29	Sell	1.00%	0.00%	6/20/2023	1,050,000	(3,281)	—	(3,281)
Citibank NA	Morgan Stanley	Sell	1.00%	0.00%	12/20/2022	100,000	100	250	(150)
Citibank NA	Nabors Inds, Inc.	Buy	0.00%	1.00%	6/20/2020	50,000	(1,208)	—	(1,208)
Citibank NA	Nabors Inds, Inc.	Sell	1.00%	0.00%	6/20/2022	50,000	2,302	—	2,302
Barclays Bank PLC	Republic of Argentina	Sell	5.00%	0.00%	6/20/2023	35,000	20	160	(140)
Citibank NA	Republic of Brazil	Sell	1.00%	0.00%	6/20/2023	115,000	(3,327)	125	(3,452)
Citibank NA	Republic of Columbia	Sell	1.00%	0.00%	6/20/2023	380,000	(2,157)	681	(2,838)
JPMorgan	Republic of Indonesia	Sell	1.00%	0.00%	6/20/2023	180,000	(133)	665	(798)
JPMorgan	Republic of Indonesia	Sell	1.00%	0.00%	6/20/2023	175,000	(3,256)	—	(3,256)
Citibank NA	Republic of Turkey	Buy	0.00%	1.00%	6/20/2023	98,000	3,897	—	3,897
Citibank NA	Simon Property Group LP	Sell	1.00%	0.00%	6/20/2022	480,000	5,733	1,200	4,533
Citibank NA	United Mexican States	Sell	1.00%	0.00%	6/20/2023	360,000	(1,599)	658	(2,257)
								$(1,051)	$(37,426)

TOTAL RETURN SWAPS**

								Premiums	Unrealized
		Buy/Sell	Floating Rate	Floating Rate	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Paid	Date	Amount	Value	(Received)	(Depreciation)
Citibank NA	iBoxx $ Liquid	Buy	0.00%	1.63%	9/20/2018	$175,000	$(432)	$(985)	$553
								$(2,036)	$(7,747)

*	Pays at termination.

**	Pays quarterly.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation/
Date	Counterparty	Receive/Deliver		In Exchange For	U.S. $ Value	(Depreciation)
To Buy:
9/13/2018	Deutsche Bank	300,000	EUR	$361,200	$352,298	$(8,902)
9/19/2018	Deutsche Bank	153,000	EUR	184,307	179,755	(4,552)
9/19/2018	Deutsche Bank	500,000	PLN	147,804	133,726	(14,078)
9/19/2018	Deutsche Bank	2,142,000	SEK	260,679	240,955	(19,724)
10/9/2018	Deutsche Bank	342,000	AUD	254,532	252,782	(1,750)
10/9/2018	Deutsche Bank	630,000	BRL	181,389	162,096	(19,293)
10/9/2018	Deutsche Bank	1,500,000,000	IDR	107,319	103,254	(4,065)
10/9/2018	Deutsche Bank	2,000,000,000	IDR	143,256	137,672	(5,584)
10/9/2018	Deutsche Bank	11,500,000	INR	173,847	165,823	(8,024)
10/9/2018	Deutsche Bank	13,000,000	INR	196,970	187,452	(9,518)
10/9/2018	Deutsche Bank	13,700,000	MXN	728,847	685,925	(42,922)
10/10/2018	Deutsche Bank	165,000,000	KRW	155,002	148,616	(6,386)
						(144,798)

To Sell:
9/13/2018	Deutsche Bank	300,000	EUR	367,050	352,298	14,752
9/19/2018	Deutsche Bank	611,000	EUR	763,390	717,845	45,545
10/9/2018	Deutsche Bank	342,000	AUD	265,648	252,782	12,866
10/9/2018	Deutsche Bank	40,000	CAD	31,837	30,461	1,376
10/9/2018	Deutsche Bank	220,000	CAD	175,066	167,532	7,534
10/9/2018	Deutsche Bank	1,020,000,000	IDR	71,006	70,213	793
10/9/2018	Deutsche Bank	7,330,000	INR	106,572	105,694	878
10/9/2018	Deutsche Bank	3,650,000	PHP	69,142	68,064	1,078
10/10/2018	Deutsche Bank	165,000,000	KRW	155,915	148,617	7,298
						92,120

NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(52,678)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2018 (Unaudited)

Shares				Value
	EXCHANGE TRADED FUNDS - 34.5%
	DEBT FUNDS - 9.5%
26,257	iShares Short Maturity Bond ETF			$1,317,314
9,000	iShares Short Treasury Bond ETF			993,960
9,050	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF			828,799
				3,140,073
	EQUITY FUNDS - 25.0%
11,536	iShares Core S&P 500 ETF			3,149,905
7,263	SPDR S&P 500 ETF Trust			1,970,306
12,637	Vanguard S&P 500 ETF			3,153,058
				8,273,269

	TOTAL EXCHANGE TRADED FUNDS (Cost $10,032,440)			11,413,342

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY NOTE - 38.9%
$13,480,000	United States Treasury Note (Cost $12,853,194)	2.25	2/15/2027	12,863,395

Shares
	SHORT-TERM INVESTMENT - 34.2%
	MONEY MARKET FUND - 34.2%
11,317,066	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.77% (a) (Cost - $11,317,066)			11,317,066

	TOTAL INVESTMENTS - 107.6% (Cost - $34,202,700)			$35,593,803
	OTHER ASSETS LESS LIABILITIES - NET - (7.6)%			(2,532,066)
	TOTAL NET ASSETS - 100.0%			$33,061,737

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at June 30, 2018.

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

	Counterparty	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
LONG FUTURES CONTRACTS
E-Mini Russell 2000 Index Future	Credit Suisse	50	Sep-18	4,118,750	$(72,154)
FTSE 100 Index Future	Credit Suisse	21	Sep-18	2,107,537	(11,906)
Nikkei 225 Index Future	Credit Suisse	10	Sep-18	2,012,369	(15,189)
S&P Mid Cap 400 E-Mini Future	Credit Suisse	17	Sep-18	3,325,370	(86,125)
TOTAL UNREALIZED DEPRECIATION OF FUTURES CONTRACTS					$(185,374)

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 95.0%
	DEBT FUNDS - 15.2%
21,874	iShares 1-3 Year Credit Bond ETF	$2,268,334
27,210	iShares 1-3 Year Treasury Bond ETF	2,268,498
398,788	iShares Core U.S. Aggregate Bond ETF	42,399,140
24,870	iShares iBoxx $ High Yield Corporate Bond ETF	2,115,940
78,195	iShares JP Morgan EM Local Currency Bond ETF	3,467,948
32,665	iShares JP Morgan USD Emerging Markets Bond ETF	3,487,642
107,933	iShares US Credit Bond ETF	11,562,862
192,127	iShares US Treasury Bond ETF	4,731,127
		72,301,491
	EQUITY FUNDS - 79.8%
921,692	iShares Core MSCI EAFE ETF	58,407,622
146,829	iShares Core MSCI Emerging Markets ETF	7,709,991
794,049	iShares Core S&P 500 ETF	216,815,079
152,893	iShares Core S&P Mid-Cap ETF	29,780,498
179,414	iShares Core S&P Small-Cap ETF	14,973,892
180,086	iShares MSCI Eurozone ETF	7,385,327
117,131	iShares MSCI Japan ETF	6,783,056
252,873	iShares Russell 1000 ETF	38,431,639
		380,287,104
	TOTAL EXCHANGE TRADED FUNDS (Cost - $373,106,316)	452,588,595

	SHORT-TERM INVESTMENT - 0.0% *
	MONEY MARKET FUND - 0.0% *
1,794	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.77% (a) (Cost - $1,794)	1,794

	TOTAL INVESTMENTS - 95.0% (Cost - $373,108,110)	$452,590,389
	OTHER ASSETS LESS LIABILITIES - NET - 5.0%	23,608,972
	TOTAL NET ASSETS - 100.0%	$476,199,361

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at June 30, 2018.

*	Represents less than 0.1%

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 95.0%
	DEBT FUNDS - 30.5%
13,775	iShares 1-3 Year Credit Bond ETF	$1,428,467
17,135	iShares 1-3 Year Treasury Bond ETF	1,428,545
252,882	iShares Core U.S. Aggregate Bond ETF	26,886,414
15,661	iShares iBoxx $ High Yield Corporate Bond ETF	1,332,438
48,922	iShares JP Morgan EM Local Currency Bond ETF	2,169,691
20,570	iShares JP Morgan USD Emerging Markets Bond ETF	2,196,259
68,504	iShares US Credit Bond ETF	7,338,833
122,733	iShares US Treasury Bond ETF	3,022,300
		45,802,947
	EQUITY FUNDS - 64.5%
175,481	iShares Core MSCI EAFE ETF	11,120,231
36,713	iShares Core MSCI Emerging Markets ETF	1,927,800
198,129	iShares Core S&P 500 ETF	54,099,123
38,178	iShares Core S&P Mid-Cap ETF	7,436,311
44,821	iShares Core S&P Small-Cap ETF	3,740,761
113,058	iShares MSCI Eurozone ETF	4,636,509
73,761	iShares MSCI Japan ETF	4,271,499
63,076	iShares Russell 1000 ETF	9,586,290
		96,818,524
	TOTAL EXCHANGE TRADED FUNDS (Cost - $122,686,769)	142,621,471

	SHORT-TERM INVESTMENT - 0.0% *
	MONEY MARKET FUND - 0.0% *
4,394	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.77% (a) (Cost - $4,394)	4,394

	TOTAL INVESTMENTS - 95.0% (Cost - $122,691,163)	$142,625,865
	OTHER ASSETS LESS LIABILITIES - NET - 5.0%	7,453,477
	TOTAL NET ASSETS - 100.0%	$150,079,342

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at June 30, 2018.

*	Represents less than 0.1%

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2018 (Unaudited)

Shares		Value
	COMMON STOCKS - 99.1%
	AUTO MANUFACTURERS - 1.2%
6	Tesla, Inc. *	$2,058

	BUILDING MATERIALS - 0.6%
24	Cree, Inc. *	998

	COMMERCIAL SERVICES - 7.5%
8	FleetCor Technologies, Inc. *	1,685
17	Paylocity Holding Corp. *	1,001
31	PayPal Holdings, Inc. *	2,581
28	Ritchie Bros. Auctioneers, Inc.	955
33	Square, Inc. *	2,034
18	Total System Services, Inc.	1,521
8	Wex, Inc. *	1,524
23	Worldplay, Inc. *	1,881
		13,182
	COMPUTERS - 3.6%
16	Check Point Software Technologies Ltd. *	1,563
24	Fortinet, Inc. *	1,498
25	Nutanix, Inc. *	1,289
12	Qualys, Inc. *	1,012
26	Teradata Corp. *	1,044
		6,406
	DIVERSIFIED FINANCIAL SERVICES - 6.4%
19	American Express Co.	1,862
10	Ellie Mae, Inc. *	1,038
20	Mastercard, Inc.	3,930
33	Visa, Inc.	4,371
		11,201
	ELECTRONICS - 0.6%
46	Gentex Corp.	1,059

	ENTERTAINMENT - 0.8%
37	Stars Group, Inc. (The) *	1,343

	INTERNET - 42.1%
23	Alibaba Group Holding Ltd. * (ADR)	4,267
4	Alphabet, Inc. *	4,517
3	Amazon.com, Inc. *	5,099
11	Baidu, Inc. * (ADR)	2,673

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares		Value
	INTERNET - 42.1% (Continued)
1	Booking Holdings, Inc. *	$2,027
40	Ctrip.com International Ltd. * (ADR)	1,905
54	eBay, Inc. *	1,958
33	Etsy, Inc. *	1,392
15	Expedia Group, Inc.	1,803
9	F5 Networks, Inc. *	1,552
30	Facebook, Inc. *	5,830
53	FireEye, Inc. *	816
191	Groupon, Inc. *	821
13	GrubHub, Inc. *	1,364
61	JD.com, Inc. * (ADR)	2,376
30	Match Group, Inc. *	1,162
4	MercadoLibre, Inc.	1,196
10	Netflix, Inc. *	3,914
26	Okta, Inc. *	1,310
8	Palo Alto Networks, Inc. *	1,644
10	Proofpoint, Inc. *	1,153
15	RingCentral, Inc. *	1,055
13	Shopify, Inc. *	1,897
11	Shutterfly, Inc. *	990
123	Snap, Inc. *	1,610
5	Stamps.com, Inc. *	1,265
58	Symantec Corp.	1,198
27	TripAdvisor, Inc. *	1,504
28	Twilio, Inc. *	1,568
63	Twitter, Inc. *	2,751
79	Vipshop Holdings Ltd. * (ADR)	857
17	Wayfair, Inc. *	2,019
17	Weibo Corp. * (ADR)	1,509
12	Wix.com Ltd. *	1,204
35	Yandex NV *	1,256
20	Yelp, Inc. *	784
13	YY, Inc. * (ADR)	1,306
23	Zendesk, Inc. *	1,253
25	Zillow Group, Inc. *	1,477
		74,282

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 3.4%
9	CoreSite Realty Corp.	$997
21	CyrusOne, Inc.	1,226
15	Digital Realty Trust, Inc.	1,674
5	Equinix, Inc.	2,149
		6,046
	RETAIL - 0.9%
28	Copart, Inc. *	1,584

	SEMICONDUCTORS - 1.3%
42	QUALCOMM, Inc.	2,357

	SOFTWARE - 28.1%
12	2U, Inc. *	1,003
36	ACI Worldwide, Inc. *	888
35	Activision Blizzard, Inc.	2,671
10	Adobe Systems, Inc. *	2,438
20	Akamai Technologies, Inc. *	1,465
26	Alteryx, Inc. *	992
8	Athenahealth, Inc. *	1,273
44	Box, Inc. *	1,100
15	Citrix Systems, Inc. *	1,573
13	CommVault Systems, Inc. *	856
27	Cotiviti Holdings, Inc. *	1,192
18	Coupa Software, Inc. *	1,120
16	Electronic Arts, Inc. *	2,256
98	First Data Corp. *	2,051
9	HubSpot, Inc. *	1,129
16	InterXion Holding NV *	999
15	Medidata Solutions, Inc. *	1,208
33	Momo, Inc. * (ADR)	1,436
5	NetEase, Inc. (ADR)	1,263
13	New Relic, Inc. *	1,308
11	Paycom Software, Inc. *	1,087
19	RealPage, Inc. *	1,047
23	Salesforce.com, Inc. *	3,137
12	ServiceNow, Inc. *	2,070
15	Splunk, Inc. *	1,487
15	Tableau Software, Inc. *	1,466
15	Take-Two Interactive Software, Inc. *	1,775
5	Ultimate Software Group, Inc. *	1,287

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares		Value
	SOFTWARE - 28.1% (Continued)
19	Veeva Systems, Inc. *	$1,460
21	Verint Systems, Inc. *	931
19	VMware, Inc. *	2,792
15	Workday, Inc. *	1,817
266	Zynga, Inc. *	1,083
		49,660
	TELECOMMNUNICATIONS - 2.6%
6	Arista Networks, Inc. *	1,545
10	LogMeIn, Inc.	1,033
12	Nice Ltd. (ADR) *	1,245
66	Switch, Inc.	803
		4,626

	TOTAL COMMON STOCKS (Cost - $111,541)	174,802

	SHORT-TERM INVESTMENT - 1.0%
	MONEY MARKET FUND - 1.0%
1,790	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.77% (a)(Cost - $1,790)	1,790

	TOTAL INVESTMENTS - 100.1% (Cost - $113,331)	$176,592
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(153)
	TOTAL NET ASSETS - 100.0%	$176,439

ADR - American Depositary Receipt

*	Non-income producing security

(a)	Money market rate shown represents the rate at June 30, 2018.

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2018 (Unaudited)

Shares				Value
	EXCHANGE TRADED FUNDS - 30.2%
	EQUITY FUNDS - 30.2%
61,787	iShares MSCI EAFE ETF			$4,137,875
15,191	SPDR S&P 500 ETF Trust			4,121,015
	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,170,772)			8,258,890

Principal
Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 3.6%
$186,438	Aames Mortgage Investment Trust 2006-1 (1 Month US LIBOR 0.48)(b)	2.57	4/25/2036	156,549
13,745	ACE Securities Corp. Home Equity Loan Trust Series 2002-HE2 (1 Month US LIBOR 1.275)(b)	3.37	8/25/2032	13,844
22,990	ACE Securities Corp. Home Equity Loan Trust Series 2006-OP1 (I Month US LIBOR 0.15)(b)	2.24	4/25/2036	22,778
203,684	Avery Point III CLO Ltd. (3 Month US LIBOR 1.12) (a,b)	3.48	1/18/2025	203,704
30,309	Citigroup Mortgage Loan Trust 2007-AMC1 (1 Month US LIBOR 0.16) (a,b)	2.25	12/25/2036	20,753
17,115	Countrywide Asset-Backed Certificates (1 Month US LIBOR 0.13) (b)	2.22	12/25/2036	16,179
26,322	Countrywide Asset-Backed Certificates (1 Month US LIBOR 0.14) (b)	2.23	6/25/2047	22,163
78,943	Countrywide Asset-Backed Certificates (1 Month US LIBOR 0.15) (b)	2.24	5/25/2037	75,820
152,965	Countrywide Asset-Backed Certificates (1 Month US LIBOR 0.37) (b)	2.46	4/25/2036	150,898
12,301	CWABS Asset-Backed Certificates Trust 2006-17 (1 Month US LIBOR 0.15) (b)	2.24	3/25/2047	11,927
34,525	FBR Securitization Trust (1 Month US LIBOR 0.68) (b)	2.77	10/25/2035	34,308
50,000	Ford Credit Floorplan Master Owner Trust A (1 Month US LIBOR .60) (b)	2.67	8/15/2020	50,025
23,117	GSAMP Trust 2006-HE4 (1 Month US LIBOR 0.14) (b)	2.23	6/25/2036	22,652
8,458	Long Beach Mortgage Loan Trust 2004-2 (1 Month US LIBOR 1.62) (b)	3.71	6/25/2034	8,408
26,607	Long Beach Mortgage Loan Trust 2005-3 (1 Month US LIBOR 0.52) (b)	2.61	8/25/2045	26,327
30,339	Long Beach Mortgage Loan Trust 2006-7 (1 Month US LIBOR 0.155) (b)	2.25	8/25/2036	19,092
18,722	RASC Series 2004-KS10 Trust (1 Month US LIBOR 1.725) (b)	3.82	11/25/2034	19,183
55,023	SLC Student Loan Trust 2006-2 (3 Month LIBOR 0.10) (b)	2.44	9/15/2026	54,897
26,497	SLM Student Loan Trust 2005-3 (3 Month LIBOR 0.09) (b)	2.45	10/25/2024	26,473
17,463	Soundview Home Loan Trust 2007-WMC1 (1 Month US LIBOR 0.11) (b)	2.20	2/25/2037	7,820
7,710	Structured Asset Investment Loan Trust 2004-7 (1 Month US LIBOR 1.05) (b)	3.14	8/25/2034	7,652
21,470	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC2 (1 Month US LIBOR 0.15) (b)	2.24	9/25/2036	20,311
	TOTAL ASSET BACKED SECURUTIES (Cost - $977,619)			991,763

	CORPORATE BONDS - 8.2%
	AEROSPACE/DEFENSE - 0.2%
50,000	Rockwell Collins, Inc.	3.50	3/15/2027	47,520

	AGRICULTURE - 0.0%*
10,000	Reynolds American, Inc.	5.85	8/15/2045	10,917

	AIRLINES - 0.2%
43,196	Spirit Airlines Pass Through Trust 2015-1A	4.10	4/1/2028	43,010

	AUTO MANUFACTURERS - 0.7%
40,000	Ford Motor Credit Co. LLC	3.20	1/15/2021	39,549
20,000	General Motors Financial Co., Inc.	3.20	7/13/2020	19,906
50,000	General Motors Financial Co., Inc.	3.20	7/6/2021	49,349
100,000	Nissan Motor Acceptance Corp. (3 Month US LIBOR 0.89) (a,b)	3.23	1/13/2022	101,287
				210,091
	BANKS - 2.9%
100,000	Bank of America Corp. (3 Month US LIBOR 1.09) (b)	3.09	10/1/2025	95,223
11,000	Bank of America Corp. (3 Month US LIBOR 1.04) (b)	3.42	12/20/2028	10,358
14,000	Bank of America Corp.	4.00	4/1/2024	14,123
50,000	Citigroup, Inc.	2.65	10/26/2020	49,322
50,000	Deutsche Bank AG (3 Month US LIBOR 1.91) (b)	4.26	5/10/2019	50,237
200,000	Development Bank of Japan, Inc. (a)	1.63	9/1/2021	190,368
10,000	Goldman Sachs Group, Inc. (The)	3.75	5/22/2025	9,750

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 2.9% (Continued)
$15,000	Goldman Sachs Group, Inc. (The)	6.00	6/15/2020	$15,775
50,000	HSBC USA, Inc. (3 Month US LIBOR 0.77) (b)	3.13	8/7/2018	50,041
35,000	JPMorgan Chase & Co.	3.13	1/23/2025	33,471
25,000	JPMorgan Chase & Co.	3.88	2/1/2024	25,165
50,000	JPMorgan Chase & Co.	3.90	7/15/2025	49,812
200,000	UBS Group Funding Switzerland AG (a)	2.65	2/1/2022	192,679
				786,324
	COMPUTERS - 0.2%
50,000	Dell International LLC / EMC Corp. (a)	5.45	6/15/2023	52,332

	ELECTRIC - 0.1%
30,000	Duke Energy Corp.	3.05	8/15/2022	29,518

	ENVIRONMENTAL CONTROL - 0.1%
25,000	Republic Services, Inc.	3.55	6/1/2022	25,160

	MEDIA - 0.3%
100,000	Charter Communications Operating LLC / Charter Communications Operating Capital	3.75	2/15/2028	90,566

	PHARMACEUTICALS - 0.9%
50,000	AbbVie, Inc.	2.85	5/14/2023	48,155
100,000	Shire Acquisitions Investments Ireland DAC	1.90	9/23/2019	98,429
100,000	Shire Acquisitions Investments Ireland DAC	2.40	9/23/2021	95,736
				242,320
	PIPELINES - 0.5%
23,000	Energy Transfer LP / Regency Energy Finance Corp.	4.50	11/1/2023	23,136
100,000	Sabine Pass Liquefaction LLC	5.75	5/15/2024	106,665
				129,801
	REAL ESTATE INVESTMENT TRUSTS - 0.6%
100,000	American Tower Corp.	2.25	1/15/2022	95,604
25,000	Digital Realty Trust LP	3.95	7/1/2022	25,256
30,000	Duke Realty LP	3.88	2/15/2021	30,318
10,000	Host Hotels & Resorts LP	4.00	6/15/2025	9,719
				160,897
	REGIONAL - 0.7%
200,000	Japan Finance Organization for Municipalities (a)	2.13	10/25/2023	187,731

	SOVEREIGN - 0.7%
200,000	Saudi Government International Bond (a)	4.00	4/17/2025	199,012

	TELECOMMUNICATIONS - 0.1%
30,000	AT&T, Inc. (a)	4.10	2/15/2028	28,667

	TOTAL CORPORATE BONDS (Cost - $2,294,704)			2,243,866

	MUNICIPAL BOND - 0.1%
30,000	City of Chicago IL (Cost - $30,348)	7.75	1/1/2042	32,501

	AGENCY MORTGAGE BACKED SECURITIES - 24.4%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 24.4%
300,000	Fannie Mae TBA +^	3.00	1/25/2047	290,625
4,900,000	Fannie Mae TBA +^	3.50	6/25/2046	4,877,031
500,000	Fannie Mae TBA +^	3.50	6/25/2046	497,110
800,000	Fannie Mae TBA +^	4.00	4/25/2046	814,625
200,000	Fannie Mae TBA +^	4.50	10/25/2044	207,906
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $6,630,645)			6,687,297

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 2.3%
	AGENCY COLLATERAL - 1.1%
$17,217	Government National Mortgage Association (1 Month US LIBOR 0.50) (b)	2.42	3/20/2065	$17,206
81,620	Government National Mortgage Association (1 Month US LIBOR 0.60) (b)	2.52	5/20/2065	82,888
83,426	Government National Mortgage Association (1 Month US LIBOR 0.62) (b)	2.54	8/20/2065	84,845
28,599	Government National Mortgage Association (1 Month US LIBOR 0.70) (b)	2.62	10/20/2065	28,674
83,280	Government National Mortgage Association (1 Month US LIBOR 1.00) (b)	2.92	12/20/2065	86,180
				299,793
	WHOLE LOAN COLLATERAL - 1.2%
26,691	Alternative Loan Trust 2005-J12 (1 Month US LIBOR 0.27) (b)	2.36	8/25/2035	20,348
18,427	Alternative Loan Trust 2006-OA9 (1 Month US LIBOR 0.21) (b)	2.29	7/20/2046	12,577
31,160	American Home Mortgage Assets Trust 2006-2 (1 Month US LIBOR 0.19) (b)	2.28	9/25/2046	27,889
14,421	Bear Stearns ALT-A Trust 2005-8 (b)	3.69	10/25/2035	14,986
18,230	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3 (1 Month US LIBOR 0.25) (a,b)	2.34	8/25/2035	17,182
17,195	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4 (I Month US LIBOR 0.46) (a,b)	2.32	10/25/2035	16,643
16,590	Credit Suisse First Boston Mortgage Securities Corp.	4.50	7/25/2020	16,425
34,740	Great Hall Mortgages No. 1 PLC ( 3 Month US LIBOR 0.13) (a,b)	2.46	6/18/2039	34,004
26,355	GreenPoint Mortgage Funding Trust 2006-AR2 (b)	3.56	3/25/2036	25,377
15,670	GSR Mortgage Loan Trust 2005-AR6 (b)	3.68	9/25/2035	15,840
13,568	Impac CMB Trust Series 2005-8 (1 Month US LIBOR 0.70) (b)	2.79	2/25/2036	12,856
19,157	IndyMac INDX Mortgage Loan Trust 2006-AR4 (I Month US LIBOR 0.21) (b)	2.30	5/25/2046	18,298
2,913	JP Morgan Mortgage Trust 2006-S2	5.88	6/25/2021	2,848
3,515	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 (1 Month US LIBOR 0.25) (b)	2.34	11/25/2035	3,491
14,039	MortgageIT Trust 2005-4 (1 Month US LIBOR 0.28) (b)	2.37	10/25/2035	13,743
13,174	Reperforming Loan REMIC Trust 2006-R1 (1 Month US LIBOR 0.34) (a,b)	2.43	1/25/2036	12,550
8,372	Structured Adjustable Rate Mortgage Loan Trust (b)	3.71	9/25/2034	8,459
8,675	Structured Adjustable Rate Mortgage Loan Trust (b)	3.76	2/25/2034	8,753
14,241	Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS (1 Month US LIBOR 0.30) (b)	2.39	10/25/2035	14,207
19,630	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust (b)	3.14	4/25/2037	18,471
				314,947

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $594,098)			614,740

	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.3%
70,138	Freddie Mac Multifamily Structured Pass Through Certificates (1 Month US LIBOR 0.70) (b) (Cost - $70,138)	2.70	9/25/2022	70,264

	U.S. TREASURY SECURITIES - 42.6%
100,000	United States Treasury Bond	2.75	8/15/2047	95,426
50,000	United States Treasury Bond	2.75	11/15/2047	47,711
100,000	United States Treasury Bond	2.88	11/15/2046	97,910
500,000	United States Treasury Bond	3.00	5/15/2045	501,934
200,000	United States Treasury Bond	3.00	2/15/2048	200,672
230,000	United States Treasury Bond	4.25	5/15/2039	277,446
350,000	United States Treasury Bond	4.38	11/15/2039	429,871
100,000	United States Treasury Bond	4.50	8/15/2039	124,691
100,000	United States Treasury Inflation Indexed Bond	2.38	1/15/2027	141,313
150,000	United States Treasury Inflation Indexed Note	0.63	1/15/2026	157,306
700,000	United States Treasury Note	1.13	8/31/2021	667,816
400,000	United States Treasury Note	1.25	4/30/2019	396,484
100,000	United States Treasury Note	1.50	8/15/2026	90,312
100,000	United States Treasury Note	1.63	5/15/2026	91,473
1,500,000	United States Treasury Note	1.88	3/31/2022	1,456,934
500,000	United States Treasury Note	1.88	4/30/2022	485,176
100,000	United States Treasury Note	1.88	7/31/2022	96,809
100,000	United States Treasury Note	1.88	9/30/2022	96,676

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 42.6% (Continued)
$100,000	United States Treasury Note	2.00	12/31/2021	$97,781
500,000	United States Treasury Note	2.00	11/15/2026	468,574
200,000	United States Treasury Note	2.13	12/31/2022	194,977
650,000	United States Treasury Note	2.25	2/15/2027	620,268
2,700,000	United States Treasury Note	2.25	8/15/2027	2,569,746
200,000	United States Treasury Note	2.25	11/15/2027	190,117
500,000	United States Treasury Note	2.38	5/15/2027	481,504
900,000	United States Treasury Note	2.50	8/15/2023	889,418
600,000	United States Treasury Note	2.75	2/15/2028	594,867
100,000	United States Treasury Note	2.88	5/15/2028	100,199
	TOTAL U.S. TREASURY SECURITIES (Cost - $11,913,617)			11,663,411

Contracts		Counterparty	Notional Value
	PURCHASED OPTIONS ON INDICES - 0.8%
14	S&P 500 Index, June 2019, Put @ $1,925	Morgan Stanley	2,695,000	32,550
14	S&P 500 Index, June 2019, Put @ $2,200	Morgan Stanley	3,080,000	65,450
14	S&P 500 Index, June 2019, Put @ $2,475	Morgan Stanley	3,465,000	125,650
	TOTAL PURCHASED OPTIONS ON INDICES (Cost - $191,543)			223,650

	PURCHASED OPTION ON FUTURES - 0.0%*
6	US 10YR Future, August 2018, Call @ $121.00 (Cost - $1,416)	Morgan Stanley	726,000	1,125

Principal
Amount		Coupon Rate (%)	Maturity	Value
	SHORT-TERM INVESTMENTS - 8.6%
	FEDERAL HOME LOAN BANK - 0.4%
$100,000	Federal Home Loan Bank Discount Notes (d)	1.87	8/17/2018	99,755

Shares
	MONEY MARKET FUND - 1.7%
463,692	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 1.77% (c)			463,692

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY BILLS - 6.5%
$400,000	United States Treasury Bill (d)	1.79	8/23/2018	398,946
1,000,000	United States Treasury Bill (d)	1.88	9/27/2018	995,444
400,000	United States Treasury Bill (d)	1.91	10/4/2018	398,000
				1,792,390

	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,355,693)			2,355,837

	TOTAL INVESTMENTS - 121.1% (Cost - $32,230,593)			$33,143,344
	OTHER ASSETS LESS LIABILITIES - NET - (21.1)%			(5,779,819)
	TOTAL NET ASSETS - 100.0%			$27,363,525

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

ETF - Exchange Traded Fund

TBA - To Be Announced Security

^	Delayed delivery

*	Represents less than 0.1%.

+	All or a portion of these TBAs are subject to dollar-roll transactions.

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2018, these securities amounted to $1,256,913 or 4.6% of net assets.

(b)	Variable Rate Security - interest rate subject to periodic change.

Benchmark	Rate
1 Month LIBOR	2.09%
3 Month LIBOR	2.34%

(c)	Money market rate shown represents the rate at June 30, 2018.

(d)	Zero coupon.

Principal
Amount		Coupon Rate (%)	Maturity	Value
	SECURITIES SOLD SHORT - (0.6)%
	U.S. TREASURY SECURITY - (3.1)%
$25,000	United States Treasury Bond (Proceeds - $23,908)	2.75	11/15/2047	$23,855

Contracts	Options Written on Futures	Counterparty	Notional Value
6	US 10YR Future, August 2018, Call @ $120.00 (Premiums Received - $3,366)	Morgan Stanley	720,000	$3,282

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

SHORT FUTURES CONTRACTS

	Number of				Unrealized Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
90 Day Euro Future	16	Jun-19	Morgan Stanley	$3,885,800	$29,413
90 Day Euro Future	10	Sep-19	Morgan Stanley	2,427,000	13,600
90 Day Euro Future	39	Dec-19	Morgan Stanley	9,460,913	51,337
90 Day Euro Future	21	Mar-20	Morgan Stanley	5,093,550	18,350
Euro-Oat Future	2	Sep-18	Morgan Stanley	360,867	(6,742)
					105,958
LONG FUTURES CONTRACTS
90 Day Euro Future	11	Sep-18	Morgan Stanley	2,682,488	390
90 Day Euro Future	11	Dec-18	Morgan Stanley	2,677,400	(8,050)
90 Day Euro Future	21	Mar-19	Morgan Stanley	5,105,100	(17,562)
S&P 500 E-Mini Future	36	Sep-18	Credit Suisse	4,898,880	(115,610)
US 5 Year Note	14	Sep-18	Morgan Stanley	1,590,641	2,953
US 10 Year Future	1	Sep-18	Morgan Stanley	120,188	250
					(137,629)
TOTAL NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(31,671)

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

INTEREST RATE SWAPTIONS PURCHASED

					Expiration	Notional			Unrealized
Counterparty	Description		Exercise Rate		Date	Amount			Depreciation
Barclays Bank PLC	Call - IRO USD 2 Year		1.85		11/30/2018	$1,800,000			$(5,460)

INTEREST RATE SWAPS

								Premiums	Unrealized
			Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index		Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
Goldman Sachs & Co.	6 Month JPY - LIBOR**		Receive	0.75%	3/20/2038	$20,000,000	$(8,361)	$—	$(8,361)
Goldman Sachs & Co.	3 Month USD - LIBOR*		Receive	1.25%	6/21/2021	300,000	4,610	—	4,610
Goldman Sachs & Co.	3 Month USD - LIBOR*		Receive	1.50%	6/21/2027	200,000	7,120	(1,792)	8,912
Goldman Sachs & Co.	6 Month GBP - LIBOR**		Receive	1.50%	9/19/2028	400,000	(4,243)	—	(4,243)
Goldman Sachs & Co.	3 Month USD - LIBOR*		Receive	2.00%	12/16/2020	100,000	3,721	—	3,721
Goldman Sachs & Co.	6 Month GBP - LIBOR**		Receive	2.05%	2/1/2037	200,000	(5,384)	—	(5,384)
Goldman Sachs & Co.	6 Month EUR - EURIBOR**		Receive	2.05%	2/3/2037	200,000	1,831	—	1,831
Goldman Sachs & Co.	3 Month USD - LIBOR*		Receive	2.25%	6/20/2028	3,300,000	(5,564)	—	(5,564)
Goldman Sachs & Co.	3 Month USD - LIBOR*		Receive	2.25%	12/21/2046	200,000	42,936	—	42,936
Goldman Sachs & Co.	3 Month USD - LIBOR**		Receive	2.50%	12/20/2027	100,000	550	(638)	1,188
Goldman Sachs & Co.	3 Month USD - LIBOR*		Receive	2.50%	6/15/2046	100,000	12,784	—	12,784
								$(2,430)	$52,430

CREDIT DEFAULT SWAPS*

								Premiums	Unrealized
		Buy/Sell	Fixed Rate	Fixed Rate	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Paid	Date	Amount	Value	(Received)	(Depreciation)
Goldman Sachs & Co.	North American Investment Grade CDX Index^	Sell	1.00%	—	6/20/2022	$1,500,000	$(4,942)	$—	$(4,942)
Goldman Sachs & Co.	North American Investment Grade CDX Index^	Sell	1.00%	—	6/20/2023	4,100,000	(13,300)	(2,016)	(11,284)
Goldman Sachs & Co.	North American High Yield CDX Index@	Sell	5.00%	—	6/20/2023	200,000	(902)	—	(902)
								$(2,016)	$(17,128)
								$(4,446)	$29,842

*	Pays quarterly.

**	Pays semiannually.

^	The underlying holdings of this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=cfbb780d206d4b2a8a92a4d358b1f949.

@	The underlying holdings of this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=13334c4695c74a4abbd7ff8bf75a1bc7.

Benchmark	Rate
3 Month USD LIBOR	2.34%
3 Month GBP LIBOR	0.68%
6 Month GBP LIBOR	0.79%
6 Month EUR EURIBOR	-0.27%
6 Month JPY LIBOR	0.02%

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation/
Date	Counterparty	Receive/Deliver		In Exchange For	U.S. $ Value	(Depreciation)
To Buy:
8/15/2018	Barclays Bank PLC	192,000	CAD	$150,780	$146,073	$(4,707)
8/15/2018	Barclays Bank PLC	15,600,000	JPY	143,347	141,292	(2,055)
9/13/2018	Barclays Bank PLC	13,721,990	RUB	218,428	217,120	(1,308)
						(8,070)

To Sell:
7/3/2018	Barclays Bank PLC	10,000	EUR	$11,691	$11,678	$13
8/15/2018	Barclays Bank PLC	190,000	CAD	148,967	144,551	4,416
8/24/2018	Barclays Bank PLC	4,264,960	RUB	68,000	67,609	391
8/24/2018	Barclays Bank PLC	5,149,735	RUB	83,000	81,634	1,366
8/24/2018	Barclays Bank PLC	4,382,475	RUB	69,252	69,472	(220)
						5,966
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(2,104)

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 16.2%
	DEBT FUNDS - 4.8%
54,394	iShares 1-3 Year Credit Bond ETF	$5,640,658

	EQUITY FUNDS - 11.4%
42,956	iShares Core MSCI Emerging Markets ETF	2,255,620
66,250	iShares MSCI EAFE Value ETF	3,401,606
23,558	iShares Russell 1000 Growth ETF	3,387,640
27,327	iShares Russell 2000 ETF	4,475,343
		13,520,209
	TOTAL EXCHANGE TRADED FUNDS (Cost - $17,237,375)	19,160,867

	VARIABLE INSURANCE TRUSTS - 79.0%
	DEBT FUND - 19.0%
1,743,097	MFS Total Return Bond Series - Initial Class	22,573,110

	EQUITY FUNDS - 60.0%
265,988	American Century VP Mid Cap Value - Investor Class	5,585,747
912,785	American Century VP Value Fund - Class I	10,104,527
120,236	Invesco VI International Growth Fund - Class I	4,520,865
288,847	MFS Growth Series - Initial Class	15,860,562
82,186	MFS VIT II Blended Research Core Equity Portfolio - Initial Class	4,494,742
443,226	MFS VIT II International Value Portfolio - Initial Class *	12,450,214
317,981	MFS VIT Mid Cap Growth Series - Initial Class	3,376,956
575,409	Putnam VT Equity Income - Class IA *	14,684,441
		71,078,054
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $81,038,966)	93,651,164

	SHORT-TERM INVESTMENT - 0.0%**
	MONEY MARKET FUND - 0.0%**
15,307	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.77% (a)(Cost - $15,307)	15,307

	TOTAL INVESTMENTS - 95.2% (Cost - $98,291,648)	$112,827,338
	OTHER ASSETS LESS LIABILITIES - NET - 4.8%	5,732,706
	TOTAL NET ASSETS - 100.0%	$118,560,044

ETF - Exchange Traded Fund

*	Non-Income Producing

**	Represents less than 0.1%

(a)	Money market rate shown represents the rate at June 30, 2018.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2018 (Unaudited)

Shares		Value
	COMMON STOCKS - 63.3%
	ADVERTISING - 0.1%
26,789	Interpublic Group of Cos., Inc.	$627,934

	AEROSPACE/DEFENSE - 2.9%
15,415	Boeing Co. (The)	5,171,887
9,234	Harris Corp.	1,334,682
12,825	Lockheed Martin Corp.	3,788,890
10,195	Northrop Grumman Corp.	3,137,002
		13,432,461
	AGRICULTURE - 1.6%
48,969	Altria Group, Inc.	2,780,950
16,551	Archer-Daniels-Midland Co.	758,532
61,847	British American Tobacco PLC - ADR	3,120,181
8,200	Philip Morris International, Inc.	662,068
		7,321,731
	AIRLINES - 0.2%
21,435	JetBlue Airways Corp. *	406,836
14,967	Spirit Airlines, Inc. *	544,050
		950,886
	APPAREL - 0.7%
26,685	NIKE, Inc.	2,126,261
10,302	Skechers U.S.A., Inc. *	309,163
20,082	Under Armour, Inc. - Cl. A *	451,443
14,381	Under Armour, Inc. *	303,151
		3,190,018
	BANKS - 3.4%
322,862	Bank of America Corp.	9,101,480
12,130	Capital One Financial Corp.	1,114,747
79,069	KeyCorp	1,545,008
20,163	Northern Trust Corp.	2,074,571
28,797	Zions Bancorporation	1,517,314
		15,353,120
	BEVERAGES - 1.3%
62,024	Coca-Cola Co.	2,720,373
8,459	Constellation Brands, Inc.	1,851,421
22,265	Monster Beverage Corp. *	1,275,785
		5,847,579
	BIOTECHNOLOGY - 0.8%
13,602	Aduro Biotech, Inc. *	95,214
12,513	Alder Biopharmaceuticals, Inc. *	197,705
2,585	Alnylam Pharmaceuticals, Inc. *	254,597
4,100	APTINYX, INC. *	99,097
4,581	Arcus Biosciences, Inc. *	56,071
3,464	Audentes Therapeutics, Inc. *	132,359
284	Biogen, Inc. *	82,428
9,767	Biohaven Pharmaceutical Holding Co. Ltd. *	385,992
1,380	BlueBird Bio, Inc. *	216,591
3,296	Celgene Corp. *	261,768
3,300	Clearside Biomedical, Inc. *	35,277
2,174	Five Prime Therapeutics, Inc. *	34,371
9,756	FORTY SEVEN, INC. *	156,096
14,950	GlycoMimetics, Inc. *	241,144
2,656	Incyte Corp. *	177,952
11,133	Karyopharm Therapeutics, Inc. *	189,150
2,308	Loxo Oncology, Inc. *	400,392

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares		Value
	BIOTECHNOLOGY - 0.8% (Continued)
2,668	NEON THERAPEUTICS, INC. *	$33,617
10,854	Otonomy, Inc. *	41,788
420	Regeneron Pharmaceuticals, Inc. *	144,896
15,838	Rigel Pharmaceuticals, Inc. *	44,822
6,176	Seattle Genetics, Inc. *	410,025
11,684	Syndax Pharmaceuticals, Inc. *	82,022
		3,773,374
	BUILDING MATERIALS - 0.1%
1,247	Martin Marietta Materials, Inc.	278,493
2,038	Vulcan Materials Co.	263,024
		541,517
	CHEMICALS - 1.4%
8,746	Cabot Corp.	540,240
9,138	Celanese Corp.	1,014,866
24,610	DowDuPont, Inc.	1,622,291
6,820	FMC Corp.	608,412
12,731	PPG Industries, Inc.	1,320,587
6,077	Praxair, Inc.	961,078
4,168	Westlake Chemical Corp.	448,602
		6,516,076
	COMMERCIAL SERVICES - 1.7%
5,587	Equifax, Inc.	698,990
5,757	FleetCor Technologies, Inc. *	1,212,712
17,075	Global Payments, Inc.	1,903,692
18,535	PayPal Holdings, Inc. *	1,543,409
2,857	Total System Services, Inc.	241,474
9,623	TransUnion	689,392
11,024	TriNet Group, Inc. *	616,683
3,724	WEX, Inc. *	709,348
		7,615,700
	COMPUTERS - 1.7%
3,020	Accenture PLC - Cl. A	494,042
35,098	Apple, Inc.	6,496,991
19,808	Genpact Ltd.	573,045
		7,564,078
	COSMETICS/PERSONAL CARE - 0.7%
101,873	Coty, Inc.	1,436,409
27,081	Unilever NV - ADR	1,508,953
		2,945,362
	DIVERSIFIED FINANCIAL SERVICES - 2.6%
2,644	Alliance Data Systems Corp.	616,581
14,908	American Express Co.	1,460,984
23,481	Cohen & Steers, Inc.	979,393
26,484	OneMain Holdings, Inc. *	881,652
23,881	Raymond James Financial, Inc.	2,133,767
41,467	TD Ameritrade Holding Corp.	2,271,148
26,984	Visa, Inc. - Cl. A	3,574,031
		11,917,556
	ELECTRIC - 2.4%
16,092	Avangrid, Inc.	851,750
43,864	Edison International	2,775,275
33,593	Exelon Corp.	1,431,062
13,601	NextEra Energy, Inc.	2,271,775
49,223	NRG Energy, Inc.	1,511,146

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares		Value
	ELECTRIC - 2.4% (Continued)
18,390	Sempra Energy	$2,135,263
		10,976,271
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
7,780	AMETEK, Inc.	561,405

	ELECTRONICS - 0.6%
144,397	Flex Ltd. *	2,037,442
10,163	Fortive Corp.	783,669
		2,821,111
	ENGINEERING & CONSTRUCTION - 0.0% **
1,339	Jacobs Engineering Group, Inc.	85,013

	ENTERTAINMENT - 0.0% **
4,668	Cinemark Holdings, Inc.	163,753

	FOOD - 1.5%
15,260	Fresh Del Monte Produce, Inc.	679,833
10,688	Hormel Foods Corp.	397,700
52,550	Hostess Brands, Inc. *	714,680
6,040	McCormick & Co, Inc.	701,184
22,538	Post Holdings, Inc. *	1,938,719
18,386	Sysco Corp.	1,255,580
32,168	US Foods Holding Corp. *	1,216,594
		6,904,290
	FOREST PRODUCTS & PAPER - 0.2%
20,347	International Paper Co.	1,059,672

	HEALTHCARE-PRODUCTS - 3.1%
34,340	Abbott Laboratories	2,094,397
16,405	Baxter International, Inc.	1,211,345
90,312	Boston Scientific Corp. *	2,953,202
16,592	Danaher Corp.	1,637,299
42,067	Medtronic PLC	3,601,356
12,009	Thermo Fisher Scientific, Inc.	2,487,544
		13,985,143
	HEALTHCARE-SERVICES - 1.6%
4,740	Evolus, Inc. *	132,673
10,519	HCA Healthcare, Inc.	1,079,249
25,619	UnitedHealth Group, Inc.	6,285,365
		7,497,287
	HOME BUILDERS - 0.4%
9,888	Installed Building Products, Inc. *	559,166
25,177	Lennar Corp.	1,321,793
		1,880,959
	INSURANCE - 2.7%
4,420	Allstate Corp.	403,413
41,974	American International Group, Inc.	2,225,461
38,910	Assured Guaranty Ltd.	1,390,254
24,816	Athene Holding Ltd. *	1,087,933
29,300	AXA Equitable Holdings, Inc. *	603,873
16,320	Hartford Financial Services Group, Inc.	834,442
21,567	Marsh & McLennan Cos., Inc.	1,767,847
29,065	MetLife, Inc.	1,267,234

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares		Value
	INSURANCE - 2.7% (Continued)
43,325	MGIC Investment Corp. *	$464,444
9,265	Prudential Financial, Inc.	866,370
14,600	TRUPANION, INC. *	563,560
18,806	Voya Financial, Inc.	883,882
		12,358,713
	INTERNET - 7.8%
8,986	Alphabet, Inc. - Cl. A *	10,146,901
5,745	Amazon.com, Inc. *	9,765,351
49,694	Blucora, Inc. *	1,838,678
31,138	eBay, Inc. *	1,129,064
38,178	Facebook, Inc. - Cl. A *	7,418,749
14,915	GoDaddy, Inc. *	1,052,999
4,204	Netflix, Inc. *	1,645,572
1,844	Spotify Technology SA *	310,235
19,416	Wayfair, Inc. *	2,305,844
		35,613,393
	IRON/STEEL - 0.1%
998	ArcelorMittal - ADR	28,722
6,252	Steel Dynamics, Inc.	287,279
		316,001
	LODGING - 0.3%
14,292	Hilton Worldwide Holdings, Inc.	1,131,355
11,062	MGM Resorts International	321,130
		1,452,485
	MACHINERY-CONTRUCTION & MINING - 0.2%
6,558	Caterpillar, Inc.	889,724

	MACHINERY-DIVERSIFIED - 0.3%
2,309	AGCO Corp.	140,202
5,558	Deere & Co.	777,008
13,112	Pentair PLC	551,753
963	Wabtec Corp.	94,933
		1,563,896
	MEDIA - 1.7%
7,091	Charter Communications, Inc. *	2,079,152
112,446	Comcast Corp.	3,689,353
11,919	Liberty Media Corp-Liberty Formula One *	442,552
6,743	New York Times Co. (The)	174,644
11,117	Twenty-First Century Fox, Inc.	552,404
11,351	Viacom, Inc.	342,346
3,743	Walt Disney Co.	392,304
		7,672,755
	MINING - 0.1%
6,061	Alcoa Corp. *	284,140
2,055	Southern Copper Corp.	96,318
		380,458
	MISCELLANEOUS MANUFACTURING - 1.0%
7,117	3M Co.	1,400,056
11,577	Eaton Corp. PLC	865,265
102,958	General Electric Co.	1,401,258
5,653	Illinois Tool Works, Inc.	783,167
		4,449,746
	OIL & GAS - 2.8%
6,578	Andeavor	862,902
23,093	BP PLC - ADR	1,054,426

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares		Value
	OIL & GAS - 2.8% (Continued)
35,652	Chevron Corp.	$4,507,482
5,256	Concho Resources, Inc. *	727,168
8,712	EOG Resources, Inc.	1,084,034
31,901	Exxon Mobil Corp.	2,639,170
11,917	Marathon Petroleum Corp.	836,097
20,583	Newfield Exploration Co. *	622,636
14,239	Noble Energy, Inc.	502,352
2,603	WPX Energy, Inc. *	46,932
		12,883,199
	OIL & GAS SERVICES - 0.5%
31,572	Baker Hughes a GE Co.	1,042,823
30,287	Halliburton Co.	1,364,732
		2,407,555
	PACKAGING & CONTAINERS - 0.3%
17,800	Ardagh Group SA	295,836
32,913	Ball Corp.	1,170,057
		1,465,893
	PHARMACEUTICALS - 3.5%
5,333	Aerie Pharmaceuticals, Inc. *	360,244
18,496	Allergan PLC	3,083,653
25,889	AMNEAL PHARMACEUTICALS, INC. *	424,838
60,923	AstraZeneca PLC - ADR	2,139,007
52,219	Bristol-Myers Squibb Co.	2,889,799
3,100	Calithera Biosciences, Inc. *	15,500
19,886	Cardinal Health, Inc.	971,033
14,497	Coherus Biosciences, Inc. *	202,958
22,162	Dermira, Inc. *	203,890
3,458	G1 Therapeutics, Inc. *	150,285
3,700	Global Blood Therapeutics, Inc. *	167,240
3,089	Heron Therapeutics, Inc. *	120,008
13,613	Ironwood Pharmaceuticals, Inc. - Cl. A *	260,281
3,072	Jounce Therapeutics, Inc. *	23,532
7,118	Kala Pharmaceuticals, Inc. *	97,730
9,232	McKesson Corp.	1,231,549
10,419	Momenta Pharmaceuticals, Inc. *	213,069
41,161	Mylan NV *	1,487,559
6,372	MyoKardia, Inc. *	316,370
3,298	Nektar Therapeutics *	161,041
10,783	Ra Pharmaceuticals, Inc. *	107,291
7,565	Revance Therapeutics, Inc. *	207,659
2,580	TESARO, Inc. *	114,733
46,120	Teva Pharmaceutical Industries Ltd. - ADR	1,121,638
15,851	Trevena, Inc. *	22,825
6,700	Tricida, Inc. *	200,330
		16,294,062
	PIPELINES - 0.4%
10,725	ONEOK, Inc.	748,927
25,355	TransCanada Corp.	1,095,336
		1,844,263

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 2.0%
12,085	Alexandria Real Estate Equities, Inc.	$1,524,764
19,718	American Tower Corp.	2,842,744
1,805	Equinix, Inc.	775,951
24,010	Host Hotels & Resorts, Inc.	505,891
41,394	Invitation Homes, Inc.	954,546
8,108	Outfront Media, Inc.	157,701
5,728	Public Storage	1,299,454
5,958	Simon Property Group, Inc.	1,013,992
		9,075,043
	RETAIL - 2.0%
1,022	Chipotle Mexican Grill, Inc. *	440,860
7,393	Costco Wholesale Corp.	1,544,989
12,119	Freshpet, Inc. *	332,667
13,732	McDonald’s Corp.	2,151,667
39,501	National Vision Holdings, Inc. *	1,444,552
13,559	Tapestry, Inc.	633,341
28,016	TJX Cos., Inc.	2,666,563
		9,214,639
	SAVINGS & LOANS - 0.2%
46,500	Sterling Bancorp	1,092,750

	SEMICONDUCTORS - 2.8%
130,952	Advanced Micro Devices, Inc. *	1,962,970
6,633	Broadcom, Inc.	1,609,431
31,700	Intel Corp.	1,575,807
1,321	IPG Photonics Corp. *	291,452
5,160	KLA-Tencor Corp.	529,055
25,017	Marvell Technology Group Ltd.	536,364
9,442	Microchip Technology, Inc.	858,750
28,335	Micron Technology, Inc. *	1,485,887
5,838	NVIDIA Corp.	1,383,022
33,735	Teradyne, Inc.	1,284,291
11,822	Texas Instruments, Inc.	1,303,376
		12,820,405
	SOFTWARE - 3.8%
4,854	Adobe Systems, Inc. *	1,183,454
6,077	Atlassian Corp. PLC *	379,934
3,440	Autodesk, Inc. *	450,950
9,777	Guidewire Software, Inc. *	868,002
5,005	HubSpot, Inc. *	627,627
65,308	Microsoft Corp.	6,440,022
3,728	PTC, Inc. *	349,724
18,389	Salesforce.com, Inc. *	2,508,260
4,860	ServiceNow, Inc. *	838,204
2,364	Splunk, Inc. *	234,296
47,369	SS&C Technologies Holdings, Inc.	2,458,451
8,418	Workday, Inc. *	1,019,588
		17,358,512
	TELECOMMUNICATIONS - 1.0%
93,572	Verizon Communications, Inc.	4,707,607

	TRANSPORTATION - 0.6%
1,704	FedEx Corp.	386,910
500	Hub Group, Inc. *	24,900
1,540	Knight-Swift Transportation Holdings, Inc.	58,843

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares				Value
	TRANSPORTATION - 0.6% (Continued)
9,241	Norfolk Southern Corp.			$1,394,190
6,887	Union Pacific Corp.			975,750
				2,840,593
	TRUCKING & LEASING - 0.1%
7,532	Greenbrier Cos, Inc.			397,313

7,532	TOTAL COMMON STOCKS (Cost - $233,774,393)			290,631,301

	PREFERRED STOCK - 0.0% **
3,000	Verizon Communications, Inc.			77,640
	TOTAL PREFERRED STOCK (Cost - $75,000)			77,640

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 3.7%
$494,058	Ajax Mortgage Loan Trust 2017-B (a) ^	3.163	9/25/2056	492,992
375,000	ALM VI Ltd. (a)	3.748	7/15/2026	374,540
21,023	AmeriCredit Automobile Receivables Trust 2014-1	2.150	3/9/2020	21,016
18,444	AmeriCredit Automobile Receivables Trust 2017-1	1.510	5/18/2020	18,405
52,352	AmeriCredit Automobile Receivables Trust 2017-2	1.650	9/18/2020	52,184
86,012	ARI Fleet Lease Trust 2017-A	1.910	4/15/2026	85,427
250,000	Apidos CLO	0.000	7/18/2027	250,000
250,000	Apidos CLO XXI 3 Month LIBOR + 1.43 (a) ^	3.785	7/18/2027	250,009
350,000	Apidos CLO XXII 3 Month LIBOR + 2.05 (a) ^	4.409	10/20/2027	350,546
125,000	ARI Fleet Lease Trust 2018-A (a)	2.550	10/15/2026	124,322
345,000	Atlas Senior Loan Fund Ltd. 3 Month LIBOR + 1.30 (a) ^	3.648	1/16/2030	345,782
320,000	Avery Point IV CLO Ltd. 3 Month LIBOR + 1.60 (a) ^	3.960	4/25/2026	320,005
300,000	Ballyrock CLO 2016-1 Ltd 3 Month LIBOR + 1.59 (a) ^	3.938	10/15/2028	301,516
258,489	Bayview Koitere Fund Trust 2017-RT4 (a) ^	3.500	7/28/2057	257,273
157,859	Bayview Opportunity Master Fund IVa Trust 2017-SPL1 (a) ^	4.000	10/28/2064	159,486
119,502	Bayview Opportunity Master Fund IVb Trust 2017-SPL3 (a) ^	4.000	11/28/2053	120,397
123,649	Bayview Opportunity Master Fund IVb Trust 2017-SPL4 (a) ^	3.500	1/28/2055	123,594
166,282	Bayview Opportunity Master Fund IVa Trust 2017-SPL5 (a) ^	3.500	6/28/2057	166,446
325,000	BlueMountain CLO 2015-3 Ltd. 3 Month LIBOR + 1.00 (a) ^	3.339	4/20/2031	323,556
125,000	Canadian Pacer Auto Receivables Trust 2017-1 (a)	2.050	3/19/2021	123,921
385,000	CARDS II Trust 1 Month LIBOR + 0.70 (a) ^	2.773	7/15/2021	385,053
495,000	Carlyle Global Market Strategies CLO 2014-5 Ltd 3 Month LIBOR + 1.14 (a) ^	3.488	10/16/2025	495,003
240,880	Cent CLO 20 Ltd. 3 Month LIBOR + 1.10 (a) ^	3.460	1/25/2026	240,911
250,000	Cent CLO 21 Ltd. 3 Month LIBOR + 1.21 (a) ^	3.576	7/27/2026	250,009
219,336	Chesapeake Funding II LLC (a) ^	1.910	8/15/2029	216,793
219,223	Chesapeake Funding II LLC 1 Month LIBOR + 0.45 (a) ^	2.523	5/15/2029	219,723
228,704	Chesapeake Funding II LLC 1 Month LIBOR + 1.00 (a)	3.073	6/15/2028	229,374
4,307	Chrysler Capital Auto Receivables Trust 2015-A (a)	1.550	2/18/2020	4,306
350,000	CIFC Funding 2014-II Ltd 3 Month LIBOR + 1.05 (a)	3.164	4/24/2030	349,315
100,672	CNH Equipment Trust 2015-C	1.660	11/16/2020	100,332
148,242	Enterprise Fleet Financing LLC (a)	1.970	1/20/2023	147,110
210,000	Enterprise Fleet Financing LLC (a)	2.130	5/22/2023	207,964
85,014	Finance of America Structured Securities Trust 2017-HB1 (a) ^	2.321	11/25/2027	84,695
148,091	First Investors Auto Owner Trust (a)	2.000	3/15/2022	147,090
30,466	First Investors Auto Owner Trust 2014-3 (a)	2.390	11/16/2020	30,448
29,335	First Investors Auto Owner Trust 2017-1 (a)	1.690	4/15/2021	29,242
44,773	First Investors Auto Owner Trust 2017-2 (a)	1.860	10/15/2021	47,221
280,000	Ford Credit Floorplan Master Owner Trust A	1.750	7/15/2021	276,846
145,000	Ford Credit Floorplan Master Owner Trust A	1.770	8/15/2020	144,855

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 3.7% (Continued)
$100,000	Ford Credit Floorplan Master Owner Trust A (a)	2.090	3/15/2022	$98,541
100,000	Ford Credit Floorplan Master Owner Trust A	2.310	2/15/2021	99,757
275,000	Galaxy XIX CLO Ltd. 3 Month LIBOR + 1.22 (a) ^	3.579	7/24/2030	275,490
175,000	GreatAmerica Leasing Receivables Funding LLC Series 2017-1 (a)	2.360	1/20/2023	172,522
100,000	GreatAmerica Leasing Receivables Funding LLC Series 2018-1 (a)	2.600	6/15/2021	99,223
100,000	GreatAmerica Leasing Receivables Funding LLC Series 2018-1 (a)	2.830	6/17/2024	98,985
167,000	Hyundai Auto Receivables Trust 2014-B	2.100	11/15/2019	166,902
250,000	KKR Clo 16 Ltd 3 Month LIBOR + 1.49 (a) ^	3.849	1/20/2029	250,478
300,000	Madison Park Funding XI Ltd. 3 Month LIBOR + 1.16 (a) ^	3.522	7/23/2029	300,000
300,000	Madison Park Funding XXX Ltd. 3 Month LIBOR + .75 (a) ^	3.089	4/15/2029	296,780
250,000	Madison Park Funding XV Ltd. 3 Month LIBOR + 1.50 (a) ^	3.866	1/27/2026	249,991
565,000	Madison Park Funding XVIII Ltd. 3 Month LIBOR + 1.19% (a) ^	3.552	10/21/2030	566,381
535,000	Magnetite VII Ltd. 3 Month LIBOR + 0.80% (a) ^	3.148	1/15/2028	532,263
255,000	Mercedes-Benz Master Owner Trust 2017-A 1 Month LIBOR + 0.30 (a) ^	2.373	5/16/2021	255,224
61,448	Mill City Mortgage Loan Trust 2016-1 (a) ^	2.500	4/25/2057	60,327
189,553	Mill City Mortgage Loan Trust 2017-3 (a) ^	2.750	1/25/2061	186,241
140,000	MMAF Equipment Finance LLC 2016-A (a)	2.210	12/15/2032	134,552
76,551	MMAF Equipment Finance LLC 2017-A (a)	1.730	5/18/2020	76,326
160,000	MMAF Equipment Finance LLC 2017-B (a)	2.210	10/17/2022	156,897
46,799	Nationstar HECM Loan Trust 2017-1 (a)	1.968	5/25/2027	46,640
59,653	Nationstar HECM Loan Trust 2017-2 (a) ^	2.038	9/25/2027	59,420
104,514	Nationstar HECM Loan Trust 2018-1 (a) ^	2.760	2/25/2028	104,495
11,033	NYCTL 2016-A Trust (a)	1.470	11/10/2029	10,937
141,691	Octagon Investment Partners XVI Ltd. 3 Month LIBOR + 1.12 (a) ^	3.473	7/17/2025	141,695
195,000	OneMain Direct Auto Receivables Trust 2017-2 (a)	2.310	12/14/2021	193,557
100,000	OneMain Financial Issuance Trust 2016-1 (a)	3.660	2/20/2029	100,635
115,518	OneMain Financial Issuance Trusts 2016-2 (a)	4.100	3/20/2028	116,211
100,000	OneMain Financial Issuance Trust 2017-1 (a)	2.370	9/14/2032	98,149
183,600	Securitized Term Auto Receivables Trust 2016-1 (a)	1.524	3/25/2020	182,746
105,000	Securitized Term Auto Receivables Trust 2017-2 (a)	2.040	4/26/2021	103,499
325,000	Shackleton 2015-VIII CLO Ltd. 3 Month LIBOR + 0.92 (a) ^	3.279	10/20/2027	325,002
103,783	Springleaf Funding Trust 2015-A (a)	3.160	11/15/2024	103,667
190,000	Springleaf Funding Trust 2016-A (a)	2.900	11/15/2029	189,021
219,218	Sofi Consumer Loan Program 2018-2 Trust (a)	2.930	4/26/2027	219,158
500,000	Sound Point Clo III-R Ltd 3 Month LIBOR + 0.95 (a) ^	3.298	4/15/2029	499,104
325,000	Sound Point Clo XII Ltd 3 Month LIBOR + 1.66 (a) ^	4.019	10/20/2028	325,148
305,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2016-T1 (a)	2.530	11/16/2048	304,758
129,045	Towd Point Mortgage Trust 2016-3 (a) ^	2.250	4/25/2056	128,128
219,293	Towd Point Mortgage Trust 2017-1 (a) ^	2.750	10/25/2056	218,279
74,709	Towd Point Mortgage Trust 2017-2 (a) ^	2.750	4/25/2057	74,525
214,895	Towd Point Mortgage Trust 2017-4 (a) ^	2.750	6/25/2057	210,045
93,915	Towd Point Mortgage Trust 2018-1 (a) ^	3.000	1/25/2058	93,425
9,125	United Auto Credit Securitization Trust 2017-1 (a)	1.890	5/10/2019	9,112
290,000	United Auto Credit Securitization Trust 2017-1 (a)	2.400	11/12/2019	289,287
159,467	Vantage Data Centers Issuer LLC (a)	4.072	2/16/2043	159,865
105,000	Volvo Financial Equipment LLC Series 2017-1 (a)	1.920	3/15/2021	103,902
300,000	Webster Park CLO Ltd + 3 Months LIBOR +2.25% (a) ^	4.609	1/20/2027	300,116
57,872	Westlake Automobile Receivables Trust 2017-1 (a)	1.780	4/15/2020	57,802
183,421	Wheels SPV 2 LLC (a)	1.880	4/20/2026	181,770
	TOTAL ASSET BACKED SECURITIES (Cost - $16,969,817)			16,894,685

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 13.4%
	AEROSPACE/DEFENSE - 0.2%
$100,000	BAE Systems Holdings, Inc. (a)	3.850	12/15/2025	$98,847
485,000	General Dynamics Corp.	2.875	5/11/2020	484,473
100,000	Lockheed Martin Corp.	4.070	12/15/2042	96,211
50,000	Lockheed Martin Corp.	4.850	9/15/2041	53,057
125,000	Lockheed Martin Corp.	6.150	9/1/2036	153,256
				885,844
	AGRICULTURE - 0.3%
670,000	BAT Capital Corp. (a)	3.557	8/15/2027	623,369
230,000	BAT International Finance PLC (a)	2.750	6/15/2020	227,491
20,000	BAT International Finance PLC (a)	3.500	6/15/2022	19,810
475,000	Imperial Brands Finance PLC (a)	3.750	7/21/2022	471,462
				1,342,132
	AIRLINES - 0.0% **
35,000	United Airlines 2018-1 Class B Pass Through Trust	4.600	3/1/2026	35,174

	AUTO MANUFACTURERS - 0.4%
315,000	Daimler Finance North America LLC (a)	2.200	5/5/2020	308,943
280,000	Daimler Finance North America LLC (a)	2.300	2/12/2021	271,980
105,000	Ford Motor Co.	4.346	12/8/2026	103,048
475,000	Ford Motor Credit Co. LLC	6.500	8/1/2018	452,358
600,000	General Motors Financial Co., Inc.	3.700	5/9/2023	588,633
120,000	General Motors Financial Co., Inc.	3.950	4/13/2024	117,433
100,000	Nissan Motor Acceptance Corp. (a)	2.650	9/26/2018	100,016
				1,942,411
	BANKS - 3.9%
200,000	Banco Santander SA	3.125	2/23/2023	189,782
200,000	Banco Santander SA	3.848	4/12/2023	195,598
135,000	Bank of America Corp.	2.250	4/21/2020	133,148
640,000	Bank of America Corp.	2.625	10/19/2020	632,128
345,000	Bank of America Corp. ^	3.593	7/21/2028	329,384
160,000	Bank of America Corp.	4.200	8/26/2024	160,835
380,000	Bank of New York Mellon Corp. (The) 3 Month LIBOR + 1.05 ^	3.409	10/30/2023	386,313
300,000	Banque Federative du Credit Mutuel SA (a)	2.750	10/15/2020	296,219
100,000	Barclays Bank PLC	5.140	10/14/2020	102,404
405,000	Barclays PLC	3.200	8/10/2021	396,797
150,000	BB&T Corp.	2.450	1/15/2020	148,535
350,000	BB&T Corp.	3.200	9/3/2021	348,894
200,000	BNP Paribas SA (a)	3.375	1/9/2025	188,937
280,000	BNP Paribas SA (a)	2.950	5/23/2022	270,291
435,000	BNP Paribas SA (a)	3.500	11/16/2027	403,556
305,000	BPCE SA (a)	3.500	10/23/2027	278,393
600,000	BPCE SA (a)	5.150	7/21/2024	608,348
275,000	BPCE SA (a)	5.700	10/22/2023	287,189
105,000	Capital One Financial Corp.	4.200	10/29/2025	101,972
370,000	Citigroup, Inc. 3 Month LIBOR + 1.15 ^	3.520	10/27/2028	347,630
70,000	Citigroup, Inc.	3.300	4/27/2025	67,112
300,000	Citigroup, Inc.	3.500	5/15/2023	293,372
50,000	Citigroup, Inc.	4.050	7/30/2022	50,270
55,000	Citigroup, Inc.	5.500	9/13/2025	58,393
200,000	Credit Agricole SA (a)	4.375	3/17/2025	192,944
250,000	Credit Agricole SA/London (a)	3.750	4/24/2023	244,937
250,000	Credit Agricole SA/London (a)	3.250	10/4/2024	235,423
285,000	Credit Suisse AG (a)	3.574	1/9/2023	279,167
260,000	Credit Suisse AG 3 Month LIBOR + 1.24 (a) ^	3.566	6/12/2024	259,767

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 3.9% (Continued)
$50,000	Credit Suisse AG/New York NY	5.400	1/14/2020	$51,441
250,000	Credit Suisse Group Funding Guernsey Ltd.	3.125	12/10/2020	248,190
395,000	Credit Suisse Group Funding Guernsey Ltd.	3.800	9/15/2022	393,266
230,000	Deutsche Bank AG/New York NY	2.700	7/13/2020	223,686
230,000	Deutsche Bank AG/New York NY	3.150	1/22/2021	222,588
345,000	Deutsche Bank AG/New York NY	4.250	10/14/2021	340,125
525,000	Discover Bank	3.100	6/4/2020	522,302
300,000	Fifth Third Bank/Cincinnati OH	2.150	8/20/2018	299,960
130,000	Goldman Sachs Group, Inc. (The)	2.625	4/25/2021	127,131
460,000	Goldman Sachs Group, Inc. (The) 3 Month LIBOR + 1.20 ^	3.272	9/29/2025	436,781
200,000	Goldman Sachs Group, Inc. (The)	3.500	1/23/2025	193,136
85,000	Goldman Sachs Group, Inc. (The)	4.750	10/21/2045	84,121
50,000	Goldman Sachs Group, Inc. (The)	6.750	10/1/2037	59,342
305,000	HSBC Holdings PLC	3.400	3/8/2021	304,890
200,000	HSBC Holdings PLC	3.600	5/25/2023	198,039
60,000	HSBC Holdings PLC	4.000	3/30/2022	60,876
200,000	HSBC Holdings PLC 3 Month LIBOR + 1.55 ^	4.041	3/13/2028	194,159
200,000	HSBC Holdings PLC 3 Month LIBOR + 1.53 ^	4.583	6/19/2029	202,007
250,000	Huntington Bancshares, Inc.	3.150	3/14/2021	248,600
250,000	Huntington National Bank	2.400	4/1/2020	246,544
200,000	ING Groep NV	3.950	3/29/2027	195,195
400,000	JPMorgan Chase & Co.	2.950	10/1/2026	371,558
450,000	Macquarie Group Ltd. 3 Month LIBOR + 1.33 (a) ^	4.150	3/27/2024	447,871
70,000	Morgan Stanley	3.125	7/27/2026	65,116
300,000	Morgan Stanley	3.625	1/20/2027	288,068
110,000	Morgan Stanley	3.875	4/29/2024	110,195
455,000	Morgan Stanley	4.350	9/8/2026	448,790
900,000	NBK SPC Ltd. (a)	2.750	5/30/2022	857,430
400,000	PNC Bank NA	2.600	7/21/2020	395,169
50,000	PNC Financial Services Group, Inc. (The)	3.900	4/29/2024	50,087
120,000	Santander Holdings USA, Inc.	2.650	4/17/2020	118,943
75,000	Santander Holdings USA, Inc.	3.400	1/18/2023	72,414
465,000	Santander Holdings USA, Inc.	3.700	3/28/2022	458,157
300,000	Santander UK PLC	2.000	8/24/2018	299,759
200,000	Skandinaviska Enskilda Banken AB (a)	2.450	5/27/2020	197,040
350,000	State Street Corp.	3.550	8/18/2025	349,827
250,000	Synchrony Bank	3.650	5/24/2021	250,145
250,000	UBS Group Funding Switzerland AG (a)	2.950	9/24/2020	247,365
225,000	UBS Group Funding Switzerland AG (a)	3.000	4/15/2021	221,561
150,000	Wells Fargo & Co.	3.000	2/19/2025	141,487
35,000	Wells Fargo & Co.	4.100	6/3/2026	34,297
195,000	Wells Fargo & Co.	4.750	12/7/2046	188,697
				17,954,093
	BEVERAGES - 0.1%
260,000	Anheuser-Busch InBev Finance, Inc.	3.650	2/1/2026	254,525
305,000	Anheuser-Busch InBev Worldwide, Inc.	3.500	1/12/2024	303,117
55,000	Anheuser-Busch InBev Worldwide, Inc.	3.750	7/15/2042	48,369
60,000	Anheuser-Busch InBev Worldwide, Inc.	4.375	4/15/2038	58,248
				664,259
	BIOTECHNOLOGY - 0.2%
740,000	Amgen, Inc.	2.650	5/11/2022	716,635
130,000	Biogen, Inc.	2.900	9/15/2020	129,434
70,000	Celgene Corp.	3.550	8/15/2022	69,467
90,000	Gilead Sciences, Inc.	2.550	9/1/2020	88,919
				1,004,455

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	CHEMICALS - 0.2%
$575,000	CNAC HK Synbridge Co. Ltd.	5.000	5/5/2020	$576,840
300,000	Nutrien Ltd.	3.150	10/1/2022	291,811
				868,651
	COMMERCIAL SERVICES - 0.2%
500,000	ERAC USA Finance, LLC (a)	3.300	10/15/2022	492,458
355,000	Total System Services, Inc.	3.800	4/1/2021	357,427
				849,885
	COMPUTERS - 0.1%
15,000	Apple, Inc.	2.450	8/4/2026	13,768
120,000	Apple, Inc.	3.000	2/9/2024	117,532
105,000	Apple, Inc.	3.250	2/23/2026	102,490
				233,790
	DIVERSIFIED FINANCIAL SERVICES - 0.2%
120,000	GTP Acquisition Partners I LLC (a)	2.350	6/15/2020	117,743
285,000	LeasePlan Corp NV (a)	2.875	1/22/2019	284,524
350,000	Private Export Funding Corp.	3.250	6/15/2025	353,066
155,000	Synchrony Financial	2.600	1/15/2019	154,702
15,000	Synchrony Financial	2.700	2/3/2020	14,842
205,000	Synchrony Financial	3.750	8/15/2021	204,787
				1,129,664
	ELECTRIC - 1.5%
200,000	Appalachian Power Co.	3.400	6/1/2025	196,897
150,000	Berkshire Hathaway Energy Co.	4.500	2/1/2045	153,461
510,000	Cleveland Electric Illuminating Co. (The) (a)	3.500	4/1/2028	483,656
195,000	Dominion Energy, Inc.	2.579	7/1/2020	192,140
160,000	Dominion Energy, Inc. #	2.962	7/1/2019	159,644
230,000	Dominion Energy, Inc. #	4.104	4/1/2021	233,209
175,000	Duke Energy Carolinas LLC	6.100	6/1/2037	219,863
70,000	Duke Energy Corp.	2.650	9/1/2026	63,047
225,000	Duke Energy Corp.	3.750	4/15/2024	224,520
55,000	Emera US Finance LP	2.700	6/15/2021	53,532
95,000	Entergy Corp.	2.950	9/1/2026	86,678
140,000	Entergy Louisiana LLC	3.120	9/1/2027	132,881
175,000	Eversource Energy	2.900	10/1/2024	166,106
265,000	Fortis, Inc.	3.055	10/4/2026	241,443
200,000	Infraestructura Energetica Nova SAB de CV (a)	4.875	1/14/2048	171,500
310,000	NextEra Energy Capital Holdings, Inc.	3.550	5/1/2027	297,980
200,000	Oglethorpe Power Corp.	5.250	9/1/2050	218,831
51,000	Oncor Electric Delivery Co. LLC	2.950	4/1/2025	48,930
160,000	Oncor Electric Delivery Co. LLC	4.100	6/1/2022	163,979
75,000	Pacific Gas & Electric Co.	3.400	8/15/2024	70,103
10,000	Pacific Gas & Electric Co.	4.300	3/15/2045	8,992
10,000	Pacific Gas & Electric Co.	4.750	2/15/2044	9,479
60,000	Pacific Gas & Electric Co.	5.125	11/15/2043	59,058
295,000	Pacific Gas & Electric Co.	5.400	1/15/2040	300,015
270,000	Pacific Gas & Electric Co.	5.800	3/1/2037	282,239
55,000	Pacific Gas & Electric Co.	6.050	3/1/2034	59,393
65,000	Pacific Gas & Electric Co.	6.250	3/1/2039	71,247
15,000	Pacific Gas & Electric Co.	6.350	2/15/2038	16,155
50,000	PPL Capital Funding, Inc.	3.500	12/1/2022	49,752
326,000	SCANA Corp.	4.125	2/1/2022	320,719
695,000	SCANA Corp.	4.750	5/15/2021	702,018

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ELECTRIC - 1.5%
$300,000	SCANA Corp.	6.250	4/1/2020	$308,948
50,000	South Carolina Electric & Gas Co.	4.600	6/15/2043	48,974
150,000	South Carolina Electric & Gas Co.	5.100	6/1/2065	151,172
225,000	Southern Co. (The)	2.750	6/15/2020	223,065
290,000	Southern Co. (The)	2.950	7/1/2023	279,737
270,000	State Grid Overseas Investment 2016 Ltd. (a)	2.750	5/4/2022	261,914
270,000	State Grid Overseas Investment 2016 Ltd. (a)	3.500	5/4/2027	257,658
				6,988,935
	ENGINEERING & CONSTRUCTION - 0.2%
250,000	Mexico City Airport Trust (a)	5.500	7/31/2047	222,750
155,000	SBA Tower Trust (a)	2.877	7/9/2021	150,562
50,000	SBA Tower Trust (a)	2.898	10/8/2019	49,705
255,000	SBA Tower Trust (a)	3.156	10/8/2020	253,712
155,000	SBA Tower Trust (a)	3.448	3/15/2023	153,972
				830,701
	FOOD - 0.2%
55,000	Kraft Heinz Foods Co.	3.000	6/1/2026	49,529
165,000	Kraft Heinz Foods Co.	3.500	7/15/2022	163,082
375,000	Kraft Heinz Foods Co.	4.375	6/1/2046	324,414
375,000	Kroger Co.	2.950	11/1/2021	369,645
240,000	Sigma Alimentos SA de CV (a)	4.125	5/2/2026	225,000
				1,131,670
	GAS - 0.1%
60,000	Boston Gas Co. (a)	3.150	8/1/2027	56,602
149,000	CenterPoint Energy Resources Corp.	4.500	1/15/2021	152,270
125,000	Dominion Energy Gas Holdings LLC	3.600	12/15/2024	124,405
275,000	KeySpan Gas East Corp. (a)	2.742	8/15/2026	254,496
				587,773
	HEALTHCARE-PRODUCTS - 0.1%
325,000	Boston Scientific Corp.	3.375	5/15/2022	320,620

	HEALTHCARE-SERVICES - 0.7%
210,000	Aetna, Inc.	2.800	6/15/2023	200,094
75,000	Anthem, Inc.	3.500	8/15/2024	73,091
45,000	Anthem, Inc.	4.101	3/1/2028	44,021
90,000	Anthem, Inc.	4.375	12/1/2047	83,054
150,000	Anthem, Inc.	4.650	8/15/2044	145,517
15,000	Ascension Health	4.847	11/15/2053	17,020
191,000	Catholic Health Initiatives	2.950	11/1/2022	184,425
105,000	Catholic Health Initiatives	4.200	8/1/2023	105,852
95,000	Catholic Health Initiatives	4.350	11/1/2042	89,897
92,000	Dignity Health	3.812	11/1/2024	90,684
270,000	Dignity Health	4.500	11/1/2042	260,494
295,000	Kaiser Foundation Hospitals	3.500	4/1/2022	297,629
5,000	Memorial Sloan-Kettering Cancer Center	4.200	7/1/2055	5,133
50,000	Memorial Sloan-Kettering Cancer Center	5.000	7/1/2042	58,155
395,000	Mercy Health	3.555	8/1/2027	385,246
80,000	Orlando Health Obligated Group	3.777	10/1/2028	79,215
20,000	Orlando Health Obligated Group	4.089	10/1/2048	19,856
95,000	Providence St. Joseph Health Obligated Group	3.930	10/1/2048	91,040
360,000	SSM Health Care Corp	3.823	6/1/2027	358,629
300,000	United Health Group, Inc.	2.875	3/15/2023	292,349
45,000	United Health Group, Inc.	3.350	7/15/2022	45,064
75,000	United Health Group, Inc.	3.750	7/15/2025	75,012
195,000	United Health Group, Inc.	3.850	6/15/2028	195,303
				3,196,780

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	INSURANCE - 0.3%
$50,000	American International Group, Inc.	4.875	6/1/2022	$52,366
190,000	Berkshire Hathaway, Inc.	2.750	3/15/2023	185,936
50,000	Chubb INA Holdings, Inc.	2.300	11/3/2020	49,110
75,000	Chubb INA Holdings, Inc.	3.350	5/15/2024	73,906
250,000	Hartford Financial Services Group, Inc. (The)	5.500	3/30/2020	259,688
275,000	Jackson National Life Global Funding (a)	3.250	1/30/2024	269,595
195,000	Metropolitan Life Global Funding I (a)	2.650	4/8/2022	189,764
250,000	Metropolitan Life Global Funding I (a)	3.000	9/19/2027	234,576
150,000	Principal Financial Group, Inc.	3.400	5/15/2025	146,297
				1,461,238
	INTERNET - 0.3%
400,000	Alibaba Group Holding Ltd.	2.500	11/28/2019	397,331
270,000	Alibaba Group Holding Ltd.	3.400	12/6/2027	251,569
190,000	Amazon.com, Inc.	2.800	8/22/2024	183,072
100,000	Amazon.com, Inc.	4.250	8/22/2057	98,603
165,000	Amazon.com, Inc.	4.800	12/5/2034	180,781
215,000	Tencent Holdings Ltd. (a)	3.595	1/19/2028	203,394
				1,314,750
	LODGING - 0.1%
225,000	Marriott International, Inc.	2.875	3/1/2021	221,876

	MEDIA - 0.5%
50,000	21st Century Fox America, Inc.	3.700	9/15/2024	49,806
175,000	Charter Communications Operating LLC	4.464	7/23/2022	177,150
45,000	Charter Communications Operating LLC	5.375	5/1/2047	40,864
15,000	Charter Communications Operating LLC	6.484	10/23/2045	15,811
138,000	Comcast Corp.	3.999	11/1/2049	121,295
15,000	Cox Communications, Inc. (a)	4.600	8/15/2047	13,708
275,000	Cox Communications, Inc. (a)	4.800	2/1/2035	253,234
15,000	Cox Communications, Inc. (a)	6.450	12/1/2036	16,429
100,000	NBCUniversal Media, LLC	2.875	1/15/2023	95,896
250,000	Sky PLC (a)	3.750	9/16/2024	248,556
475,000	Viacom, Inc.	4.250	9/1/2023	472,288
375,000	Warner Media, LLC	3.600	7/15/2025	356,557
275,000	Warner Media, LLC	4.875	3/15/2020	282,341
				2,143,935
	MINING - 0.1%
275,000	Glencore Finance Canada Ltd. (a)	4.250	10/25/2022	278,105

	MISCELLANEOUS MANUFACTURING - 0.1%
250,000	Siemens Financieringsmaatschappij NV (a)	2.900	5/27/2022	245,823

	OIL & GAS - 0.7%
240,000	Anadarko Petroleum Corp.	4.850	3/15/2021	246,986
200,000	BG Energy Capital PLC (a)	4.000	10/15/2021	203,251
105,000	BP Capital Markets PLC	3.245	5/6/2022	104,669
20,000	ConocoPhillips Co.	4.950	3/15/2026	21,556
130,000	Marathon Oil Corp.	2.700	6/1/2020	128,033
170,000	Noble Energy, Inc.	4.150	12/15/2021	172,725
95,000	Petroleos Mexicanos	5.375	3/13/2022	97,423
775,000	Petroleos Mexicanos	5.500	1/21/2021	797,855
140,000	Petroleos Mexicanos (a)	6.350	2/12/2048	126,350
175,000	Petroleos Mexicanos	6.750	9/21/2047	165,008
225,000	Pioneer Natural Resources Co.	7.500	1/15/2020	239,275
180,000	Shell International Finance BV	4.125	5/11/2035	182,584

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	OIL & GAS - 0.7% (Continued)
$230,000	Sinopec Group Overseas Development 2015 Ltd. (a)	2.500	4/28/2020	$226,630
435,000	Sinopec Group Overseas Development 2017 Ltd. (a)	3.000	4/12/2022	424,068
				3,136,413
	OIL & GAS SERVICES - 0.0% **
110,000	Schlumberger Holdings Corp. (a)	3.000	12/21/2020	109,340

	PHARMACEUTICALS - 0.9%
85,000	Allergan Funding SCS	3.000	3/12/2020	84,597
20,000	Allergan Funding SCS	3.450	3/15/2022	19,680
675,000	Allergan Funding SCS	3.800	3/15/2025	655,456
50,000	Allergan Funding SCS	3.850	6/15/2024	49,100
180,000	Allergan Funding SCS	4.550	3/15/2035	170,308
10,000	Allergan Funding SCS	4.750	3/15/2045	9,626
100,000	Allergan Sales LLC (a)	5.000	12/15/2021	103,465
265,000	Bayer US Finance II LLC (a)	4.250	12/15/2025	266,418
275,000	Bayer US Finance LLC (a)	2.375	10/8/2019	272,657
155,000	Cardinal Health, Inc.	3.079	6/15/2024	146,031
170,000	Cardinal Health, Inc.	3.200	3/15/2023	164,732
35,000	Cardinal Health, Inc.	4.500	11/15/2044	31,596
250,000	CVS Health Corp.	4.000	12/5/2023	251,040
530,000	CVS Health Corp.	4.100	3/25/2025	527,192
55,000	CVS Health Corp.	4.875	7/20/2035	55,261
195,000	CVS Health Corp.	5.125	7/20/2045	197,590
95,000	EMD Finance LLC (a)	2.950	3/19/2022	92,865
195,000	Mylan, Inc. (a)	4.550	4/15/2028	190,565
100,000	Mylan, Inc. (a)	5.200	4/15/2048	96,155
60,000	Mylan NV	3.950	6/15/2026	57,300
123,000	Teva Pharmaceutical Finance Co BV	3.650	11/10/2021	117,797
700,000	Teva Pharmaceutical Finance Netherlands III BV	2.800	7/21/2023	604,625
				4,164,056
	PIPELINES - 0.4%
45,000	Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500	12/1/2022	43,968
175,000	Columbia Pipeline Group, Inc.	4.500	6/1/2025	174,598
90,000	Energy Transfer Partners LP	7.600	2/1/2024	101,381
30,000	Energy Transfer Partners LP / Regency Energy Finance Corp.	4.500	11/1/2023	30,177
95,000	Enterprise Products Operating LLC	3.950	2/15/2027	94,029
130,000	Enterprise Products Operating LLC	5.100	2/15/2045	133,835
515,000	EQT Midstream Partners LP	4.750	7/15/2023	514,170
355,000	MPLX LP	4.000	3/15/2028	337,632
100,000	Phillips 66 Partners LP	3.605	2/15/2025	95,357
195,000	Sunoco Logistics Partners Operations LP	3.900	7/15/2026	182,531
55,000	Sunoco Logistics Partners Operations LP	4.400	4/1/2021	55,880
200,000	Western Gas Partners LP	4.000	7/1/2022	197,657
				1,961,215
	REAL ESTATE INVESTMENT TRUSTS - 0.4%
300,000	American Tower Corp.	3.450	9/15/2021	298,757
75,000	American Tower Corp.	4.400	2/15/2026	74,463
86,000	American Tower Corp.	5.000	2/15/2024	89,185
50,000	AvalonBay Communities, Inc.	2.950	9/15/2022	48,928
385,000	Brandywine Operating Partnership LP	3.950	11/15/2027	365,789
130,000	Crown Castle International Corp.	3.650	9/1/2027	120,920
105,000	Crown Castle International Corp.	3.800	2/15/2028	98,421
150,000	DDR Corp.	4.625	7/15/2022	153,824
75,000	HCP, Inc.	3.875	8/15/2024	73,348
200,000	HCP, Inc.	4.000	6/1/2025	195,720

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	REAL ESTATE INVESTMENT TRUSTS - 0.4% (Continued)
$260,000	Scentre Group Trust 1/Scentre Group Trust 2 (a)	2.375	11/5/2019	$256,712
275,000	WEA Finance LLC / Westfield UK & Europe Finance PLC (a)	3.250	10/5/2020	274,453
				2,050,520
	RETAIL - 0.0%**
100,000	Home Depot, Inc.	2.000	6/15/2019	99,411

	SEMICONDUCTORS - 0.1%
295,000	Broadcom Corp / Broadcom Cayman Finance Ltd.	3.625	1/15/2024	285,562
170,000	Microchip Technology, Inc. (a)	3.922	6/1/2021	170,282
				455,844
	SOFTWARE - 0.3%
235,000	Microsoft Corp.	2.400	8/8/2026	217,386
335,000	Microsoft Corp.	2.875	2/6/2024	327,965
120,000	Microsoft Corp.	3.700	8/8/2046	116,698
225,000	Oracle Corp.	2.800	7/8/2021	223,527
230,000	Oracle Corp.	3.250	11/15/2027	219,921
				1,105,497
	TELECOMMUNICATIONS - 0.3%
30,000	AT&T, Inc.	3.950	1/15/2025	29,341
200,000	AT&T, Inc. (a)	4.100	2/15/2028	191,115
20,000	AT&T, Inc.	4.500	5/15/2035	18,499
160,000	AT&T, Inc.	4.750	5/15/2046	142,924
150,000	Crown Castle Towers LLC (a)	3.222	5/15/2022	148,107
410,000	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC (a)	4.738	3/20/2025	406,843
609,000	Verizon Communications, Inc.	4.522	9/15/2048	555,232
4,000	Verizon Communications, Inc.	4.812	3/15/2039	3,868
				1,495,929
	TRANSPORTATION - 0.1%
160,000	FedEx Corp.	4.550	4/1/2046	155,257
225,000	FedEx Corp.	8.000	1/15/2019	231,205
				386,462
	TRUCKING & LEASING - 0.2%
150,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.200	7/15/2020	149,630
200,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.375	2/1/2022	197,130
345,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.950	3/10/2025	340,977
50,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	4.875	7/11/2022	51,988
				739,725
	WATER - 0.0% **
120,000	American Water Capital Corp.	2.950	9/1/2027	113,043

	TOTAL CORPORATE BONDS (Cost $63,017,903)			61,450,019

	COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
	WHOLE LOAN COLLATERAL - 0.2%
92,528	Angel Oak Mortgage Trust LLC 2015-1 (a) ^	2.708	11/25/2047	91,632
177,077	COLT 2018-1 Mortgage Loan Trust (a) ^	2.930	2/25/2048	176,261
44,844	Deephaven Residential Mortgage Trust 2017-1 (a) ^	2.725	12/26/2046	44,520
107,102	Deephaven Residential Mortgage Trust 2017-2 (a) ^	2.453	6/25/2047	105,416
104,352	Deephaven Residential Mortgage Trust 2017-3 (a) ^	2.577	10/25/2047	102,952
165,509	Deephaven Residential Mortgage Trust 2018-1 (a) ^	2.976	12/25/2057	164,299
161,338	MetLife Securitization Trust 2017-1 (a) ^	3.000	4/25/2055	158,890
207,823	New Residential Mortgage Loan Trust 2017-3 (a) ^	4.000	4/25/2057	210,044
	TOTAL WHOLE LOAN COLLATERAL SECURITIES (Cost - $1,070,756)			1,054,014

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES - 1.9%
$155,000	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705	9/15/2048	$155,471
195,000	CD 2017-CD4 Mortgage Trust ^	3.514	5/10/2050	192,364
525,000	Citigroup Commercial Mortgage Trust 2015-GC35	3.818	11/10/2048	530,639
130,000	COMM 2013-CCRE8 Mortgage Trust	3.334	6/10/2046	130,251
225,000	CSAIL 2015-C1 Commercial Mortgage Trust	3.505	4/15/2050	223,461
420,000	CSAIL 2015-C2 Commercial Mortgage Trust	3.504	6/15/2057	415,254
405,000	CSAIL 2015-C3 Commercial Mortgage Trust	3.718	8/15/2048	405,571
405,000	CSMC 17-LSTK A	2.761	4/5/2033	399,156
465,000	Fannie Mae Multifamily Remic Trust 2015-M12 ^	2.886	5/25/2025	447,879
688,917	Fannie Mae REMICS	3.000	1/25/2045	685,421
524,784	Fannie Mae REMICS	3.000	12/25/2045	517,833
339,936	Fannie Mae REMICS	3.500	6/25/2044	341,779
214,333	Fannie Mae-Aces 1 Month LIBOR + 0.40%	2.348	10/25/2024	214,451
102,146	Fannie Mae-Aces	2.440	4/25/2024	102,182
739,288	Freddie Mac REMICS	1.750	9/15/2042	686,282
609,821	Freddie Mac REMICS	3.000	7/15/2047	601,038
899,280	Freddie Mac REMICS	3.000	6/15/2045	882,298
105,000	FREMF 2010-K7 Mortgage Trust (a) ^	5.686	4/25/2020	108,524
75,000	FREMF 2013-K712 Mortgage Trust (a) ^	3.477	5/25/2045	74,825
45,000	FREMF 2013-K713 Mortgage Trust (a) ^	3.262	4/25/2046	44,837
300,000	GS Mortgage Securities Trust 2015-GS1	3.734	11/10/2048	300,861
100,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-JP1	3.914	1/15/2049	101,583
8	LB-UBS Commercial Mortgage Trust 2008-C1 ^	6.319	4/15/2041	8
490,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.306	4/15/2048	481,028
100,000	SFAVE Commercial Mortgage Securities Trust 2015-5AVE (a) ^	4.144	1/5/2043	95,850
125,000	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839	9/15/2058	126,655
250,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.148	5/15/2048	243,463
400,000	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453	7/15/2050	390,264
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $9,182,652)			8,899,228

	AGENCY MORTGAGE BACKED SECURITIES - 7.4%
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.6%
19,731	Freddie Mac Gold Pool	2.500	10/1/2028	19,356
90,523	Freddie Mac Gold Pool	2.500	12/1/2031	88,051
10,445	Freddie Mac Gold Pool	3.000	9/1/2028	10,435
200,000	Freddie Mac Gold Pool +	3.000	10/15/2031	198,594
41,644	Freddie Mac Gold Pool	3.000	2/1/2043	40,410
1,889,758	Freddie Mac Gold Pool	3.000	9/1/2046	1,832,151
1,395,233	Freddie Mac Gold Pool	3.000	11/1/2046	1,353,806
573,897	Freddie Mac Gold Pool	3.000	12/1/2046	556,502
2,965,220	Freddie Mac Gold Pool	3.000	12/1/2046	2,875,308
910,660	Freddie Mac Gold Pool	3.000	12/1/2046	883,035
366,838	Freddie Mac Gold Pool	3.000	12/1/2046	355,938
181,492	Freddie Mac Gold Pool	3.000	1/1/2047	175,986
753,372	Freddie Mac Gold Pool	3.000	2/1/2047	730,515
210,186	Freddie Mac Gold Pool	3.000	3/1/2047	203,807
486,093	Freddie Mac Gold Pool	3.000	12/1/2047	470,829
105,653	Freddie Mac Gold Pool	3.500	11/1/2034	106,161
31,699	Freddie Mac Gold Pool	3.500	10/1/2043	31,795
1,610,000	Freddie Mac Gold Pool +	3.500	6/15/2047	1,601,447
2,456,816	Freddie Mac Gold Pool	3.500	8/1/2047	2,445,133
1,614,999	Freddie Mac Gold Pool	3.500	10/1/2047	1,607,316
175,000	Freddie Mac Gold Pool +	4.500	7/15/2044	182,137
22,628	Freddie Mac Gold Pool	4.000	8/1/2044	23,072
525,000	Freddie Mac Gold Pool +	4.000	12/15/2045	535,090

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.6% (Continued)
$50,000	Freddie Mac Gold Pool +	5.000	6/15/2040	$52,797
50,000	Freddie Mac Gold Pool +	5.500	4/15/2039	53,523
				16,433,194
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.2%
150,150	Fannie Mae Pool	2.470	5/1/2025	144,838
26,551	Fannie Mae Pool	2.500	4/1/2028	26,053
59,787	Fannie Mae Pool	2.500	2/1/2030	58,360
116,821	Fannie Mae Pool	2.500	6/1/2030	114,073
250,798	Fannie Mae Pool	2.500	10/1/2031	244,002
165,219	Fannie Mae Pool	2.500	12/1/2031	160,747
600,000	Fannie Mae Pool +	2.500	1/25/2032	583,406
310,000	Fannie Mae Pool	2.680	5/1/2025	302,482
400,000	Fannie Mae Pool	2.810	7/1/2025	392,677
108,928	Fannie Mae Pool	2.990	10/1/2025	108,007
16,411	Fannie Mae Pool	3.000	10/1/2028	16,405
1,475,000	Fannie Mae Pool +	3.000	10/25/2031	1,466,473
83,204	Fannie Mae Pool	3.000	7/1/2043	81,324
1,915,973	Fannie Mae Pool	3.000	1/1/2046	1,857,305
1,719,217	Fannie Mae Pool	3.000	10/1/2046	1,669,829
52,678	Fannie Mae Pool	3.090	10/1/2025	52,587
200,000	Fannie Mae Pool +	3.500	11/25/2027	202,375
3,085,000	Fannie Mae Pool +	3.500	6/25/2046	3,070,539
1,090,000	Fannie Mae Pool	3.500	12/1/2047	1,085,470
100,000	Fannie Mae Pool +	4.000	10/25/2025	102,578
37,255	Fannie Mae Pool	4.000	11/1/2043	38,065
672,644	Fannie Mae Pool	4.000	1/1/2046	686,106
730,777	Fannie Mae Pool	4.000	2/1/2046	745,746
675,000	Fannie Mae Pool +	4.500	9/25/2044	702,844
375,000	Fannie Mae Pool +	5.000	2/25/2040	397,324
300,000	Fannie Mae Pool +	5.500	2/25/2039	321,516
75,000	Fannie Mae Pool +	6.000	9/25/2038	81,797
				14,712,928
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.6%
50,000	Ginnie Mae I Pool +	5.000	6/15/2040	52,226
43,118	Ginnie Mae II Pool	3.000	12/20/2042	42,542
47,261	Ginnie Mae II Pool	3.500	7/20/2043	47,711
17,792	Ginnie Mae II Pool	4.000	12/20/2044	18,359
2,125,000	Ginnie Mae II Pool +	4.000	4/20/2046	2,177,461
350,000	Ginnie Mae II Pool +	4.500	10/20/2044	363,727
100,000	Ginnie Mae II Pool +	5.000	2/20/2041	104,937
				2,806,963

	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $34,577,567)			33,953,085

	MUNICIPAL SECURITIES - 1.0%
115,000	Bay Area Toll Authority	7.043	4/1/2050	168,178
90,000	Chicago O’Hare International Airport	6.395	1/1/2040	119,144
110,000	Chicago Transit Authority	6.300	12/1/2021	116,016
80,000	Chicago Transit Authority	6.300	12/1/2021	84,375
265,000	Chicago Transit Authority	6.899	12/1/2040	344,823
55,000	Chicago Transit Authority	6.899	12/1/2040	71,567
315,000	County of Sacramento CA	5.730	8/15/2023	336,937
190,000	Kansas Development Finance Authority	4.927	4/15/2045	208,212
135,000	Kansas Development Finance Authority	5.371	5/1/2026	144,590
120,000	Long Island Power Authority	3.883	9/1/2024	120,740

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	MUNICIPAL SECURITIES - 1.0% (Continued)
$100,000	Metropolitan Transportation Authority	6.814	11/15/2040	$134,211
195,000	Municipal Electric Authority of Georgia	6.637	4/1/2057	246,556
85,000	New Jersey Economic Development Authority	3.882	6/15/2019	85,667
525,000	New York State Urban Development Corp	2.100	3/15/2022	515,886
35,000	Port Authority of New York & New Jersey	4.810	10/15/2065	39,390
100,000	Port Authority of New York & New Jersey	5.647	11/1/2040	123,872
120,000	Regents of the University of California Medical Center Pooled Revenue	6.548	5/15/2048	161,372
20,000	Regents of the University of California Medical Center Pooled Revenue	6.583	5/15/2049	26,811
120,000	San Jose Redevelopment Agency Successor Agency	3.375	8/1/2034	114,820
265,000	State of California	7.350	11/1/2039	377,220
15,000	State of California	7.550	4/1/2039	22,120
25,000	State of California	7.600	11/1/2040	37,599
410,000	State of Connecticut	2.990	1/15/2023	400,939
675,000	State of Illinois	5.100	6/1/2033	638,793
35,000	University of California	3.931	5/15/2045	35,014
	TOTAL MUNICIPAL SECURITIES (Cost - $4,594,810)			4,674,852

	SOVEREIGN DEBT - 0.7%
320,000	Export-Import Bank of Korea	1.750	5/26/2019	316,379
204,000	Japan Bank for International Cooperation	2.125	6/1/2020	200,827
272,000	Japan Bank for International Cooperation	2.250	2/24/2020	269,342
655,000	Qatar Government International Bond (a)	2.375	6/2/2021	632,141
200,000	Qatar Government International Bond (a)	3.875	4/23/2023	199,854
200,000	Qatar Government International Bond (a)	5.103	4/23/2048	199,392
825,000	Qatar Government International Bond (a)	5.250	1/20/2020	849,318
330,000	Saudi Government International Bond (a)	2.875	3/4/2023	317,428
200,000	Saudi Government International Bond (a)	4.000	4/17/2025	199,012
	TOTAL SOVEREIGN DEBT (Cost - $3,213,178)			3,183,693

	U.S. TREASURY SECURITIES - 4.2%
4,315,000	United States Treasury Inflation Index Note	0.375	1/15/2027	4,348,417
1,689,176	United States Treasury Inflation Index Note	0.500	1/15/2028	1,678,573
230,000	United States Treasury Bond	2.500	2/15/2046	209,111
805,000	United States Treasury Bond	2.500	5/15/2046	731,481
910,000	United States Treasury Bond	2.750	8/15/2047	868,375
690,000	United States Treasury Bond	3.000	11/15/2044	692,803
765,000	United States Treasury Bond	3.000	5/15/2047	767,241
440,000	United States Treasury Bond	3.000	2/15/2048	441,478
485,000	United States Treasury Note	1.250	3/31/2021	467,608
200,000	United States Treasury Note	1.625	8/31/2022	191,539
235,000	United States Treasury Note	1.750	12/31/2020	230,236
1,000,000	United States Treasury Note	1.750	6/30/2022	964,141
1,050,000	United States Treasury Note	1.875	9/30/2022	1,015,096
75,000	United States Treasury Note	2.000	11/30/2020	73,975
195,000	United States Treasury Note	2.250	11/15/2027	185,364
3,815,000	United States Treasury Note	2.500	2/15/2045	3,478,356
822,000	United States Treasury Note	2.750	11/15/2047	784,368
545,000	United States Treasury Note	2.875	8/15/2045	534,121
1,580,000	United States Treasury Note	3.375	5/15/2044	1,693,254
5,000	United States Treasury Note	3.625	8/15/2043	5,573
5,000	United States Treasury Note	3.750	11/15/2043	5,684
	TOTAL U.S. TREASURY SECURITIES (Cost - $19,668,389)			19,366,794

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

Shares		Value
	SHORT-TERM INVESTMENTS - 3.3%
	MONEY MARKET FUND - 3.3%
33,468,781	Fidelity Investments Money Market - Money Market Portfolio, Institutional Class to yield 1.77% (b)
	TOTAL SHORT-TERM INVESTMENTS (Cost - $15,283,881)	$15,283,881

	TOTAL INVESTMENTS - 99.1% (Cost - $401,428,346)	$455,469,192
	OTHER ASSETS LESS LIABILITIES - NET - 0.9%	4,188,062
	TOTAL NET ASSETS - 100.0%	$459,657,254

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

*	Non-income producing security.

**	Represents less than 0.1%

^	Variable rate security.

Benchmark	Rate
1 Month LIBOR	2.09%
3 Month LIBOR	2.34%

#	Step coupon.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LIBOR - London Interbank Offered Rate

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2018, these securities amounted to $36,866,378 or 7.9% of net assets.

(b)	Money market rate shown represents the rate at June 30, 2018.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2018 (Unaudited)

SHORT FUTURES CONTRACTS
					Unrealized
	Number of				Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
US 10 Year Ultra Future	69	9/19/2018	Credit Suisse	8,848,172	(14,492)
TOTAL NET UNREALIZED DEPRECIATION ON SHORT FUTURES CONTRACTS					$(14,492)

LONG FUTURES CONTRACTS
					Unrealized
	Number of				Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
US 10 Year Future	15	9/19/2018	Credit Suisse	1,802,813	$10,781
US 5 Year Note	89	9/28/2018	Credit Suisse	10,111,930	22,086
TOTAL NET UNREALIZED APPRECIATION ON LONG FUTURES CONTRACTS					$32,867

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 53.3%
	DEBT FUNDS - 34.1%
38	iShares 1-3 Year Credit Bond ETF	$3,941
53	iShares Core U.S. Aggregate Bond ETF	5,635
		9,576

	EQUITY FUNDS - 19.2%
10	iShares Core MSCI Emerging Markets ETF	525
6	iShares Core S&P 500 ETF	1,638
15	iShares MSCI EAFE Value ETF	770
5	iShares Russell 2000 ETF	819
15	iShares S&P 500 Value ETF	1,652
		5,404

	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,372)	14,980

	VARIABLE INSURANCE TRUSTS - 45.3%
	DEBT FUNDS - 27.8%
118	American Funds Insurance Series® - U.S. Government/AAA-Rated Securities Fund - Class I	1,404
115	BlackRock High Yield VI Fund - Class I	828
431	MFS Total Return Bond Series - Initial Shares	5,588
		7,820

	EQUITY FUNDS - 17.5%
76	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class I	1,053
32	MFS Growth Series - Initial Shares	1,762
62	MFS VIT III Mid Cap Value Portfolio - Initial Shares	561
6	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	493
428	Oppenheimer International Growth Fund - Non-Service Shares	1,050
		4,919

	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $12,334)	12,739

	SHORT-TERM INVESTMENT - 1.3%
	MONEY MARKET FUND - 1.3%

365	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.77% (a)(Cost - $365)	365

	TOTAL INVESTMENTS - 99.9% (Cost - $27,071)	$28,084
	OTHER ASSETS LESS LIABILITIES -NET - 0.1%	20
	TOTAL NET ASSETS - 100.0%	$28,104

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at June 30, 2018.

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 55.2%
	DEBT FUNDS - 14.5%
9	iShares 1-3 Year Credit Bond ETF	$933
18	iShares Core U.S. Aggregate Bond ETF	1,914
		2,847
	EQUITY FUNDS - 40.7%
9	iShares Core MSCI EAFE ETF	570
14	iShares Core MSCI Emerging Markets ETF	735
10	iShares Core S&P 500 ETF	2,731
24	iShares MSCI EAFE Value ETF	1,232
6	iShares Russell 2000 ETF	983
16	iShares S&P 500 Value ETF	1,762
		8,013

	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,473)	10,860

	VARIABLE INSURANCE TRUSTS - 42.0%
	DEBT FUNDS - 7.0%
50	American Funds Insurance Series® - U.S. Government/AAA-Rated Securities Fund - Class I	592
61	MFS Total Return Bond Series - Initial Shares	784
		1,376

	EQUITY FUNDS - 35.0%
120	American Funds Insurance Series® - Blue Chip Income and Growth Fund - Class 1	1,662
41	MFS Growth Series - Initial Shares	2,259
109	MFS VIT III Mid Cap Value Portfolio - Initial Shares	984
9	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	693
526	Oppenheimer International Growth Fund - Non-Service Shares	1,289
		6,887

	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $7,238)	8,263

	SHORT-TERM INVESTMENT - 2.8%
	MONEY MARKET FUND - 2.8%
548	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 1.77% (a)(Cost - $548)	548

	TOTAL INVESTMENTS - 100.0% (Cost - $17,259)	$19,671
	OTHER ASSETS LESS LIABILITIES - NET - 0.0% *	(6)
	TOTAL NET ASSETS - 100.0%	$19,665

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at June 30, 2018.

*	Represents less than 0.1%

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities
June 30, 2018 (Unaudited)

	Global Atlantic American	Global Atlantic Balanced	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed Risk	Managed Risk	Global Allocation	Dividend and Income
Assets:	Portfolio	Portfolio	Managed Risk Portfolio	Managed Risk Portfolio
Investments in securities, at cost	$214,308,059	$77,958,102	$256,601,336	$233,423,137
Investments in securities, at fair value, net	$225,123,640	$87,299,587	$260,678,372	$279,353,472
Cash	11,495,267	4,400,845	13,256,520	11,273,728
Foreign cash (cost - $0, $-, $0 and $3,771, respectively)	—	—	—	3,807
Deposits with broker +	40,788	46,212	45,110	278,625
Receivable for securities sold	—	—	—	6,854,467
Receivable for portfolio shares sold	535,538	—	—	—
Interest and dividends receivable	3,050	139,608	1,314	748,591
Total Assets	237,198,283	91,886,252	273,981,316	298,512,690
Liabilities:
Premiums received on open swap contracts	—	—	—	2,036
Unrealized depreciation on swap contract	—	—	—	7,747
Unrealized depreciation on futures contracts, net	—	—	—	7,925
Unrealized depreciation on forward foreign currency contracts, net	—	—	—	52,678
Payable for Portfolio shares redeemed	—	41,566	55,379	170,103
Payable for securities purchased	—	—	—	11,036,296
Accrued distribution (12b-1) fees	49,056	19,022	56,894	59,795
Accrued investment advisory fees	100,801	45,615	50,722	174,635
Administrative service fees payable	28,602	11,907	34,137	43,528
Accrued expenses and other liabilities	18,810	3,065	9,081	8,877
Total Liabilities	197,269	121,175	206,213	11,563,620
Net Assets	$237,001,014	$91,765,077	$273,775,103	$286,949,070

Net Assets:
Paid in capital	$209,617,076	$80,998,663	$282,788,213	$248,798,507
Undistributed net investment income	13,399,876	1,640,859	3,958,314	4,510,511
Accumulated net realized gain/(loss) on investments, futures contracts, currency forwards and swap contracts	3,168,481	(215,930)	(17,048,460)	(12,221,777)
Net unrealized appreciation on investments, futures contracts, currency forwards and swap contracts	10,815,581	9,341,485	4,077,036	45,861,829
Net Assets	$237,001,014	$91,765,077	$273,775,103	$286,949,070
Class II Shares:
Net assets	$237,001,014	$91,765,077	$273,775,103	$286,949,070
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	19,597,038	7,672,179	27,563,479	24,050,181

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.09	$11.96	$9.93	$11.93

+	Collateral for futures, currency forwards, and swap contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
June 30, 2018 (Unaudited)

	Global Atlantic Goldman	Global Atlantic Growth	Global Atlantic Moderate	Global Atlantic Motif
	Sachs Dynamic Trends	Managed Risk	Growth Managed	Technological Innovations
Assets:	Allocation Portfolio	Portfolio	Risk Portfolio	Portfolio
Investments in securities, at cost	$34,202,700	$373,108,110	$122,691,163	$113,331
Investments in securities, at fair value, net	$35,593,803	$452,590,389	$142,625,865	$176,592
Cash	—	22,758,729	7,254,566	—
Foreign cash (cost - $95,036)	91,940	—	—	—
Deposits with broker +	859,872	44,760	43,946	—
Receivable for portfolio shares sold	—	20,998	—	—
Receivable for securities sold	2,135,935	—	—	—
Interest and dividends receivable	136,384	1,196,959	298,012	24
Receivable due from adviser	—	—	—	4,780
Total Assets	38,817,934	476,611,835	150,222,389	181,396
Liabilities:
Due to broker	10	—	—	—
Unrealized depreciation on futures contracts	185,374	—	—	—
Payable for Portfolio shares redeemed	19,752	—	13,361	1
Payable for securities purchased	5,516,980	—	—	—
Accrued investment advisory fees	22,189	238,444	74,875	—
Accrued distribution (12b-1) fees	6,822	99,341	31,204	37
Administrative service fees payable	3,986	58,942	18,690	4,908
Accrued expenses and other liabilities	1,084	15,747	4,917	11
Total Liabilities	5,756,197	412,474	143,047	4,957
Net Assets	$33,061,737	$476,199,361	$150,079,342	$176,439

Net Assets:
Paid in capital	$30,613,014	$427,635,255	$131,802,775	$106,591
Undistributed net investment income/(loss)	256,420	7,491,024	2,476,743	(679)
Accumulated net realized gain/(loss) on investments, futures contracts, options and foreign currency translations	990,134	(38,409,197)	(4,134,878)	7,266
Net unrealized appreciation on investments, futures contracts, options and foreign currency translations	1,202,169	79,482,279	19,934,702	63,261
Net Assets	$33,061,737	$476,199,361	$150,079,342	$176,439

Class II Shares:
Net assets	$33,061,737	$476,199,361	$150,079,342	$176,439
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	3,159,649	41,405,435	12,742,948	10,456
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.46	$11.50	$11.78	$16.87

+	Collateral for futures contracts and options contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
June 30, 2018 (Unaudited)

	Global Atlantic PIMCO	Global Atlantic Select	Global Atlantic Wellington	Global Atlantic Wilshire
	Tactical Allocation	Advisor Managed	Research Managed	Dynamic Conservative
Assets:	Portfolio	Risk Portfolio	Risk Portfolio	Allocation Portfolio
Investments in securities, at cost	$32,230,593	$98,291,648	$401,428,346	$27,071
Investments in securities, at value	$33,143,344	$112,827,338	$455,469,192	$28,084
Cash	139,581	5,821,067	18,197,324	—
Foreign cash (Cost: $32,518 and $-, respectively)	32,048	—	—	—
Deposits with broker +	826,208	—	70,214	—
Premiums paid on open swap contracts	—	—	—	—
Unrealized appreciation on futures contracts, net	—	—	18,375	—
Unrealized appreciation on swaps, net	29,842	—	—	—
Interest and dividends receivable	120,360	601	1,219,211	22
Receivable for securities sold	1,514,447	—	5,734,851	—
Receivable due from advisor	—	—	—	4,893
Total Assets	35,805,830	118,649,006	480,709,167	32,999
Liabilities:
Investments in securities sold short, at cost	$23,908	$—	$—	$—
Investments in securities sold short, at value	$23,855	$—	$—	$—
Futures Options Written
(Proceeds $3,366, $0, $0 and $0, respectively)	3,282	—	—	—
Unrealized depreciation on futures contracts	31,671	—	—	—
Unrealized depreciation on forward foreign currency contracts, net	2,104	—	—	—
Premiums received on open swap contracts	4,446	—	—	—
Payable for securities purchased	8,331,483	—	19,848,339	—
Payable for portfolio shares redeemed	18,418	17,986	711,412	1
Accrued investment advisory fees	17,976	21,008	326,098	—
Accrued distribution (12b-1) fees	5,667	24,655	95,594	6
Administrative service fees payable	3,030	21,449	55,359	4,886
Accrued expenses and other liabilities	373	3,864	15,111	2
Total Liabilities	8,442,305	88,962	21,051,913	4,895
Net Assets	$27,363,525	$118,560,044	$459,657,254	$28,104

Net Assets:
Paid in capital	$24,959,671	$100,813,431	384,440,050	25,906
Undistributed net investment income	329,415	2,125,896	5,072,436	714
Accumulated net realized gain on investments, foreign currency, futures contracts, options, and swap contracts	1,165,957	1,085,027	16,085,474	472
Net unrealized appreciation on investments, foreign currency, futures contracts, options, and swap contracts	908,482	14,535,690	54,059,294	1,012
Net Assets	$27,363,525	$118,560,044	$459,657,254	$28,104

Class II Shares:
Net assets	$27,363,525	$118,560,044	$459,657,254	$28,104
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	2,505,050	9,415,493	34,311,865	2,588
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.92	$12.59	$13.40	$10.86

+	Collateral for forward foreign currency contracts, futures contracts, swap contracts and options contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
June 30, 2018 (Unaudited)

Global Atlantic Wilshire
Dynamic Growth
Assets:	Allocation Portfolio
Investments in securities, at cost	$17,259
Investments in securities, at value	$19,671
Interest and dividends receivable	24
Receivable due from advisor	4,903
Total Assets	24,598
Liabilities:
Accrued distribution (12b-1) fees	18
Administrative service fees payable	4,906
Accrued expenses and other liabilities	9
Total Liabilities	4,933
Net Assets	$19,665

Net Assets:
Paid in capital	$(15,083)
Undistributed net investment income	4,131
Accumulated net realized gain on investments, and futures contracts	28,205
Net unrealized appreciation on investments and futures contracts	2,412
Net Assets	$19,665

Class II Shares:
Net assets	$19,665
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	1,415

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$13.90

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations
For the Six Months Ended June 30, 2018 (Unaudited)

	Global Atlantic American	Global Atlantic	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed	Balanced Managed	Global Allocation	Dividend and Income
	Risk Portfolio	Risk Portfolio	Managed Risk Portfolio	Managed Risk Portfolio
Investment Income:
Dividend income	$11,358,774	$942,056	$—	$2,003,960 *
Interest income	80,696	30,908	93,596	1,403,786
Total Investment Income	11,439,470	972,964	93,596	3,407,746
Expenses:
Investment advisory fees	1,072,609	258,073	1,260,552	1,245,812
Distribution fees (12b-1) - Class II Shares	297,947	117,306	350,153	366,415
Administrative service fees	81,331	32,030	95,618	100,081
Legal fees	27,833	10,956	32,713	34,224
Trustees fees	9,855	3,879	11,581	12,116
Miscellaneous Expense	3,176	882	2,502	3,273
Total Expenses	1,492,751	423,126	1,753,119	1,761,921
Expenses recaptured	—	3,766	—	—
Expenses waived	(467,907)	—	(954,958)	(76,200)
Net Expenses	1,024,844	426,892	798,161	1,685,721
Net Investment Income/(Loss)	10,414,626	546,072	(704,565)	1,722,025

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	1,660,462	916,024	(307,303)	(69,828)
Investments sold short	—	—	—	7,419
Futures contracts	(1,028,575)	(589,673)	(290,807)	(3,736,760)
Swap contracts	—	—	—	34,814
Broker Commissions	—	—	—	(12,343)
Translations of foreign currency transactions	—	—	—	9,710
	631,887	326,351	(598,110)	(3,766,988)
Net change in unrealized appreciation/(depreciation) on:
Investments	(8,821,453)	(1,897,439)	(3,638,156)	(2,823,516)
Securities sold short	—	—	—	(2,576)
Futures contracts	—	—	—	26,319
Swap contracts	—	—	—	(29,341)
Forward foreign exchange contracts		—	—	(14,486)
Translations of foreign currency transactions	—	—	—	279
	(8,821,453)	(1,897,439)	(3,638,156)	(2,843,321)

Net Realized and Unrealized Loss on Investments, Futures Contracts, Options Written, and Foreign Currency Translations	(8,189,566)	(1,571,088)	(4,236,266)	(6,610,309)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,225,060	$(1,025,016)	$(4,940,831)	$(4,888,284)

*	Foreign Taxes Withheld $12,012

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Six Months Ended June 30, 2018 (Unaudited)

	Global Atlantic Goldman Sachs	Global Atlantic Growth	Global Atlantic Moderate	Global Atlantic Motif
	Dynamic Trends	Managed Risk	Growth Managed	Technological
	Allocation Portfolio	Portfolio	Risk Portfolio	Innovations Portfolio
Investment Income:
Dividend income	$91,144	$4,659,409	$1,498,636	$246 *
Interest income	211,762	154,051	48,650	21
Total Investment Income	302,906	4,813,460	1,547,286	267
Expenses:
Investment advisory fees	140,735	1,324,525	414,607	532
Distribution fees (12b-1) - Class II Shares	41,392	602,114	188,457	204
Administrative service fees	11,306	164,392	51,451	14,947
Legal fees	3,863	56,242	17,602	19
Trustees fees	1,368	19,913	6,232	7
Miscellaneous Expense	309	4,258	1,332	5
Total Expenses	198,973	2,171,444	679,681	15,714
Expenses recaptured	—	19,918	6,227	—
Expenses waived	(6,965)	—	—	(14,715)
Net Expenses	192,008	2,191,362	685,908	999
Net Investment Income	110,898	2,622,098	861,378	(732)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(458,034)	6,158,943	1,034,797	3,885
Futures contracts	380,965	(9,244,948)	(1,671,043)	—
Broker commissions	(1,818)			—
Options written	(180,973)	—	—	—
Foreign currency translations	(10,108)	—	—	—
	(269,968)	(3,086,005)	(636,246)	3,885
Net change in unrealized appreciation/(depreciation) on:
Investments	(64,263)	(5,262,744)	(1,840,067)	25,957
Futures contracts	(250,020)	—	—	—
Options written	(38,023)	—	—	—
Foreign currency translations	(2,080)	—	—	—
	(354,386)	(5,262,744)	(1,840,067)	25,957
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, and Foreign Currency Translations	(624,354)	(8,348,749)	(2,476,313)	29,842
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(513,456)	$(5,726,651)	$(1,614,935)	$29,110

*	Foreign Taxes Withheld $1

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Six Months Ended June 30, 2018 (Unaudited)

	Global Atlantic PIMCO	Global Atlantic Select	Global Atlantic Wellington	Global Atlantic Wilshire
	Tactical Allocation	Advisor Managed	Research Managed	Dynamic Conservative
	Portfolio	Risk Portfolio	Risk Portfolio	Allocation Portfolio
Investment Income:
Dividend income	$114,365	$1,357,585	$2,290,432 *	$384
Interest income	211,950	38,343	2,431,552	2
Total Investment Income	326,315	1,395,928	4,721,984	386
Expenses:
Investment advisory fees	110,118	531,227	1,979,019	51
Distribution fees (12b-1) - Class II Shares	32,388	147,563	582,064	35
Administrative service fees	8,831	40,282	158,970	14,900
Legal fees	3,022	13,778	54,371	4
Trustee fees	1,071	4,879	19,249	2
Miscellaneous Expense	218	1,036	4,133	1
Total Expenses	155,648	738,765	2,797,806	14,993
Expenses waived/reimbursed	(7,901)	(366,928)	(4,505)	(14,888)
Net Expenses	147,747	371,837	2,793,301	105
Net Investment Income/(Loss)	178,568	1,024,091	1,928,683	281

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, Swap Contracts, and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	297,284	1,100,276	14,874,765	266
Futures contracts	(148,270)	(1,011,073)	(6,141,460)
Options written	2,265	—	—	—
Swap Contracts	259,850	—	—	—
Broker Commissions	(1,253)	—	—	—
Foreign currency translations	(17,934)	—	216
	391,942	89,203	8,733,521	266
Net change in unrealized appreciation/(depreciation) on:
Investments	(803,295)	(651,256)	(10,884,955)	(623)
Futures contracts	(138,043)	—	(20,342)	—
Short sales	53	—	—	—
Options Written	84	—	—	—
Swap contracts	(89,382)	—	—	—
Forward foreign currency contracts	4,355	—	—	—
Foreign currency translations	(856)	—	(81)	—
	(1,027,084)	(651,256)	(10,905,378)	(623)
Net Realized and Unrealized Loss on Investments, Futures Contracts, Options Written Swap Contracts and Foreign Currency Translations	(635,142)	(562,053)	(2,171,857)	(357)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(456,574)	$462,038	$(243,174)	$(76)

*	Foreign Taxes Withheld $13,429

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Six Months Ended June 30, 2018 (Unaudited)

Global Atlantic Wilshire
Dynamic Growth
Allocation Portfolio
Investment Income:
Dividend income	$886
Interest income	8
Total Investment Income	894
Expenses:
Investment advisory fees	267
Distribution fees (12b-1) - Class II Shares	186
Administrative service fees	14,944
Legal fees	18
Trustee fees	6
Miscellaneous Expense	9
Total Expenses	15,430
Expenses waived/reimbursed	(14,878)
Net Expenses	552
Net Investment Income	342

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain on:
Investments	24,160
24,160
Net change in unrealized depreciation on:
Investments	(26,162)
(26,162)
Net Realized and Unrealized Loss on Investments	(2,002)
Net Decrease in Net Assets Resulting from Operations	$(1,660)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed		Global Atlantic Balanced Managed
	Risk Portfolio		Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2018	December 31,	June 30, 2018	December 31,
	(Unaudited)	2017	(Unaudited)	2017

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$10,414,626	$2,987,094	$546,072	$1,095,293
Net realized gain/(loss) on investments	631,887	(133,448)	326,351	640,361
Distributions of realized gains by underlying investment companies	—	6,419,143	—	—
Net change in unrealized appreciation/ (depreciation) on investments	(8,821,453)	21,180,479	(1,897,439)	9,037,618
Net increase/(decrease) in net assets resulting from operations	2,225,060	30,453,268	(1,025,016)	10,773,272
From Distributions to Shareholders:
Net Investment Income	—	(2,858,743)	—	(1,180,586)
Net Realized Gains	—	(337,380)	—	—

Total distributions to shareholders	—	(3,196,123)	—	(1,180,586)

From Shares of Beneficial Interest:
Proceeds from shares sold	2,752,729	12,079,845	3,387,244	4,482,294
Reinvestment of distributions	—	3,196,123	—	1,180,586
Cost of shares redeemed	(8,391,486)	(19,643,203)	(6,489,901)	(20,408,387)
Net decrease in net assets from share transactions of beneficial interest	(5,638,757)	(4,367,235)	(3,102,657)	(14,745,507)
Total increase/(decrease) in net assets	(3,413,697)	22,889,910	(4,127,673)	(5,152,821)

Net Assets:
Beginning of period	240,414,711	217,524,801	95,892,750	101,045,571
End of period	$237,001,014	$240,414,711	$91,765,077	$95,892,750
Undistributed net investment income at end of period	$13,399,876	$2,985,250	$1,640,859	$1,094,787

Share Activity:
Shares Sold	225,942	1,074,700	281,679	393,282
Shares Reinvested	—	276,960	—	100,991
Shares Redeemed	(694,403)	(1,732,461)	(540,471)	(1,787,676)
Net decrease in shares of beneficial interest outstanding	(468,461)	(380,801)	(258,792)	(1,293,403)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Global Allocation		Global Atlantic Franklin Dividend and
	Managed Risk Portfolio		Income Managed Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2018	December 31,	June 30, 2018	December 31,
	(Unaudited)	2017	(Unaudited)	2017

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss)	$(704,565)	$4,663,868	$1,722,025	$2,928,559
Net realized loss on investments, futures contracts,forward foreign exchange contracts, and swap contracts	(598,110)	(2,443,200)	(3,766,988)	(336,445)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts forward foreign exchange contracts, and swap contracts	(3,638,156)	30,883,846	(2,843,321)	36,812,575
Net increase/(decrease) in net assets resulting from operations	(4,940,831)	33,104,514	(4,888,284)	39,404,689
From Distributions to Shareholders:
Net Investment Income	—	(1,778,094)	—	(2,854,796)

From Shares of Beneficial Interest:
Proceeds from shares sold	3,529,224	7,154,980	2,796,224	44,937,683
Reinvestment of distributions	—	1,778,094	—	2,854,796
Cost of shares redeemed	(10,682,656)	(28,674,405)	(13,566,140)	(18,136,037)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(7,153,432)	(19,741,331)	(10,769,916)	29,656,442
Total increase/(decrease) in net assets	(12,094,263)	11,585,089	(15,658,200)	66,206,335

Net Assets:
Beginning of period	285,869,366	274,284,277	302,607,270	236,400,935
End of period	$273,775,103	$285,869,366	$286,949,070	$302,607,270
Undistributed net investment income at end of period	$3,958,314	$4,662,879	$4,510,511	$2,788,486

Share Activity:
Shares Sold	347,521	754,109	231,427	4,094,829
Shares Reinvested	—	180,334	—	248,459
Shares Redeemed	(1,052,475)	(3,004,354)	(1,136,655)	(1,600,156)
Net increase/(decrease) in shares of beneficial interest outstanding	(704,954)	(2,069,911)	(905,228)	2,743,132

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Dynamic		Global Atlantic Growth
	Trends Allocation Portfolio		Managed Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2018	December 31,	June 30, 2018	December 31,
	(Unaudited)	2017	(Unaudited)	2017

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$110,898	$121,591	$2,622,098	$4,871,832
Net realized gain/(loss) on investments, futures contracts options written, and foreign currency translations	(269,968)	1,316,540	(3,086,005)	4,464,496
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, options written and foreign currency translations	(354,386)	1,106,308	(5,262,744)	66,581,905
Net increase/(decrease) in net assets resulting from operations	(513,456)	2,544,439	(5,726,651)	75,918,233

From Distributions to Shareholders:
Net Investment Income	—	(106,993)	—	(6,229,367)

From Shares of Beneficial Interest:
Proceeds from shares sold	805,941	3,849,594	7,919,061	10,084,969
Reinvestment of distributions	—	106,993	—	6,229,367
Cost of shares redeemed	(1,856,752)	(2,560,412)	(15,440,376)	(64,322,600)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(1,050,811)	1,396,175	(7,521,315)	(48,008,264)
Total increase/(decrease) in net assets	(1,564,267)	3,833,621	(13,247,966)	21,680,602

Net Assets:
Beginning of period	34,626,004	30,792,383	489,447,327	467,766,725
End of period	$33,061,737	$34,626,004	$476,199,361	$489,447,327
Undistributed net investment income at end of period	$256,420	$145,522	$7,491,024	$4,868,926

Share Activity:
Shares Sold	76,904	378,748	681,213	945,617
Shares Reinvested	—	10,398	—	564,254
Shares Redeemed	(175,796)	(249,560)	(1,333,524)	(6,068,287)
Net increase/(decrease) in shares of beneficial interest outstanding	(98,892)	139,586	(652,311)	(4,558,416)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Moderate Growth		Global Atlantic Motif
	Managed Risk Portfolio		Technological Innovations Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2018	December 31,	June 30, 2018	December 31,
	(Unaudited)	2017	(Unaudited)	2017

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss)	$861,378	$1,615,877	$(732)	$(833)
Net realized gain/(loss) on investments	(636,246)	1,102,897	3,885	4,472
Net change in unrealized appreciation/(depreciation) on investments	(1,840,067)	17,336,051	25,957	39,145
Net increase/(decrease) in net assets resulting from operations	(1,614,935)	20,054,825	29,110	42,784

From Distributions to Shareholders:
From Net Investment Income	—	(1,754,088)	—	—
From Net Realized Gains	—	—	—	(1,597)

Total distributions to shareholders	—	(1,754,088)	—	(1,597)

From Shares of Beneficial Interest:
Proceeds from shares sold	4,171,343	7,790,506	18,272	7,585
Reinvestment of distributions	—	1,754,088	—	1,597
Cost of shares redeemed	(5,654,636)	(17,056,992)	(13,082)	(7,660)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(1,483,293)	(7,512,398)	5,190	1,522
Total increase/(decrease) in net assets	(3,098,228)	10,788,339	34,300	42,709

Net Assets:
Beginning of period	153,177,570	142,389,231	142,139	99,430
End of period	$150,079,342	$153,177,570	$176,439	$142,139
Accumulated net investment income/(loss) at end of period	$2,476,743	$1,615,365	$(679)	$53

Share Activity:
Shares Sold	351,399	693,045	1,224	567
Shares Reinvested	—	153,867	—	123
Shares Redeemed	(476,718)	(1,517,963)	(885)	(573)
Net increase/(decrease) in shares of beneficial interest outstanding	(125,319)	(671,051)	339	117

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic PIMCO Tactical		Global Atlantic Select Advisor
	Allocation Portfolio		Managed Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2018	December 31,	June 30, 2018	December 31,
	(Unaudited)	2017	(Unaudited)	2017

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$178,568	$194,107	$1,024,091	$1,102,350
Net realized gain on investments, futures contracts, options written, swap contracts and foreign currency translations	391,942	1,463,193	89,203	520,970
Distributions of realized gains by underlying investment companies	—	—	—	1,719,113
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, options written, swap contracts and foreign currency translations	(1,027,084)	1,522,228	(651,256)	12,840,228
Net increase/(decrease) in net assets resulting from operations	(456,574)	3,179,528	462,038	16,182,661

From Distributions to Shareholders:
From Net Investment Income	—	(79,664)	—	(1,405,776)

From Shares of Beneficial Interest:
Proceeds from shares sold	3,421,568	4,170,081	3,164,230	3,968,611
Reinvestment of distributions	—	79,664	—	1,405,776
Cost of shares redeemed	(1,097,420)	(2,210,044)	(5,061,003)	(10,599,666)
Net increase/(decrease) in net assets from share transactions of beneficial interest	2,324,148	2,039,701	(1,896,773)	(5,225,279)
Total increase/(decrease) in net assets	1,867,574	5,139,565	(1,434,735)	9,551,606

Net Assets:
Beginning of period	25,495,951	20,356,386	119,994,779	110,443,173
End of period	$27,363,525	$25,495,951	$118,560,044	$119,994,779
Accumulated net investment income at end of period	$329,415	$150,847	$2,125,896	$1,101,805

Share Activity:
Shares Sold	311,094	410,215	251,165	345,977
Shares Reinvested	—	7,480	—	117,246
Shares Redeemed	(99,414)	(216,913)	(400,502)	(903,182)
Net increase/(decrease) in shares of beneficial interest outstanding	211,680	200,782	(149,337)	(439,959)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Wellington		Global Atlantic Wilshire Dynamic
	Research Managed Risk Portfolio		Conservative Allocation Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2018	December 31,	June 30, 2018	December 31,
	(Unaudited)	2017	(Unaudited)	2017

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,928,683	$3,101,284	$281	$454
Net realized gain on investments, futures contracts, and foreign currency translations	8,733,521	18,046,889	266	38
Distributions of realized gains by underlying investment companies	—	—	—	173
Net change in unrealized appreciation (depreciation) on investments, futures contracts, and foreign currency translations	(10,905,378)	37,840,855	(623)	1,759

Net increase/(decrease) in net assets resulting from operations	(243,174)	58,989,028	(76)	2,424
From Distributions to Shareholders:
From Net Investment Income	—	(2,527,768)	—	(493)
From Net Realized Gains	—	—	—	(312)
Total distributions to shareholders	—	(2,527,768)	—	(805)

From Shares of Beneficial Interest:
Proceeds from shares sold	1,667,533	30,312,910	142	520
Reinvestment of distributions	—	2,527,768	—	805
Cost of shares redeemed	(20,579,230)	(26,097,036)	(66)	(441)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(18,911,697)	6,743,642	76	884
Total increase/(decrease) in net assets	(19,154,871)	63,204,902	0	2,503

Net Assets:
Beginning of period	478,812,125	415,607,223	28,104	25,601
End of period	$459,657,254	$478,812,125	$28,104	$28,104
Undistributed net investment income at end of period	$5,072,436	$3,143,753	$714	$433

Share Activity:
Shares Sold	123,793	2,443,117	13	49
Shares Reinvested	—	196,255	—	76
Shares Redeemed	(1,534,274)	(2,075,166)	(6)	(41)
Net increase/(decrease) in shares of beneficial interest outstanding	(1,410,481)	564,206	7	84

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Wilshire Dynamic Growth
	Allocation Portfolio
	Six Months Ended	Year Ended
	June 30, 2018	December 31,
	(Unaudited)	2017

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$342	$3,777
Net realized gain on investments	24,160	906
Distributions of realized gains by underlying investment companies	—	3,157
Net change in unrealized appreciation/(depreciation) on investments	(26,162)	30,019
Net increase/(decrease) in net assets resulting from operations	(1,660)	37,859

From Distributions to Shareholders:
From Net Investment Income	—	(1,100)
From Net Realized Gains	—	(510)
Total distributions to shareholders	—	(1,610)

From Shares of Beneficial Interest:
Proceeds from shares sold	5,000	33,928
Reinvestment of distributions	—	1,610
Cost of shares redeemed	(262,582)	(2,722)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(257,582)	32,816
Total increase/(decrease) in net assets	(259,242)	69,065

Net Assets:
Beginning of period	278,907	209,842
End of period	$19,665	$278,907
Undistributed net investment income at end of period	$4,131	$3,789

Share Activity:
Shares Sold	400	3,101
Shares Reinvested	—	140
Shares Redeemed	(22,026)	(240)
Net increase/(decrease) in shares of beneficial interest outstanding	(21,626)	3,001

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic American Funds® Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2018		Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$11.98		$10.64	$10.57	$10.86	$10.28		$10.00
Income from investment operations:
Net investment income (b,c)	0.52		0.15	0.15	0.18	0.32		0.29
Net realized and unrealized gain/(loss) on investments	(0.41)		1.35	0.45	(0.38)	0.27		(0.01	) (d)
Total income/(loss) from investment operations	0.11		1.50	0.60	(0.20)	0.59		0.28
Less distributions from:
Net investment income	—		(0.14)	(0.14)	(0.09)	(0.01)		—
Net realized gain	—		(0.02)	(0.39)	—	(0.00	) (h)	—
Total distributions from net investment income and net realized gains	—		(0.16)	(0.53)	(0.09)	(0.01)		—
Net asset value, end of period	$12.09		$11.98	$10.64	$10.57	$10.86		$10.28
Total return (e)	0.92%		14.16%	5.72%	(1.84)%	5.73%		2.80%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$237,001		$240,415	$217,525	$191,162	$116,489		$6,474
Ratio of net expenses to average net assets (f)	0.86	% (i)	0.86%	0.86%	0.86%	0.86%		0.86	% (i)
Ratio of gross expenses to average net assets (f,g)	1.25	% (i)	1.27%	1.27%	1.27%	1.35%		5.00	% (i)
Ratio of net investment income to average net assets (c,f)	8.74	% (i)	1.29%	1.37%	1.69%	2.96%		17.33	% (i)
Portfolio turnover rate	20	% (j)	43%	35%	23%	35%		0	% (j,k)

(a)	Global Atlantic American Funds® Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Amount represents less than $0.005.

(i)	Annualized.

(j)	Not annualized.

(k)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Balanced Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2018		Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$12.09		$10.95	$10.66	$10.82	$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.07		0.13	0.13	0.13	0.18		0.09
Net realized and unrealized gain/(loss) on investments	(0.20)		1.16	0.25	(0.25)	0.45		0.10
Total income/(loss) from investment operations	(0.13)		1.29	0.38	(0.12)	0.63		0.19
Less distributions from:
Net investment income	—		(0.15)	(0.09)	(0.04)	(0.00	) (g)	—
Net realized gain	—		—	—	—	(0.00	) (g)	—
Total distributions from net investment income and net realized gains	$—		$(0.15)	(0.09)	(0.04)	(0.00	) (g)	—
Net asset value, end of period	$11.96		$12.09	$10.95	$10.66	$10.82		$10.19
Total return (d)	(1.08)%		11.80%	3.55%	(1.10)%	6.20%		1.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$91,765		$95,893	$101,046	$83,310	$47,400		$1,262
Ratio of net expenses to average net assets (e)	0.91	% (h)	0.91%	0.91%	0.91%	0.91%		0.91	% (h)
Ratio of gross expenses to average net assets (e,f)	0.90	% (h,j)	0.91%	0.92%	0.92%	0.97%		30.74	% (h)
Ratio of net investment income to average net assets (c,e)	1.16	% (h)	1.14%	1.23%	1.16%	1.70%		5.12	% (h)
Portfolio turnover rate	24	% (i)	49%	51%	32%	34%		1	% (i)

(a)	Global Atlantic Balanced Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

(j)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2018		Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.11		$9.04	$9.35	$10.27	$10.22		$10.00
Income from investment operations:
Net investment income/(loss) (b,c)	(0.03)		0.16	0.06	0.16	0.54		0.60
Net realized and unrealized gain/(loss) on investments	(0.15)		0.97	(0.06)	(0.52)	(0.47)		(0.38)
Total income (loss) from investment operations	(0.18)		1.13	0.00 (g)	(0.36)	0.07		0.22
Less distributions from:
Net investment income	—		(0.06)	(0.12)	(0.16)	(0.01)		—
Net realized gain	—		—	(0.19)	(0.40)	(0.01)		—
Total distributions from net investment income and net realized gains	—		(0.06)	(0.31)	(0.56)	(0.02)		—
Net asset value, end of period	$9.93		$10.11	$9.04	$9.35	$10.27		$10.22
Total return (d)	(1.78)%		12.54%	0.02%	(3.44)%	0.69%		2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$273,775		$285,869	$274,284	$272,598	$176,415		$8,428
Ratio of net expenses to average net assets (e)	0.57	% (h)	0.57%	0.57%	0.57%	0.57%		0.57	% (h)
Ratio of gross expenses to average net assets (e,f)	1.25	% (h)	1.26%	1.27%	1.26%	1.35%		4.43	% (h)
Ratio of net investment income to average net assets (c,e)	(0.50	)% (h)	1.66%	0.64%	1.61%	5.20%		35.20	% (h)
Portfolio turnover rate	2	% (i)	1%	7%	1%	0	% (i)	0	% (i,j)

(a)	Global Atlantic BlackRock Global Allocation Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

(j)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2018		Year Ended		Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2017		December 31, 2016	December 31, 2015	December 31, 2014 (a)

Net asset value, beginning of period	$12.13		$10.64		$9.78	$10.57	$10.00
Income from investment operations:
Net investment income (b,c)	0.07		0.12		0.13	0.12	0.15
Net realized and unrealized gain (loss) on investments	(0.27)		1.48		0.81	(0.87)	0.42
Total income (loss) from investment operations	(0.20)		1.60		0.94	(0.75)	0.57
Less distributions from:
Net investment income	—		(0.11)		(0.08)	(0.04)	—
Net asset value, end of period	$11.93		$12.13		$10.64	$9.78	$10.57
Total return (d)	(1.65)%		15.14%		9.60%	(7.09)%	5.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$286,949		$302,607		$236,401	$162,144	$87,956
Ratio of net expenses to average net assets (e)	1.15	% (g)	1.13%		1.08%	1.08%	1.08	% (g)
Ratio of gross expenses to average net assets (e,f)	1.20	% (g)	1.24%		1.22%	1.21%	1.24	% (g)
Ratio of net investment income to average net assets (c,e)	1.18	% (g)	1.04%		1.22%	1.13%	2.22	% (g)
Portfolio turnover rate	10	% (h,i)	43	% (h)	3%	3%	2	% (i)

(a)	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	The portfolio turnover rate excludes mortgage dollar roll transactions for the six months ended June 30, 2018 and the year ended December 31, 2017. If these were included in the calculation, the turnover percentage would be 24% and 55%, respectively. See Note 3 in the accompanying notes to financial statements.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2018		Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2017	December 31, 2016		December 31, 2015 (a)

Net asset value, beginning of period	$10.63		$9.87	$9.48		$10.00
Income from investment operations:
Net investment income (b,c)	0.03		0.04	0.04		0.01
Net realized and unrealized gain/(loss) on investments	(0.20)		0.75	0.35		(0.53)
Total income/(loss) from investment operations	(0.17)		0.79	0.39		(0.52)
Less distributions from:
Net investment income	—		(0.03)	(0.00	) (d)	(0.00	) (d)
Net asset value, end of period	$10.46		$10.63	$9.87		$9.48
Total return (e)	(1.60)%		8.04%	4.12%		(5.17)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$33,062		$34,626	$30,792		$16,249
Ratio of expenses to average net assets (f)	1.16	% (h)	1.16%	1.16%		1.16	% (h)
Ratio of gross expenses to average net assets (f,g)	1.20	% (h)	1.21%	1.21%		1.22	% (h)
Ratio of net investment income to average net assets (c,f)	0.67	% (h)	0.37%	0.43%		0.10	% (h)
Portfolio turnover rate	65	% (i)	241%	101%		14	% (i)

(a)	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.005.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2018		Year Ended		Year Ended		Year Ended		Period Ended
	(Unaudited)		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$11.64		$10.03		$9.91		$10.49		$10.00
Income from investment operations:
Net investment income (b,c)	0.06		0.11		0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	(0.20)		1.65		0.09		(0.68)		0.36
Total income (loss) from investment operations	(0.14)		1.76		0.22		(0.55)		0.49
Less distributions from:
Net investment income	—		(0.15)		(0.10)		(0.03)		—
Net asset value, end of period	$11.50		$11.64		$10.03		$9.91		$10.49
Total return (d)	(1.20)%		17.61%		2.23%		(5.23)%		4.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$476,199		$489,447		$467,767		$461,355		$260,758
Ratio of net expenses to average net assets (e)	0.91	% (g)	0.91%		0.91%		0.91%		0.90	% (g)
Ratio of gross expenses to average net assets (e)	0.90	% (g,i)	0.91	% (f)	0.92	% (f)	0.92	% (f)	0.90	% (g)
Ratio of net investment income to average net assets (c,e)	1.09	% (g)	1.04%		1.32%		1.22%		1.83	% (g)
Portfolio turnover rate	18	% (h)	51%		59%		23%		9	% (h)

(a)	Global Atlantic Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2018		Year Ended		Year Ended		Year Ended		Period Ended
	(Unaudited)		December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$11.90		$10.52		$10.20		$10.50		$10.00
Income from investment operations:
Net investment income (b,c)	0.07		0.12		0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	(0.19)		1.40		0.28		(0.40)		0.37
Total income (loss) from investment operations	(0.12)		1.52		0.41		(0.27)		0.50
Less distributions from:
Net investment income	—		(0.14)		(0.09)		(0.03)		—
Net asset value, end of period	$11.78		$11.90		$10.52		$10.20		$10.50
Total return (d)	(1.01)%		14.47%		4.05%		(2.57)%		5.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$150,079		$153,178		$142,389		$127,725		$64,987
Ratio of net expenses to average net assets (e)	0.91	% (g)	0.91%		0.91%		0.91%		0.91	% (g)
Ratio of gross expenses to average net assets (e)	0.90	% (f,i)	0.91	% (f)	0.92	% (f)	0.92	% (f)	0.91	% (g)
Ratio of net investment income to average net assets (c,e)	1.14	% (g)	1.09%		1.26%		1.21%		1.82	% (g)
Portfolio turnover rate	20	% (h)	52%		59%		21%		11	% (h)

(a)	Global Atlantic Moderate Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Motif Technological Innovations Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2018		Year Ended	Period Ended
	(Unaudited)		December 31, 2017	December 31, 2016 (a)

Net asset value, beginning of period	$14.05		$9.94	$10.00
Income from investment operations:
Net investment loss (b,c)	(0.07)		(0.08)	(0.03)
Net realized and unrealized gain/(loss) on investments	2.89		4.35	(0.03)
Total income/(loss) from investment operations	2.82		4.27	(0.06)
Less distributions from:
Net realized gain	—		(0.16)	—
Net asset value, end of period	$16.87		$14.05	$9.94
Total return (d)	20.07%		43.09%	(0.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$176		$142	$99
Ratio of net expenses to average net assets (e)	1.22	% (g)	1.01%	1.01	% (g)
Ratio of gross expenses to average net assets (e,f)	19.20	% (g)	1.01%	1.01	% (g)
Ratio of net investment income to average net assets (c,e)	(0.89	)% (g)	(0.66)%	(0.59	)% (g)
Portfolio turnover rate	11	% (h)	26%	15	% (h)

(a)	Global Atlantic Motif Technological Innovations Portfolio commenced operations on July 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic PIMCO Tactical Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2018		Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2017	December 31, 2016	December 31, 2015 (a)

Net asset value, beginning of period	$11.12		$9.73	$9.45	$10.00
Income from investment operations:
Net investment income (b,c)	0.08		0.09	0.11	0.04
Net realized and unrealized gain/(loss) on investments	(0.28)		1.34	0.26	(0.51)
Total income/(loss) from investment operations	(0.20)		1.43	0.37	(0.47)
Less distributions from:
Net investment income	—		(0.04)	(0.09)	(0.08)
Net asset value, end of period	$10.92		$11.12	$9.73	$9.45
Total return (d)	(1.80)%		14.66%	3.91%	(4.72)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$27,364		$25,496	$20,356	$13,215
Ratio of net expenses to average net assets (e)	1.14	% (g)	1.14%	1.14%	1.14	% (g)
Ratio of gross expenses to average net assets (e,f)	1.20	% (g)	1.21%	1.21%	1.22	% (g)
Ratio of net investment income to average net assets (c,e)	1.38	% (g)	0.83%	1.15%	0.61	% (g)
Portfolio turnover rate (i)	65	% (h)	403%	66%	128	% (h)

(a)	Global Atlantic PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	The portfolio turnover rates excludes mortgage dollar roll transactions for the six months ended June 30, 2018, year ended December 31, 2017, year ended December 31, 2016, and period ended December 31, 2015. If these were included in the calculation, the turnover percentage would be 172%, 455%, 304% and 220%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Select Advisor Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2018		Year Ended	Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$12.55		$11.04	$10.62	$10.97	$10.24		$10.00
Income from investment operations:
Net investment income (b,c)	0.11		0.11	0.14	0.15	0.17		0.04
Net realized and unrealized gain/(loss) on investments	(0.07)		1.55	0.40	(0.46)	0.56		0.20
Total income/(loss) from investment operations	0.04		1.66	0.54	(0.31)	0.73		0.24
Less distributions from:
Net investment income	—		(0.15)	(0.12)	(0.04)	(0.00	) (g)	—
Net asset value, end of period	$12.59		$12.55	$11.04	$10.62	$10.97		$10.24
Total return (d)	0.40%		15.06%	5.10%	(2.81)%	7.14%		2.40%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$118,560		$119,955	$110,443	$105,716	$51,597		$2,415
Ratio of net expenses to average net assets (e)	0.63	% (h)	0.63%	0.63%	0.63%	0.63%		0.63	% (h)
Ratio of gross expenses to average net assets (e,f)	1.25	% (h)	1.26%	1.27%	1.26%	1.37%		14.77	% (h)
Ratio of net investment income to average net assets (c,e)	1.74	% (h)	0.95%	1.26%	1.42%	1.59%		2.06	% (h)
Portfolio turnover rate	16	% (i)	36%	45%	21%	18%		0	% (i,j)

(a)	Global Atlantic Select Advisor Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

(j)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wellington Research Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2018		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013(a)

Net asset value, beginning of period	$13.40		$11.82	$11.32	$11.25	$10.31	$10.00
Income from investment operations:
Net investment income (b,c)	0.06		0.09	0.08	0.06	0.04	0.01
Net realized and unrealized gain on investments	(0.06)		1.56	0.42	0.03 (d)	0.92	0.30
Total income from investment operations	—		1.65	0.50	0.09	0.96	0.31
Less distributions from:
Net investment income	—		(0.07)	—	(0.01)	(0.01)	—
Net realized gain	—		—	—	(0.01)	(0.01)	—
Total distributions from net investment income and net realized gains	—		(0.07)	—	(0.02)	(0.02)	—
Net asset value, end of period	$13.40		$13.40	$11.82	$11.32	$11.25	$10.31
Total return (e)	0.00	% (j)	13.99%	4.68%	0.75%	9.29%	3.10%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$459,657		$478,812	$415,607	$335,250	$88,909	$22,424
Ratio of net expenses to average net assets (f)	1.20	% (h)	1.20%	1.20%	1.20%	1.20%	1.20	% (h)
Ratio of gross expenses to average net assets (f,g)	1.20	% (h)	1.21%	1.21%	1.21%	1.38%	1.62	% (h)
Ratio of net investment income to average net assets (c,f)	0.83	% (h)	0.68%	0.65%	0.49%	0.35%	0.66	% (h)
Portfolio turnover rate (i)	51	% (j)	67%	71%	91%	120%	14	% (j)

(a)	Global Atlantic Wellington Research Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	The portfolio turnover rates excludes mortgage dollar roll transactions for the periods or years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013. If these were included in the calculation the turnover percentage would be 106%, 120%, 175%, 188% and 19%, respectively. See Note 3 in the accompanying notes to financial statements.

(j)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended			Period Ended
	June 30, 2018		Year Ended	December 31,
	(Unaudited)		December 31, 2017	2016(a)

Net asset value, beginning of period	$10.89		$10.25	$10.00
Income from investment operations:
Net investment income (b,c)	0.11		0.18	0.17
Net realized and unrealized gain on investments	(0.14)		0.78	0.08
Total income from investment operations	(0.03)		0.96	0.25
Less distributions from:
Net investment income	—		(0.20)	—
Net realized gain	—		(0.12)	—
Total distributions from net investment income and net realized gains	—		(0.32)	—
Net asset value, end of period	$10.86		$10.89	$10.25
Total return (d)	(0.28)%		9.45%	2.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$28		$28	$26
Ratio of net expenses to average net assets (e)	0.75	% (f)	0.72%	0.73	% (f)
Ratio of gross expenses to average net assets	107.22	% (f,h)	0.72%	0.73	% (f)
Ratio of net investment income to average net assets (c,e)	2.01	% (f)	1.68%	2.53	% (f)
Portfolio turnover rate	9	% (g)	39%	21	% (g)

(a)	Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

(h)	Represents the ratio of expenses to average net assets absent fee waivers and/pr expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended			Period Ended
	June 30, 2018		Year Ended	December 31,
	(Unaudited)		December 31, 2017	2016(a)

Net asset value, beginning of period	$12.10		$10.47	$10.00
Income from investment operations:
Net investment income (b,c)	0.03		0.17	0.28
Net realized and unrealized gain on investments	1.77		1.53	0.19
Total income from investment operations	1.80		1.70	0.47
Less distributions from:
Net investment income	—		(0.05)	—
Net realized gain	—		(0.02)	—
Total distributions from net investment income and net realized gains	—		(0.07)	—
Net asset value, end of period	$13.90		$12.10	$10.47
Total return (d)	14.78%		16.37%	4.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$20		$279	$210
Ratio of net expenses to average net assets (e)	0.75	% (f)	0.72%	0.72	% (f)
Ratio of gross expenses to average net assets (e)(g)	20.98	% (f,h)	0.72%	0.72	% (f)
Ratio of net investment income to average net assets (c,e)	0.47	% (f)	1.50%	4.05	% (f)
Portfolio turnover rate	15	% (g)	33%	17	% (g)

(a)	Global Atlantic Wilshire Dynamic Growth Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

(h)	Represents the ratio of expenses to average net assets absent fee waivers and/pr expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (Unaudited)

1.	ORGANIZATION

The Global Atlantic Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) are comprised of twenty-six different actively managed portfolios, thirteen of which are discussed in this report. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Portfolio Name	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Motif Technological Innovations Portfolio	July 29, 2016	Long-term capital appreciation.
Global Atlantic PIMCO Tactical Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	April 29, 2016	Current income and long-term capital appreciation.
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	April 29, 2016	Long-term capital appreciation.

At a meeting held on May 17, 2018, upon the recommendation of Global Atlantic Investment Advisors, LLC (the “Adviser”), the Board of Trustees of the Trust (“Board”) approved a proposal to liquidate each of Global Atlantic Motif Technological Innovations Portfolio, Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio (each, a “Proposed Liquidating Portfolio”). Contingent on contract holder approval, each Proposed Liquidating Portfolio will be liquidated on or about December 21, 2018. Each Proposed Liquidating Portfolio shall cease its business and may depart from its stated investment objective and policies on or about December 14, 2018 as it prepares to liquidate and distribute its assets to shareholders. It is anticipated that each Portfolio’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the December 21, 2018. In connection with the liquidations, all outstanding shares of a Proposed Liquidating Portfolio on the applicable Liquidation Date will be automatically redeemed by the Portfolio. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in a Proposed Liquidating Portfolio’s net assets plus accrued and unpaid earnings of the Proposed Liquidating Portfolio at the time of liquidation.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic Motif Technological Innovations Portfolio, Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio are non-diversified series of the Trust; all other Portfolios are diversified. Certain of the Portfolios operate as “fund of funds.” A “fund of funds” typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

The Portfolios currently offer Class II shares at net asset value.

References herein to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value, as discussed in more detail below.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the “underlying fund” or “underlying funds”). Each underlying fund is valued at its respective net asset values as reported by such investment company. Each underlying fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each underlying fund’s board(s) of trustees.

Exchange-Traded Funds – The Portfolios may invest in passive exchange-traded funds (“ETFs”). An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, an ETF has fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the valuation procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) the Adviser and/or Sub-Adviser. The Fair Value Committee may also include the Trust’s Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

Fair Value Committee and Valuation Process – The Fair Value Committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value (“NAV”); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2018 for each Portfolio’s investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$225,118,930	$—	$—	$225,118,930
Short-Term Investment	4,710	—	—	4,710
Total	$225,123,640	$—	$—	$225,123,640

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$87,298,406	$—	$—	$87,298,406
Short-Term Investment	1,181	—	—	1,181
Total	$87,299,587	$—	$—	$87,299,587

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trust	$260,671,244	$—	$—	$260,671,244
Short-Term Investment	7,128	—	—	7,128
Total	$260,678,372	$—	$—	$260,678,372

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$204,832,756	$—	$—	$204,832,756
Asset Backed Securities	—	15,957,652	—	15,957,652
Commercial Mortgage Obligation	—	272,271	—	272,271
Corporate Bonds	—	27,339,121	—	27,339,121
Municipal Bond	—	88,423	—	88,423
Term Loans	—	3,849,833	—	3,849,833
Agency Mortgage Backed Securities	—	16,279,588	—	16,279,588
Sovereign Debt	—	680,770	—	680,770
U.S. Treasury Securities	—	8,528,160	—	8,528,160
Short-Term Investment	1,524,898	—	—	1,524,898
Total	$206,357,654	$72,995,818	$—	$279,353,472

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$7,925	$—	$—	$7,925
Swap Contracts	—	7,747	—	7,747
Forward Foreign Currency Contracts	—	52,678	—	52,678
Total	$7,925	$60,425	$—	$68,350

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,413,342	$—	$—	$11,413,342
U.S. Treasury Note	—	12,863,395	—	12,863,395
Short-Term Investment	11,317,066	—	—	11,317,066
Total	$22,730,408	$12,863,395	$—	$35,593,803

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$185,374	$—	$—	$185,374
Total	$185,374	$—	$—	$185,374

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$452,588,595	$—	$—	$452,588,595
Short-Term Investment	1,794	—	—	1,794
Total	$452,590,389	$—	$—	$452,590,389

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$142,621,471	$—	$—	$142,621,471
Short-Term Investment	4,394	—	—	4,394
Total	$142,625,865	$—	$—	$142,625,865

Global Atlantic Motif Technological Innovations Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$174,802	$—	$—	$174,802
Short-Term Investment	1,790	—	—	1,790
Total	$176,592	$—	$—	$176,592

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$8,258,890	$—	$—	$8,258,890
Asset Backed Securities	—	991,763	—	991,763
Corporate Bonds	—	2,243,866	—	2,243,866
Municipal Bond	—	32,501	—	32,501
Agency Mortgage Backed Securities	—	6,687,297	—	6,687,297
Collateralized Mortgage Obligations	—	614,740	—	614,740
Commercial Mortgage Backed Securities	—	70,264	—	70,264
U.S. Treasury Securities	—	11,663,411	—	11,663,411
Purchased Options on Indices	223,650	—	—	223,650
Purchased Option on Futures	1,125	—	—	1,125
Short-Term Investments	463,692	1,892,145	—	2,355,837
Swap Contracts	—	29,842	—	29,842
Total	$8,947,357	$24,225,829	$—	$33,173,186

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short	$—	$23,855	$—	$23,855
Written Options	3,282	—	—	3,282
Futures Contracts*	31,671	—	—	31,671
Forward Foreign Currency Contracts	—	2,104	—	2,104
Total	$34,953	$25,959	$—	$60,912

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$19,160,867	$—	$—	$19,160,867
Variable Insurance Trusts	93,651,164	—	—	93,651,164
Short-Term Investment	15,307	—	—	15,307
Total	$112,827,338	$—	$—	$112,827,338

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$290,631,301	$—	$—	$290,631,301
Preferred Stock	77,640	—	—	77,640
Asset Backed Securities	—	16,894,685	—	16,894,685
Corporate Bonds	—	61,450,019	—	61,450,019
Collateralized Mortgage Obligations	—	1,054,014	—	1,054,014
Commercial Mortgage Backed Securities	—	8,899,228	—	8,899,228
Agency Mortgage Backed Securities	—	33,953,085	—	33,953,085
Municipal Securities	—	4,674,852	—	4,674,852
Sovereign Debt	—	3,183,693	—	3,183,693
U.S. Treasury Securities	—	19,366,794	—	19,366,794
Short-Term Investments	15,283,881	—	—	15,283,881
Futures Contracts*	18,375	—	—	18,375
Total	$306,011,197	$149,476,370	$—	$455,487,567

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,980	$—	$—	$14,980
Variable Insurance Trusts	12,739	—	—	12,739
Short-Term Investment	365	—	—	365
Total	$28,084	$—	$—	$28,084

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$10,860	$—	$—	$10,860
Variable Insurance Trusts	8,263	—	—	8,263
Short-Term Investment	548	—	—	548
Total	$19,671	$—	$—	$19,671

*	Cumulative net appreciation/(depreciation) on futures contracts and forward foreign exchange contracts is reported in the above table.

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers between levels for any Portfolio, except the Global Atlantic Select Advisor Managed Risk Portfolio, Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio. Transfers that were made into Level 2 represent securities being fair valued using observable inputs, per the Valuation Policy. It is the Portfolios’ policy to record transfers between Level 1 and Level 2 securities at the end of the reporting period.

The following amounts were transfers in/(out) of Level 2 Assets:

Global Atlantic Select Advisor Managed Risk Portfolio
	Variable Insurance Trusts	Total
Transfers into Level 2 from Level 1	$—	$—
Transfers from Level 2 into Level 1	(58,755,584)	(58,755,584)
Net Transfer In/Out of Level 2	$(58,755,584)	$(58,755,584)

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
	Variable Insurance Trusts	Total
Transfers into Level 2 from Level 1	$—	$—
Transfers from Level 2 into Level 1	(7,911)	(7,911)
Net Transfer In/Out of Level 2	$(7,911)	$(7,911)

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
	Variable Insurance Trusts	Total
Transfers into Level 2 from Level 1	$—	$—
Transfers from Level 2 into Level 1	(4,027)	(4,027)
Net Transfer In/Out of Level 2	$(4,027)	$(4,027)

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2014, 2015, and 2016 tax returns or is expected to be taken in each Portfolio’s 2017 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the statements of operations.

Options Transactions – The Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and Global Atlantic PIMCO Tactical Allocation Portfolio are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk. A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right to

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

For the six months ended June 30, 2018, the change in unrealized appreciation/(depreciation) on options contracts written by the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio was $(38,023) and $84, respectively. For the six months ended June 30, 2018, the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains/(losses) of $(180,973) and $2,265, respectively, from option contracts written

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the six months ended June 30, 2018, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

			Change in Unrealized
			Appreciation/
	Risk Type	Realized Gain/(Loss)	(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	$(3,736,760)	$26,319
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Equity	$380,965	$(250,020)
Global Atlantic PIMCO Tactical Allocation Portfolio	Equity & Interest Rate	$(148,270)	$(138,043)
Global Atlantic Wellington Research Managed Risk Portfolio	Interest Rate	$(6,141,460)	$(20,342)

Swap Agreements – The Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter (“OTC”) swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” (i.e., the return or increase in value of a particular dollar amount invested in a “basket” of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps (“CDS”). CDS are two-party contracts that transfer credit exposure between the parties. One party (the “buyer”) receives credit protection and the other party (the “seller”) takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller’s commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the six months ended June 30, 2018, the change in unrealized depreciation on swap contracts for the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio was $(29,341) and $(89,382), respectively. For the six months ended June 30, 2018, the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains of $34,814 and $259,850, respectively, from swap contracts.

A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return, (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities

The following tables present certain of the Portfolios’ asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2018.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Forward Foreign Currency Contracts
Citibank NA	4,755,980	(1)	(4,755,980)	(1)	—	—	—	(2)	—
Total	$4,755,980		$(4,755,980)		$—	$—	$—		$—

						Gross Amounts Not Offset
						in the Statement of Assets &
Liabilities						Liabilities
	Gross		Gross Amounts		Net Amounts of
	Amounts of		Offset in the		Liabilities Presented in		Cash
	Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$7,925	(1)	$—	(1)	$7,925	$—	$7,925	(2)	$—
Swap Contracts	7,747	(1)	—	(1)	7,747	—	7,747	(2)	—
Forward Foreign Currency Contracts
Citibank NA	4,808,658	(1)	(4,755,980)	(1)	52,678	—	52,678	(2)	—
Total	$4,824,330		$(4,755,980)		$68,350	$—	$68,350		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $162,705 for swap contracts or $100,248 for futures contracts.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of
	Amounts of		Offset in the		Liabilities Presented in		Cash
	Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$185,374	(1)	$—	(1)	$185,374	$—	$185,374	(2)	$—
Total	$185,374		$—		$185,374	$—	$185,374		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $674,498 for futures contracts.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Assets
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Swap Contracts	$29,842	(1)	$—	(1)	$29,842	$—	$29,842		$—
Total	$29,842		$—		$29,842	$—	$29,842		$—

						Gross Amounts Not Offset
						in the Statement of Assets &
Liabilities						Liabilities
	Gross		Gross Amounts		Net Amounts of
	Amounts of		Offset in the		Liabilities Presented in		Cash
	Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Forward Foreign
Currency Contracts	$887,499	(1)	$885,395	(1)	$2,104	$—	$2,104	(2)	$—
Futures Contracts	31,671	(1)	—	(1)	31,671	—	31,671	(2)	—
Options Written	3,282	(1)	—	(1)	3,282	—	3,282	(2)	—
Total	$922,452		$885,395		$37,057	$—	$37,057		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $495,072 for futures contracts and $269,623 for swap contracts.

Global Atlantic Wellington Research Managed Risk Portfolio

						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$18,375	(1)	$—	(1)	$18,375	$—	$18,375	(2)	$—
Total	$18,375		$—		$18,375	$—	$18,375		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $51,839.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio’s Statements of Assets and Liabilities as of June 30, 2018:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Interest Rate/Currency Contracts	Investments in securities, at fair value
Unrealized appreciation/(depreciation) on futures contract, net
Unrealized appreciation/(depreciation) on swap contracts, net
Unrealized appreciation/(depreciation) forward foreign currency contracts, net

The following table sets forth the fair value of the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio’s and Global Atlantic PIMCO Tactical Allocation Portfolio’s derivative contracts by primary risk exposure as of June 30, 2018:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	June 30, 2018
Futures Contracts	$—	$(7,925)	$—	$(7,925)
Swap Contracts	—	(7,747)	—	(7,747)
Forward Foreign Currency Contracts	—	—	(52,678)	(52,678)
Total	$—	$(15,672)	$(52,678)	$(68,350)

Global Atlantic PIMCO Tactical Allocation Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	June 30, 2018
Options Purchased on Indices	$223,650	$—	$—	$223,650
Options Purchased on Futures	—	1,125	—	1,125
Futures Contracts	(115,610)	83,939	—	(31,671)
Swap Contracts	—	29,842	—	29,842
Forward Foreign Currency Contracts	—	—	(2,104)	(2,104)
Total	$108,040	$114,906	$(2,104)	$220,842

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

The following is a summary of the location of derivative investments on the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio’s and Global Atlantic PIMCO Tactical Allocation Portfolio’s Statement of Operations for the six months ended June 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain/(loss) on:
Investments
Futures contracts
Swap contracts
Options written
Forward foreign currency contracts
Net change in unrealized appreciation/(depreciation) on:
Investments
Futures contracts
Swap contracts
Forward foreign currency contracts

The following is a summary of the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the six months ended June 30, 2018:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
				Total as of
	Equity	Interest Rate	Currency	June 30, 2018
Futures Contracts	$—	$26,319	$—	$26,319
Swap Contracts	—	(29,341)	—	(29,341)
Forward Foreign Currency Contracts	—	—	(14,486)	(14,486)
Total	$—	$(3,022)	$(14,486)	$(17,508)

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the six months
	Equity	Interest Rate	Currency	ended June 30, 2018
Futures Contracts	$—	$(3,736,760)	$—	$(3,736,760)
Swap Contracts	—	(34,814)	—	(34,814)
Forward Foreign Currency Contracts	—	—	9,710	9,710
Total	$—	$(3,771,574)	$(29,341)	$(3,761,864)

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

The following is a summary of the Global Atlantic PIMCO Tactical Allocation Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the six months ended June 30, 2018:

Global Atlantic PIMCO Tactical Allocation Portfolio

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations
				Total as of
	Equity	Interest Rate	Currency	June 30, 2018
Options Written	$—	$84	$—	$84
Options Purchased on Indices	40,885	—	—	40,885
Options Purchased on Futures	—	(324)	(2,756)	(3,080)
Futures Contracts	(208,309)	70,266	—	(138,043)
Swap Contracts	—	(89,382)	—	(89,382)
Forward Foreign Currency Contracts	—	—	4,355	4,355
Total	$(167,424)	$(19,356)	$1,599	$(185,181)

Realized gain/(loss) on derivatives recognized in the Statement of Operations
				Total for the six months
	Equity	Interest Rate	Currency	ended June 30, 2018
Options Written	$—	$2,265	$—	$2,265
Options Purchased	(18,428)	5,166	—	(13,262)
Futures Contracts	(80,251)	(68,019)	—	(148,270)
Swap Contracts	—	259,850	—	259,850
Forward Foreign Currency Contracts	—	—	(17,934)	(17,934)
Total	$(98,679)	$199,262	$(17,934)	$82,649

The notional value of the derivative instruments outstanding as of June 30, 2018, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio’s investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio estimates the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolios to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Adviser, Sub-Adviser and/or Underlying Fund manager, as applicable, or the rating agencies than such securities actually do.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter (“OTC”) derivative instruments deemed to be “swaps.” The Commodity Futures Trading Commission (“CFTC”) has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment result.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. In response to the financial crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. The Federal Reserve has since reduced its market support activities and has recently started raising interest rates. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect the markets generally and increase market volatility. These and other changes in market conditions could reduce the value and liquidity of the securities in which a Portfolio invests. This environment could make identifying investment risks and opportunities especially difficult.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable,

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018 (Unaudited)

taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Global Atlantic American Funds® Managed Risk Portfolio	$48,562,647	$45,040,924
Global Atlantic Balanced Managed Risk Portfolio	21,317,048	24,311,440
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	6,620,357	8,933,732
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	68,811,641	71,474,480
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	16,700,106	13,807,763
Global Atlantic Growth Managed Risk Portfolio	83,262,512	97,669,209
Global Atlantic Moderate Growth Managed Risk Portfolio	29,492,042	31,865,359
Global Atlantic Motif Technological Innovations Portfolio	20,636	17,064
Global Atlantic PIMCO Tactical Allocation Portfolio	52,417,851	48,964,477
Global Atlantic Select Advisor Managed Risk Portfolio	17,900,853	19,655,111
Global Atlantic Wellington Research Managed Risk Portfolio	229,603,343	252,129,034
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	2,477	2,415
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	22,478	278,119

The aggregate amount of purchases and sales listed above are inclusive of the cost of purchases and proceeds from sales of mortgage dollar roll transactions. The amount of these transactions is listed below.

Portfolio	Purchases	Sales
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$40,531,871	$38,556,401
Global Atlantic PIMCO Tactical Allocation Portfolio	35,951,566	34,113,881
Global Atlantic Wellington Research Managed Risk Portfolio	91,902,866	94,608,271

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios’ investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic American Funds® Managed Risk Portfolio	Wilshire Associates Incorporated
Milliman Financial Risk Management, LLC

Global Atlantic Balanced Managed Risk Portfolio	BlackRock Financial Management, Inc.
Milliman Financial Risk Management, LLC

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Milliman Financial Risk Management, LLC

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisers, Inc.*
Milliman Financial Risk Management, LLC

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Goldman Sachs Asset Management, L.P.

Global Atlantic Growth Managed Risk Portfolio	BlackRock Financial Management, Inc.
Milliman Financial Risk Management, LLC

Global Atlantic Moderate Growth Managed Risk Portfolio	BlackRock Financial Management, Inc.
Milliman Financial Risk Management, LLC

Global Atlantic Motif Technological Innovations Portfolio	Motif Capital Management, Inc.

Global Atlantic PIMCO Tactical Allocation Portfolio	Pacific Investment Management Company LLC

Global Atlantic Select Advisor Managed Risk Portfolio	Wilshire Associates Incorporated
Milliman Financial Risk Management, LLC

Global Atlantic Wellington Research Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Wellington Management Company LLP

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	Wilshire Associates Incorporated

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Wilshire Associates Incorporated

*	The sub-adviser to the equity sleeve of the Capital Appreciation and Income Component of the Portfolio changed effective March 1, 2018 due to an organizational restructuring whereby all of the investment personnel responsible for the management of the equity sleeve transitioned from Franklin Advisory Services, LLC to Franklin Advisers.

The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. GFS provides a Principal Financial Officer to the Trust.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

The following chart details the annual advisory fee for each Portfolio.

Portfolio	Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio [1]	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion

Global Atlantic Balanced Managed Risk Portfolio [2]	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.900%

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

Global Atlantic Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion

Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion

Portfolio	Advisory Fee*
Global Atlantic Motif Technological Innovations Portfolio	0.650% on first $100 million
0.600% on next $150 million
0.550% on next $250 million
0.500% over $500 million

Global Atlantic PIMCO Tactical Allocation Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

Global Atlantic Select Advisor Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion

Global Atlantic Wellington Research Managed Risk Portfolio [3]	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.360% on first $500 million
0.350% on next $500 million
0.340% on next $2 billion
0.330% on next $2 billion
0.310% over $5 billion

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.360% on first $500 million
0.350% on next $500 million
0.340% on next $2 billion
0.330% on next $2 billion
0.310% over $5 billion

*	Calculated daily based on the average daily net assets.

1 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.90%.

2 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.55%.

3 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.85%.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreement”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Portfolio	Expense Limitation	Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	April 30, 2019
Global Atlantic Balanced Managed Risk Portfolio	0.91%	April 30, 2019
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	April 30, 2019
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio*	1.15%	April 30, 2019
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	April 30, 2019
Global Atlantic Growth Managed Risk Portfolio	0.91%	April 30, 2019
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%	April 30, 2019
Global Atlantic Motif Technological Innovations Portfolio	1.22%	April 30, 2019
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%	April 30, 2019
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%	April 30, 2019
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%	April 30, 2019
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.75%	April 30, 2019
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.75%	April 30, 2019

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. This waiver is not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of underlying funds in which certain Portfolios invest. This compensation may create a conflict of interest for the Adviser in the selection of underlying funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of compensation received from managers of underlying funds. The minimum amount of this waiver, until at least April 30, 2019, for each Portfolio, is based on estimated amounts expected to be received during the current fiscal year. If a reasonable estimate cannot be made, the minimum may be set at 0.00%. The

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

actual amount of each waiver may be higher to the extent the payments exceed the Adviser’s estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Portfolio	Minimum Amount of Waiver
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.20%
Global Atlantic Select Advisor Managed Risk Portfolio	0.14%
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.00%
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.00%

For the six months ended June 30, 2018, the Adviser waived fees as follows:

Portfolio	Waiver
Global Atlantic American Funds® Managed Risk Portfolio	$467,907
Global Atlantic Balanced Managed Risk Portfolio	$—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$954,958
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$76,200
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$6,965
Global Atlantic Growth Managed Risk Portfolio	$—
Global Atlantic Moderate Growth Managed Risk Portfolio	$—
Global Atlantic Motif Technological Innovations Portfolio	$14,715
Global Atlantic PIMCO Tactical Allocation Portfolio	$7,901
Global Atlantic Select Advisor Managed Risk Portfolio	$366,928
Global Atlantic Wellington Research Managed Risk Portfolio	$4,505
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	$14,888
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	$14,878

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. During the six months ended June 30, 2018, the Adviser recaptured $3,766, $19,918 and $6,227 from the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio, respectively, for prior period expense waivers/reimbursements, and no other expense waivers/reimbursements were recaptured from the other Portfolios.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2018	December 31, 2019	December 31, 2020
Global Atlantic American Funds® Managed Risk Portfolio	$10,091	$13,328	$15,466
Global Atlantic Balanced Managed Risk Portfolio	$6,116	$5,053	$3,946
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$687,468	$819,822	$827,503
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$181,292	$260,257	$299,243
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$4,593	$13,249	$17,704
Global Atlantic Growth Managed Risk Portfolio	$39,670	$25,672	$17,431
Global Atlantic Moderate Growth Managed Risk Portfolio	$9,244	$7,442	$5,297
Global Atlantic Motif Technological Innovations Portfolio	N/A	N/A	N/A
Global Atlantic PIMCO Tactical Allocation Portfolio	$6,514	$11,766	$17,007
Global Atlantic Select Advisor Managed Risk Portfolio	$208,612	$262,953	$271,829
Global Atlantic Wellington Research Managed Risk Portfolio	$29,627	$55,984	$60,904
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	N/A	N/A	N/A
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	N/A	N/A	N/A

As of December 31, 2017, the following amounts expired unrecouped:

Portfolio	December 31, 2017
Global Atlantic American Funds® Managed Risk Portfolio	$43,219
Global Atlantic Balanced Managed Risk Portfolio	$10,495
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$302,097
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$43,581
Global Atlantic Growth Managed Risk Portfolio	$—
Global Atlantic Moderate Growth Managed Risk Portfolio	$—
Global Atlantic Select Advisor Managed Risk Portfolio	$80,814
Global Atlantic Wellington Research Managed Risk Portfolio	$67,806

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. The Distributor is an affiliate of GFS.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the Portfolios accrued the following distribution fees:

Portfolio
Global Atlantic American Funds® Managed Risk Portfolio	$297,947
Global Atlantic Balanced Managed Risk Portfolio	$117,306
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$350,153
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$366,415
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$41,392
Global Atlantic Growth Managed Risk Portfolio	$602,114
Global Atlantic Moderate Growth Managed Risk Portfolio	$188,457
Global Atlantic Motif Technological Innovations Portfolio	$204
Global Atlantic PIMCO Tactical Allocation Portfolio	$32,388
Global Atlantic Select Advisor Managed Risk Portfolio	$147,563
Global Atlantic Wellington Research Managed Risk Portfolio	$582,064
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	$35
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	$186

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays GFS, an annual asset based fee, which is calculated and applied monthly, adjusted upward for any Portfolios with less than $5 million in assets, and subject to an annual minimum fee based on the number of Portfolios in the Trust. In consideration of its receipt of the annual fee, GFS pays all operational expenses of the Portfolios with the exception of legal counsel fees, Trustee fees, certain expenses related to Board meetings and costs associated with the preparation and filing of Forms N-PORT and N-CEN. Certain extraordinary expenses such as expenses incurred in connection with any merger, reorganization or litigation would be borne by the Portfolios.

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

For the six months ended June 30, 2018, the Trustees received fees in the amounts as follows:

Portfolio	Fees Received
Global Atlantic American Funds® Managed Risk Portfolio	$9,689
Global Atlantic Balanced Managed Risk Portfolio	$3,833
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$11,429
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$11,906
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$1,339
Global Atlantic Growth Managed Risk Portfolio	$19,513
Global Atlantic Moderate Growth Managed Risk Portfolio	$6,097
Global Atlantic Motif Technological Innovations Portfolio	$6
Global Atlantic PIMCO Tactical Allocation Portfolio	$1,034
Global Atlantic Select Advisor Managed Risk Portfolio	$4,761
Global Atlantic Wellington Research Managed Risk Portfolio	$18,896
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	$2
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	$6

Certain affiliates of the Distributor and GFS provide ancillary services to the Portfolios as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2018, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio was as follows:

		Percentage of
		Ownership as
Portfolio	Account Owner	of June 30, 2018
Global Atlantic American Funds® Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Balanced Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Growth Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Moderate Growth Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

Portfolio	Account Owner	Percentage of Ownership as of June 30, 2018
Global Atlantic Motif Technological Innovations Portfolio	Forethought Life Insurance Company	83%
Global Atlantic PIMCO Tactical Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Select Advisor Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wellington Research Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	Forethought Life Insurance Company	56%
	Forethought Life Insurance Company Separate Account A	44%
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Forethought Life Insurance Company	28%
	Forethought Life Insurance Company Separate Account A	72%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk — Forethought Life Insurance Company, certain accounts, or the Adviser’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Portfolio	Tax Cost	Appreciation	Depreciation	(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	$218,247,615	$8,979,910	$(2,103,885)	$6,876,025
Global Atlantic Balanced Managed Risk Portfolio	78,283,330	10,163,100	(1,146,843)	9,016,257
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	258,574,769	2,103,603	—	2,103,603
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	233,427,263	52,944,958	(7,018,749)	45,926,209
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	34,202,700	1,469,537	(1,597)	1,467,940
Global Atlantic Growth Managed Risk Portfolio	374,212,292	80,492,439	(2,114,342)	78,378,097
Global Atlantic Moderate Growth Managed Risk Portfolio	123,486,276	20,503,981	(1,364,392)	19,139,589
Global Atlantic Motif Technological Innovations Portfolio	113,331	64,122	(906)	63,216
Global Atlantic PIMCO Tactical Allocation Portfolio	32,335,354	1,253,915	(445,925)	807,990
Global Atlantic Select Advisor Managed Risk Portfolio	98,750,014	14,827,355	(750,031)	14,077,324
Global Atlantic Wellington Research Managed Risk Portfolio	402,520,764	64,407,595	(11,459,167)	52,948,428
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	27,080	1,472	(468)	1,004
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	17,533	2,177	(39)	2,138

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended December 31, 2017 and December 31, 2016 was as follows:

For fiscal year ended 12/31/2017
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$2,858,743	$337,380	$—	$3,196,123
Global Atlantic Balanced Managed Risk Portfolio	1,180,586	—	—	1,180,586
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	1,778,094	—	—	1,778,094
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,854,796	—	—	2,854,796
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	106,993	—	—	106,993
Global Atlantic Growth Managed Risk Portfolio	6,229,367	—	—	6,229,367
Global Atlantic Moderate Growth Managed Risk Portfolio	1,754,087	—	—	1,754,087
Global Atlantic Motif Technological Innovations Portfolio	1,597	—	—	1,597
Global Atlantic PIMCO Tactical Allocation Portfolio	79,664	—	—	79,664
Global Atlantic Select Advisor Managed Risk Portfolio	1,405,776	—	—	1,405,776
Global Atlantic Wellington Research Managed Risk Portfolio	2,527,768	—	—	2,527,768
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	565	240	—	805
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	1,160	450	—	1,610

For fiscal year ended 12/31/2016
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$2,760,660	$7,734,168	$—	$10,494,828
Global Atlantic Balanced Managed Risk Portfolio	819,848	—	—	819,848
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	3,760,014	5,627,623	—	9,387,637
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1,544,662	—	—	1,544,662
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	887	—	—	887
Global Atlantic Growth Managed Risk Portfolio	4,733,236	—	—	4,733,236
Global Atlantic Moderate Growth Managed Risk Portfolio	1,265,693	—	—	1,265,693
Global Atlantic PIMCO Tactical Allocation Portfolio	185,709	—	—	185,709
Global Atlantic Select Advisor Managed Risk Portfolio	1,256,932	—	—	1,256,932
Global Atlantic Wellington Research Managed Risk Portfolio	1,019,567	—	—	1,019,567

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Global Atlantic American Funds® Managed Risk Portfolio	$3,462,567	$5,998,833	$—	$—	$—	$15,697,478	$25,158,878
Global Atlantic Balanced Managed Risk Portfolio	1,094,787	—	—	(217,054)	—	10,913,697	11,791,430
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	4,662,879	—	(62,516)	(14,414,400)	—	5,741,758	(4,072,279)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,764,207	—	—	(8,431,017)	—	48,704,630	43,037,820
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	472,067	935,911	—	—	—	1,554,201	2,962,179
Global Atlantic Growth Managed Risk Portfolio	4,868,926	—	—	(34,219,009)	—	83,640,840	54,290,757
Global Atlantic Moderate Growth Managed Risk Portfolio	1,615,365	—	—	(2,703,519)	—	20,979,656	19,891,502
Global Atlantic Motif Technological Innovations Portfolio	2,094	1,385	—	—	—	37,259	40,738
Global Atlantic PIMCO Tactical Allocation Portfolio	446,397	737,275	—	—	—	1,676,756	2,860,428
Global Atlantic Select Advisor Managed Risk Portfolio	1,101,805	1,454,190	—	—	—	14,728,580	17,284,575
Global Atlantic Wellington Research Managed Risk Portfolio	4,397,401	7,229,440	—	—	—	63,833,537	75,460,378
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	443	205	—	—	—	1,626	2,274
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	4,920	3,188	—	—	—	28,300	36,408

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for real estate investment trusts, return of capital distributions from C-Corporations and the mark-to-market on passive foreign investment companies, open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(1,479), $(6,076), $(39,654), and $154 for Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk, and Global Atlantic Wellington Research Managed Risk Portfolio, respectively.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios incurred and elected to defer such capital losses as follows:

Post October
Losses
Global Atlantic American Funds® Managed Risk Portfolio	$—
Global Atlantic Balanced Managed Risk Portfolio	—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	62,516
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	—
Global Atlantic Growth Managed Risk Portfolio	—
Global Atlantic Moderate Growth Managed Risk Portfolio	—
Global Atlantic Motif Technological Innovations Portfolio	—
Global Atlantic PIMCO Tactical Allocation Portfolio	—
Global Atlantic Select Advisor Managed Risk Portfolio	—
Global Atlantic Wellington Research Managed Risk Portfolio	—
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	—

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

At December 31, 2017, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
	Expiring	Short-Term	Long-Term	Total
Global Atlantic American Funds® Managed Risk Portfolio	$—	$—	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	—	—	217,054	217,054
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—	3,681,318	10,733,082	14,414,400
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—	3,020,800	5,410,217	8,431,017
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	—	—	—	—
Global Atlantic Growth Managed Risk Portfolio	—	9,088,678	25,130,331	34,219,009
Global Atlantic Moderate Growth Managed Risk Portfolio	—	—	2,703,519	2,703,519
Global Atlantic Motif Technological Innovations Portfolio	—	—	—	—
Global Atlantic PIMCO Tactical Allocation Portfolio	—	—	—	—
Global Atlantic Select Advisor Managed Risk Portfolio	—	—	—	—
Global Atlantic Wellington Research Managed Risk Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of net operating losses and short-term capital gains, non-deductible expenses, pay downs and foreign currency losses, the reclassification of Portfolio distributions, and adjustments related to real estate investment trusts, C-Corporation return of capital distributions, passive foreign investment companies and swaps, resulted in reclassification for the following Portfolios for the period ended December 31, 2017 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Global Atlantic American Funds® Managed Risk Portfolio	$—	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	—	—	—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—	—	—
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—	(139,387)	139,387
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	—	24,240	(24,240)
Global Atlantic Growth Managed Risk Portfolio	—	—	—
Global Atlantic Moderate Growth Managed Risk Portfolio	—	—	—
Global Atlantic Motif Technological Innovations Portfolio	(59)	951	(892)
Global Atlantic PIMCO Tactical Allocation Portfolio	(2,359)	52,185	(49,826)
Global Atlantic Select Advisor Managed Risk Portfolio	—	—	—
Global Atlantic Wellington Research Managed Risk Portfolio	—	(20,271)	20,271
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	(29)	29	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	(61)	61	—

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Global Atlantic Balanced Managed Risk Portfolio currently invests a portion of its assets in iShares Core U.S. Aggregate Bond ETF. The iShares Core U.S. Aggregate Bond ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core U.S. Aggregate Bond ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Global Atlantic Balanced Managed Risk Portfolio will be directly affected by the performance of the iShares Core U.S. Aggregate Bond ETF. The financial statements of the iShares Core U.S. Aggregate Bond ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2018, the Portfolio invested 26.5% of its net assets in the iShares Core U.S. Aggregate Bond ETF.

The Global Atlantic BlackRock Global Allocation Managed Risk Portfolio currently invests a portion of its assets in BlackRock Global Allocation V.I. Fund. The BlackRock Global Allocation V.I. Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the BlackRock Global Allocation V.I. Fund at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Global Atlantic BlackRock Global Allocation Managed Risk Portfolio will be directly affected by the performance of the BlackRock Global Allocation V.I. Fund. The financial statements of the BlackRock Global Allocation V.I. Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2018, the Portfolio invested 95.2% of its net assets in the BlackRock Global Allocation V.I. Fund.

The Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio currently invests a portion of its assets in Fidelity Investments Money Market Funds – Government Portfolio. The Fidelity Investments Money Market Funds – Government Portfolio is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the Fidelity Investments Money Market Funds – Government Portfolio at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio will be directly affected by the performance of the Fidelity Investments Money Market Funds – Government Portfolio. The financial statements of the Fidelity Investments Money Market Funds – Government Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2018, the Portfolio invested 34.2% of its net assets in the Fidelity Investments Money Market Funds – Government Portfolio.

The Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio currently invest a portion of their assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio will be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2018, the Portfolios invested the following of percentages of their respective net assets in the iShares Core S&P 500 ETF:

Global Atlantic Balanced Managed Risk Portfolio	27.9%
Global Atlantic Growth Managed Risk Portfolio	45.5%
Global Atlantic Moderate Growth Managed Risk Portfolio	36.0%

Global Atlantic Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018 (Unaudited)

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the statements of assets and liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Global Atlantic Portfolios

EXPENSE EXAMPLES

June 30, 2018 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)
			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	1-1-18	06-30-18	Period*	06-30-18	Period*
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	$1,000.00	$1,009.20	$4.28	$1,020.53	$4.31
Global Atlantic Balanced Managed Risk Portfolio	0.91%	$1,000.00	$989.20	$4.49	$1,020.28	$4.56
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	$1,000.00	$982.20	$2.80	$1,021.97	$2.86
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.15%	$1,000.00	$983.50	$5.66	$1,019.09	$5.76
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	$1,000.00	$984.00	$5.71	$1,019.04	$5.81

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

EXPENSE EXAMPLES (Continued)

June 30, 2018 (Unaudited)

					Hypothetical
					(5% return before
			Actual		expenses)
	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class II Shares	Ratio	1-1-18	6-30-18	Period*	06-30-18	Period*
Global Atlantic Growth Managed Risk Portfolio	0.91%	$1,000.00	$988.00	$4.49	$1,020.28	$4.56
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%	$1,000.00	$989.90	$4.49	$1,020.28	$4.56
Global Atlantic Motif Technological Innovations Portfolio	1.22%	$1,000.00	$1,200.70	$6.66	$1,018.74	$6.11
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%	$1,000.00	$982.00	$5.60	$1,019.14	$5.71
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%	$1,000.00	$1,004.00	$3.13	$1,021.67	$3.16
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%	$1,000.00	$1,000.00	$5.95	$1,018.84	$6.01
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.75%	$1,000.00	$997.20	$3.71	$1,021.08	$3.76
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.75%	$1,000.00	$1,147.80	$3.99	$1,021.08	$3.76

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Forethought Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Forethought Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Forethought Variable Insurance Trust does not jointly market.

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PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios’ Statement of Additional Information) is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available: (i) on the SEC’s website at http://www.sec.gov; (ii) on the Portfolios’ website at www.geminifund.com/GlobalAtlanticDocuments; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER	ADMINISTRATOR
Global Atlantic Investment Advisors, LLC	Gemini Fund Services, LLC
10 West Market Street, Suite 2300	80 Arkay Drive, Suite 110
Indianapolis, IN 46204	Hauppauge, NY 11788

INVESTMENT SUB-ADVISERS
BlackRock Financial Management, Inc.	Motif Capital Management, Inc.
55 East 52nd Street	400 South El Camino Real (Suite 575)
New York, NY 10055	San Mateo, CA 94402

Franklin Advisers, Inc.	Pacific Investment Management Company LLC
One Franklin Parkway	650 Newport Center Drive
San Mateo, CA 94403	Newport Beach, CA 92660

Goldman Sachs Asset Management, L.P.	Wellington Management Company LLP
200 West Street	280 Congress Street
New York, NY 10282	Boston, MA 02210

Milliman Financial Risk Management, LLC	Wilshire Associates Incorporated
71 S. Wacker Drive, 31st Floor	1299 Ocean Avenue, Suite 700
Chicago, IL 60606	Santa Monica, CA 90401

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. (a) Schedule of investments in securities of unaffiliated issuers is included under Item 1; (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedure by which shareholders recommend nominees to the registrant’s Board of Trustees since the date of the Registrant’s prior report of Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-X (per item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting that occurred during the second quarter of the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By /s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 8/27/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 8/27/18

By /s/ Laura Szalyga

Laura Szalyga, Treasurer

Date 8/27/18